MFS [RegTM]/Sun Life Series Trust

ANNUAL REPORT [bullet] December 31, 1997















Capital Appreciation Series
Conservative Growth Series
Emerging Growth Series
International Growth Series
 (formerly MFS[RegTM]/Foreign & Colonial International Growth Series)
Managed Sectors Series
MFS [RegTM]/Foreign & Colonial Emerging
 Markets Equity Series
Research Series
Research Growth and Income Series
Total Return Series
Utilities Series
Value Series
World Growth Series
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         NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE
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MFS Mourns Chairman's Passing
It is with deep regret that we inform you of the death on February 2, 1998, of
A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment ManagementSM. Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.


Dear Contract Owners:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998, as long-term interest rates have declined and the money supply is increasing at a rapid rate. While economic growth in the United States continues to be impressive, this is being partially offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.


Global Outlook
The second half of 1997 brought turmoil to the world's investment markets as concerns about Asia mounted and as liquidity, which has been high for the past few years, began to dry up. While markets in Europe, the United States, and even Latin America performed reasonably well, the cumulative effect of large current-account deficits, followed by the collapse of several large financial institutions and corporations, created a situation in Asia that could remain unstable for some time. Although the Asian crisis affected other emerging markets, valuations in several of them have become more attractive, and we believe the long-term case for emerging markets remains intact. In Europe, the uncertainty over economic union appears to have diminished somewhat. Growth has begun accelerating on the continent and may exceed U.S. growth in 1998.


Bond Markets
The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.


Stock Market
The extreme volatility seen in the U.S. equity market this fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in emerging markets and the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits under question due to the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.


A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had those charges been deducted. We appreciate your support and welcome any questions or comments you may have.


On behalf of the Board of Trustees,


/s/ John D. McNeil


John D. McNeil
Chairman


January 12, 1998


Capital Appreciation Series
For the year ended December 31, 1997, the Series provided a total return of 23.14%, which compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged index of common stock total return performance. Although the Series underperformed its benchmark, the S&P 500 was by far the best-performing index last year. The average growth fund (as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance) returned 25.30%. The Series' performance was more favorable through October, before its technology holdings were impacted by the Asian economic and currency crisis. The Series' leisure, financial services, and retailing holdings, however, helped performance.


The Series seeks growth of capital and focuses on companies exhibiting five key characteristics. The first is good earnings growth. The second is quality management. The third is positive secular trends, which for the Series means staying with technology, which is well positioned for the long term. Fourth, we look for companies that are in good financial shape; that is, that have good balance sheets and are generating positive cash flows. Fifth, we try to invest in companies during periods of valuation weakness.


The Series' largest holding is Tyco International, a company that has had strong earnings growth of about 20% per year, quality management, a good balance sheet, and positive secular trends in its businesses, such as fire safety, which continues to see strong growth both in installation and service. The Series' second-largest holding, HFS, has gone through a number of consolidations and acquisitions. Most recently, it merged with CUC International, a consumer membership club and Internet shopping company, and changed its name to Cendant Corp. We believe the company's earnings growth should run 25% to 30% per year over the next couple of years, while its price-to-earnings ratio is in the mid-20s, so it still has good growth in relation to its value.


Going forward, we anticipate good continued economic growth, although it could slow in the first half of 1998. That means interest rates should come down, which should support current price-to-


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earnings ratios. However, the more moderate growth in the first half could lead to some earnings disappointments. The key will be to focus on companies that can deliver the earnings.

Conservative Growth Series
For the year ended December 31, 1997, the Series provided a total return of 31.94%, which compares to a 33.36% return for the S&P 500. The Series' slight underperformance versus the S&P 500 can be attributed to underperformance in some of the Series' industrial goods and services stocks, a sector in which we were slightly overweighted. While a number of these companies, such as Cooper Industries, United Technologies, and Lockheed Martin, underperformed, we believe the long-term outlook for these companies is favorable and continue to hold large positions in them. On the positive side, the Series benefited from a major overweighting in financial services, which was one of the best-performing sectors of the market. In the S&P 500, this sector returned 50%, while the Series' financial services stocks returned 57%. Some of our major holdings in this sector performed very well, including Norwest Bank, US Bancorp, Progressive Corp., Allstate, and State Street Bank. Although the Series' technology weighting was less than 6% of the portfolio, compared with a 12% weighting for this sector in the S&P 500, our technology stocks gained over 40% for the year, while the S&P technology sector was up only 27%.

The Series' health care weighting was increased during the year because we regard this industry as a good, steady growth part of the economy, particularly the pharmaceutical companies, as opposed to the health-maintenance or managed-care companies. The flow of products coming out of the pharmaceutical business has accelerated, in part because of a renewed focus by drug companies on product development. Also, there seems to be a greater understanding by the Food and Drug Administration that the approval process for these drugs has to be faster in order for them to benefit the public. The growth rates of these companies have been quite strong. The Series' largest holding is Bristol-Myers Squibb; we also have holdings in Pfizer, Johnson & Johnson, and Novartis, a Swiss drug company.

The turmoil in emerging markets, and particularly in Asia, has had no direct effect on the Series because it had no holdings in those parts of the world. However, we expect to see some effect on domestic companies with sales in those regions. For example, the Series had a small holding in Oracle, a stock that declined in December when the company announced that Japan was going to be a difficult environment for it. We have begun analyzing what companies have exposure in Asia and how much.

We see a continuation of the low-inflation environment for 1998. The turmoil in emerging markets will probably have a positive effect on both interest rates and inflation here in the United States. In 1998, the risk will not be valuations, but earnings, and we're trying to be very careful that the companies in the portfolio are capable of making their earnings estimates.

Emerging Growth Series
For the year ended December 31, 1997, the Series provided a total return of 21.93%. This compares to a 22.36% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 33.36% return for the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The performance of the Series and the Russell 2000 relative to the S&P 500 has been hampered by the underperformance of small, rapidly growing companies, a continuation of a trend that began in 1996. While this underperformance has resulted in more attractive valuations and will, we believe, result in a rebound for stocks of smaller companies, that rebound likely will have to wait for concerns about Asia to ease.

Although we have increased the Series' average-company size as measured by market capitalization, a move that has helped performance, many of the companies we own are involved in the fastest-growing, most-dynamic segments of the economy and, as a result, they've helped us maintain the Series' average earnings growth rate at about 25%. There's been no change in that rate over the past four years.

Technology continues to be the Series' largest sector, which we do not expect to change. Several stocks in this sector have provided good performance, including Computer Associates, Compuware, SAP, Cisco Systems, Microsoft, and BMC Software. The world's countries, including the United States, need technology in order to lower costs and become more competitive. Even in Asia, where economies are struggling, companies have to keep spending on technology to keep their competitive edge.

So far, the turmoil in Asia has had little effect on the Series because many of our companies are domestically focused, although some of the technology companies are starting to see an impact. Still, corporate earnings in the United States are very strong, and earnings in Europe are starting to accelerate, which we believe will help offset much of the Asian impact.

Going forward, we expect to see more downsizing and restructuring, both in the United States and abroad, and we're seeking companies that we believe can capitalize on that. Because of the Series' bottom-up, stock-oriented approach, we don't spend a lot of time looking at the economic environment. However, we expect to see the overall trend of corporate earnings growth continue, though perhaps at a slower pace. Corporate earnings in general have been growing at a 10% to 20% annual rate, and we anticipate earnings growth in the 8% to 10% range for 1998.

International Growth Series
(formerly MFS[RegTM]/Foreign & Colonial International Growth Series)

For the year ended December 31, 1997, the Series provided a total return of -1.64%. This compares to a 2.06% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities, and to a 7.27% return for the Lipper International Funds Index. The Lipper indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. Since early September, the Series has been managed in two parts. Roughly 80% is invested in developed international markets and is managed by MFS, while approximately 20% is invested in emerging markets and is managed by the emerging markets team of Foreign & Colonial Management, Ltd. As of December 31, 1997, 78% of the Series' assets were invested in developed markets, 19% in emerging markets, and 3% in cash.

In the developed markets, a bottom-up approach to stock selection is used, as opposed to top-down country allocations. Therefore, the Series' developed-market country weightings are a byproduct of where the companies we believe offer the most attractive returns are headquartered. Emphasis is placed on high-quality companies that are industry leaders and that we believe will generate above-average earnings growth regardless of the state of the global economy.


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At the end of December, 64% of developed-market assets were invested in Europe,
28% in Asia/Pacific, and 8% in the Americas. This compares to the MSCI EAFE Index which, as of October 31, 1997, allocated 64% to Europe, 36% to Asia/Pacific, and 0% to the Americas. Our three largest individual country exposures were the United Kingdom, with 15% of assets; Japan, with 13%; and the Netherlands, with 6%.

The Series' three largest industry sector weightings are financial services, with 18.4% of assets; utilities and communications, with 14.1%; and the miscellaneous category, with 9.4%. While financial services is the largest weighting, it is below the 24% weighting in the MSCI EAFE Index due to our lack of exposure to Japanese financial services companies. Of the Series' 18.4% weighting, banks account for 9%, insurance companies for 7%, and other financial services companies for 2.4%. Within utilities and communications, our bias has been toward cellular and smaller-market phone companies and away from the traditional wire-line phone companies and established electric utilities. The Series' technology weighting is almost exclusively within Japan, representing over 40% of our holdings in that country and including names such as Sony, Canon, and TDK.


In general, we believe that companies that can be characterized as steady earners currently offer the most attractive growth prospects relative to their valuation levels. Several of the Series' larger holdings that would fall into this category include British Aerospace, an aerospace and defense contractor; Henkel, a German consumer products company; Akzo Nobel, a Dutch pharmaceutical and specialty chemical company; and QBE Insurance, an Australian insurance company.


After a strong start in the emerging markets in 1997, the last six months of the year saw extreme volatility, primarily due to the turmoil in Southeast Asia. The portion of the Series dedicated to emerging markets has performed well relative to the MSCI Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, due to overweightings in Latin America and Eastern Europe and an underweighting in Southeast Asia.


Foreign & Colonial continues to be positive on the Latin American region, which represents 46% of its holdings. The largest individual country exposure remains Brazil, at 13%. While recent interest-rate hikes and currency fears have led to a market decline, the managers at Foreign & Colonial believe the accelerated reforms taking place in Brazil and low valuation levels produce an attractive medium-term outlook. The overall weighting in the Asia/Pacific region has been cut almost in half, with exposure to only Hong Kong/China and India. Incrementally, that money has been shifted into Eastern Europe, Africa, and the Middle East, which combined now represent 38% of the Series' emerging market holdings. Favored markets there are Hungary, Portugal, and Egypt.


Our overall outlook for 1998 is one of moderation. We expect global inflation to remain low. The currency crisis in Southeast Asia will slow growth in that region and result in excess capacity for the next two to three years, which will have a spillover effect on the rest of the world. This means that inflation and interest rates should stay low, supporting current valuation levels. While earnings growth is likely to slow in most major markets, including the United States, growth could actually accelerate in a number of continental European countries. Given lower valuation levels in Europe, that has led us to find incrementally better opportunities there. In Japan, while valuation levels have come down (the market is now 20% cheaper than the United States based upon cash flow and on a par with Europe), the problem remains a lack of growth. In the emerging markets, it is difficult to predict an end to recent volatility. However, with valuations back to levels last seen in 1994, there are a number of individual markets that we believe should do well in 1998, and we feel the long-term case for emerging markets remains intact.


Managed Sectors Series
For the year ended December 31, 1997, the Series provided a total return of 25.63%. This compares to a 33.36% return for the S&P 500 and to a 19.86% return for the Lipper Capital Appreciation Fund Index. For most of the year, the Series benefited from the performance of holdings in the technology and energy sectors, particularly semiconductors in the technology area and oil services in the energy sector. Some technology holdings were negatively impacted by events in the Pacific Rim. The Series also benefited when a number of its holdings, including Smith's Food and Drug, Equitable of Iowa, and ADT Ltd., were acquired during the year. Finally, Tyco International, one of the Series' largest holdings, was up over 70% during the past 12 months, and its prospects for continued strong earnings growth have been bolstered by both strong internal fundamentals and a number of acquisitions, including that of ADT, which have added to earnings.

While the Series continues to be invested in the five sectors outlined last year, as well as in the "other" category (consisting of additional sectors that we feel have attractive prospects for the future), significant changes within each sector have occurred. Specifically, the overall weighting in the energy sector was reduced modestly through the sales of two oil services marine rental companies, Tidewater and Seacor, on full valuation; a reduction in the Series' Occidental Petroleum position; and the trimming of other oil services stocks on the basis of price strength. The technology weighting was reduced from a year ago, and there were numerous changes within the sector. In health care, both wholesale and retail drug distribution companies were added, as we believe the prospects for these segments of the industry are quite positive. Finally, although gaming issues were sold due to weak fundamentals, the leisure category was increased with the addition of a number of cellular telephone holdings and full-service hotel stocks. The latter group is expected to continue to prosper from strong demand and restricted supply for a number of years to come. In addition, the "other" category was reduced by 5% of total assets, and the number of holdings within that area was concentrated.


MFS[RegTM]/Foreign & Colonial Emerging Markets
Equity Series
For the year ended December 31, 1997, the Series provided a total return of 10.46%. This compares to a -10.24% return for the Lipper Emerging Markets Funds Index and to a -13.21% return for the MSCI EMF Index. Following a strong start in 1997, emerging markets experienced a roller-coaster ride in the last half of the year, primarily due to volatility in Southeast Asia. The Series has outperformed the MSCI EMF Index by having above-index weightings in most of Latin America and Eastern Europe and below-index weightings in Southeast Asia and South Africa. The Series has outperformed the Lipper Index primarily due to the Series' higher weightings in Brazil, Mexico, Colombia, Russia, Egypt, and Morocco and its lower weightings in South Korea, Malaysia, Indonesia, Thailand, and the Philippines.


The Series remains well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, and food and beverages. The largest country weightings


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are in Brazil, Mexico, India, Hong Kong, and Egypt. Within Asia, we have had virtually no investments with the exception of Hong Kong/China, which we believe continues to show long-term potential. We also remain positive on India due to its improving domestic liquidity and falling interest rates. Elsewhere in Asia, we remain cautious due to our concern that structural imbalances in the region's economies may continue to have a negative impact on their stock markets.

We remain, on the whole, positive on other emerging market countries despite recent volatility. Our largest position in Latin America remains Brazil, where interest rates have been raised recently to protect the value of the Brazilian real. The recent setback in the market has accelerated the reform process. Many companies in Brazil are now selling at low single-digit price-to-earnings multiples with what we regard as attractive medium-term outlooks. We also remain positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe to be an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

In other emerging markets, Russia was among the best performing in the world in 1996 and was another star for most of 1997. Investors have taken profits in the latter part of the year and, in our view, this has made the market very attractive again given that Russian companies are severely undervalued compared to similar ones in the West. The Egyptian economy is the strongest in the Middle East region as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Its stock market has also been very resilient to volatility elsewhere due to low levels of foreign ownership and strong macroeconomic and corporate fundamentals. Portugal has demonstrated over the past two years that its management of its economy is among the best in Western Europe. This has been vindicated by Morgan Stanley, which placed the Portuguese stock market in its developed, rather than emerging, market index series as of December 1997. The Portuguese market has been resilient to the falls in security prices elsewhere, as investors have taken the view that companies in this market are undervalued compared to competitors in the rest of Europe.

Having been cautious on the South African stock market for most of the past year, we are now seeing some value there following the sharp fall of the rand and the likely peaking in inflation and interest rates. A gradual rebuilding of positions has taken place over the past few months.

Looking forward, we believe the general climate for emerging market assets, notwithstanding recent volatility, remains supportive, with valuations in many markets back to 1994 levels. The situation in Southeast Asia remains difficult, although value is beginning to emerge, especially in Hong Kong/China and India, both of which we feel offer good value at current levels. We remain committed to Latin America, given that economies in the region have fewer structural imbalances than Asia's. We believe other emerging markets such as Russia, Poland, Hungary, Egypt, Morocco, and South Africa should also do well in the next 12 months.


Research Series
For the year ended December 31, 1997, the Series provided a total return of 20.86%. This compares to a 33.36% return for the S&P 500. The Series' underperformance relative to the S&P 500 can be attributed in part to the narrowness of the U.S. equity market and to the decline in value of several foreign holdings within the portfolio. In addition, the Series was hurt by our relative weightings in the following five sectors: technology, consumer staples, autos, utilities and communications, and business services. Overall, the companies that the analysts have chosen within these sectors have performed very well and are leaders in their respective industries. Over the last six months of the year, the Series did outperform the S&P 500 in the retailing, financial services, energy, and basic materials sectors.


Sector weightings in the Series have not shifted dramatically, but the analysts' continuous search for the best ideas has changed them slightly. For example, the weighting was increased in the financial services sector, which has performed exceptionally well. Within this sector, several stocks contributed to performance, most notably PNC Bank, Corestates Financial, and Comerica, Inc. These companies have developed solid competitive positions within an industry that continues to benefit from an environment of slow-to-moderate growth, low inflation, and rapid consolidation.


The Series has also increased its weighting in the technology sector by close to 1% and continues to be weighted almost seven percentage points higher than the technology portion of the S&P 500. While a number of companies within the technology sector dampened the Series' returns in the latter half of 1997, this was seen as a result of the crisis in Southeast Asia, where uncertain demand and negative currency positions have significantly affected certain stocks. We remain cautious on the impact of Southeast Asian developments and, as a result, there have been a number of changes in the Series, with an emphasis toward companies that possess strong secular growth opportunities. Oracle is an example of one company that has been affected by the "Asian flu." This resulted in a disappointing earnings report in November, and we will be monitoring its situation closely. Companies within the technology sector that finished the year strongly were Computer Associates International, Compaq Computer, Compuware Corp., and Cadence Design Systems.


While we have maintained a neutral weighting relative to the S&P 500 in the transportation sector, the analysts continue to search for the best ideas in this industry also. One example is Wisconsin Central Transportation, which derives a great deal of its earnings from international acquisitions. The stock has suffered due to a lack of acquisitions in 1997, a loss of focus by the company on its core domestic business, and missed earnings estimates. However, Wisconsin Central should benefit in 1998 from three positive factors. First, it is the front-runner for three big Australian acquisitions in 1998 and 1999. Second, its acquisition of British Rail over a year ago should result in profits this year. Third, its domestic operations are back on track.

The Series remains overweighted in consumer staples and retailing, sectors in which companies such as Earthgrains, Office Depot, and Safeway have enhanced returns. Conversely, the analysts have reduced their weightings in autos and housing and in basic materials because profits continue to be uncertain. In addition, the Series remains underweighted in utilities and communications relative to the S&P 500 because the analysts believe that deregulation and increased competition will decelerate the earnings of the large players in the industry. They are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

Research Growth and Income Series
The Series commenced operations on May 13, 1997, and from that date through December 31, 1997, provided a total return of 10.20%. The past year provided a favorable environment for the companies in the Series. In general, corporate profits, which


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exceeded inflation in a slow-growth economic environment, continue to drive stock prices.

The Series is overweighted in the financial services, consumer staples, and health care sectors. Given the current economic backdrop, the analysts believe many of the companies in these sectors are well positioned for a slow-growth, low-inflation environment. Companies such as Rite Aid, CVS, and Safeway have benefited from improving margins, cost savings resulting from continued consolidation, and volume growth resulting from a robust economy. Banking and insurance companies have benefited from similar trends.

One of the Series' largest holdings is Coca-Cola. The company has an approximate 43% share of the U.S. soft drink market and a 49% share of the international market, and the analysts believe its ability to increase prices, diversify geographically, and leverage its global brand image should continue to drive volume growth in the months ahead. Another top holding is British Petroleum, one of the largest petroleum and petrochemical groups in the world. It appears to have the most profitable growth profile among the integrated oil companies and a superior management team that has successfully focused on cost controls and long-term earnings growth.

The performance of another large holding, Tyco International, surpassed our expectations. The company announced two acquisitions, including that of ADT Ltd., and the analysts expect these acquisitions to result in cost and revenue synergies that will contribute significant earning growth in the years ahead. As a result, the company's stock price performed even better than expected.

Looking ahead, the short-term outlook appears to call for more modest returns than we've seen in the recent past. In this environment, individual stock picking, rather than a focus on the overall market, has become the key to long-term investment performance. It appears that selected companies in the technology, financial services, and health care industries still have reasonable valuations and favorable opportunities for long-term growth and superior investment returns.


Total Return Series
For the year ended December 31, 1997, the Series provided a total return of 21.98%, compared to returns of 33.36% for the S&P 500 and 9.76% for the Lehman Brothers Government/ Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

Over the period, we maintained an equity weighting of between 54% and 59%. Approximately 2% of the weighting consisted of preferred stocks, convertible preferred stocks, and convertible bonds, which we include in our equity calculations. We consider an equity allocation under 60% to be conservative for a balanced fund.

Given our view than there are few cheap stocks on the market, we have concentrated our equity positions in areas in which earnings are visible, valuations are fair, and consolidation is taking place. As a result, we have been overweighted in financial services, energy, and utility stocks. In addition, we continue to find value in large, multinational, franchise-type companies overseas, such as Henkel and SmithKline Beecham.

On the bond side, the Series is more heavily weighted in corporate bonds than in U.S. Treasuries, with a duration (or measure of interest-rate sensitivity) that is modestly above that of the Series' benchmark. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Generally, we have positioned the bond portfolio for a flat to slightly downward interest-rate environment.

We have positioned the Series in a relatively conservative manner. Should the equity market produce a significant correction over the next several months, we will look to shift more of our assets into stocks with better valuations.


Utilities Series
For the year ended December 31, 1997, the Series provided a total return of 32.71%. This compares to a 24.65% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P 500. For the same period, the S&P 500 returned 33.36%. In 1997, the Series benefited from a number of good stock picks in the telecommunications area, including Worldcom, MCI, and many of the competitive local exchange companies. Also, the Series' position in Latin American telecommunications and electric utility stocks performed well until the end of October, when they got caught up in the emerging-market upheaval. However, we have recently added to our Latin American exposure in places like Mexico, Brazil, Argentina, and Chile because we are finding many companies trading at very low valuations relative to their cash-flow growth rates.

Among the Series' larger U.S. electric utility positions are New Century Energies, which is the old Public Service Company of Colorado; Cinergy, which operates Cincinnati Gas & Electric; and Sierra Pacific Resources in northern California and Nevada. Sierra Pacific, for example, has benefited from low costs, lack of nuclear exposure, a growth rate that is twice the average for the industry, and good relations with regulators.

While natural gas pipeline companies provided good returns in 1995 and 1996 due to surprising earnings gains and expanding multiples, in the first half of 1997 warm weather and low price volatility caused several companies to report poor earnings. However, on a positive note, we have seen several mergers take place in this industry, as many companies attempt to position themselves for the convergence of the gas and electric markets. Over the past 18 months, the largest public deals have been Enron's buying Portland General, Duke Power's buying Panenergy, and Shell's buying Tejas Gas. The Series had positions in all three takeovers, which helped performance.

Real estate investment trusts, or REITs, make up about 1% of the Series. Because we want the Series to have a current yield at least equal to that of the Lipper Utility Index, and because we prefer not to chase higher-yielding, riskier electrics, we have chosen to obtain the income from bonds, REITs, and lower-yielding, higher-growth electrics.

We think there will be more mergers and acquisitions in the electric and gas industries over the next six to 12 months. There was relatively little of this in 1997, but as the effects of regulation on the state and local levels become clearer, we expect merger and acquisition activity to pick up. This should benefit multiples in all industries involved.

Value Series
For the year ended December 31, 1997, the Series provided a total return of 27.57%. This compares to a 33.36% return for the S&P 500. The Series' underperformance relative to the benchmark can mainly be attributed to underweightings in sectors that turned in better-than-expected performance in 1997. The oil services sector, for example, was up approximately 50%, and the

Series had no exposure there. Technology was up approximately 27%, and the Series was slightly underweighted there. In financial services, another top-performing sector, the Series was slightly underweighted, particularly in banking, although we were slightly overweighted in insurance. In banking, the big story has been consolidation, which has driven stock prices, while insurance has been helped by asset gatherers that have benefited from the growth in 401(k) retirement plans as well as from strong equity market performance. Also, property/casualty and life insurers have benefited from ongoing consolidation.

In health care, the Series is emphasizing two main areas. One is the pharmaceutical sector, in which we own Bristol-Myers Squibb, Sanofi, and Novartis. We think Bristol-Myers is going to see above-peer growth rates and, because it trades at one of the lowest multiples in the industry, we think we may see some relative valuation improvement there. Novartis is a cost-cutting and consolidation story, and Sanofi is a relatively small company that's going to roll out two new products over the next couple of years, one for the treatment of hypertension and the other for stroke prevention. In the drug store area, Rite Aid has performed well and its valuation has risen, but it is still trading at a discount to other major chains, so it's relatively undervalued. The company's consolidation of its acquisition of Thrifty Payless on the West Coast is going well. Managed care is also helping these big chains. It hurts the smaller, individually owned stores, but the chains benefit from the large volume of sales.

In general, the overall business environment has been quite favorable. The U.S. economy is growing at a sustainable rate, and inflation is low despite some signs of wage pressures. U.S. productivity has been better than expected and is relatively competitive with most developed countries. The wild card going into 1998 is the devaluation of Asian currencies and the potential impact that may have on the competitive position of the United States versus some of the emerging markets. While we believe it will slow economic growth in 1998, this should help mitigate any wage-related inflation pressures and, hopefully, extend the low-inflation, moderate-growth economic scenario we've experienced in the United States over the past several years.


World Growth Series
For the year ended December 31, 1997, the Series provided a total return of 15.32%. This compares to a 16.23% return for the MSCI World Index, a broad, unmanaged index of global equities. The Series continues to focus on what we believe are the fastest-growing companies in the world, in what we consider the three most attractive markets with the best long-term growth potential: U.S. small-capitalization and emerging growth stocks; growth stocks in mature foreign markets, primarily in Europe and Japan; and stocks in emerging markets. While the S&P 500 was up 33.36%, Europe as a whole was up 38%, but about 14% of that was lost in currency translation, so in dollar terms it was only up 24%. The Pacific Rim was down significantly, about 25% in dollar terms, with Japan down 18%. Hong Kong, because of the turmoil in the Pacific Rim, was down 23%, even though it was up for most of 1997. Australia was down 10% in dollar terms because its currency was weak, while Malaysia was down 68% and Singapore was down 30%. The Series was underweighted in Japan, which helped performance, but we were overweighted in the other markets.


Looking at some of the major markets in which the Series is invested, we have 51% of equity assets in the Americas, 28% in Europe, and 15% in Asia/Pacific. Of the 51% in the Americas, 40% of that is in the United States. That is by far the Series' biggest market, but it's still underweighted compared to the MSCI's U.S. weighting. This is just a result of company selection. We had less money in the United States at the beginning of 1997, but we have since bought some technology companies. We have nearly 1% in Canada, and the rest in Latin America.


In Europe, the biggest weighting is in the United Kingdom, which is at 6% and down slightly from early in 1997 as we've sold some names in the past couple of months. Our three largest British holdings have been in the Series for some time and include British Aerospace, which we've had for about a year; ASDA, which we've had for a number of years; and British Petroleum. The second-biggest country weighting is in Germany at about 4% of the portfolio, while the Netherlands is third at about 3%. After that, assets are spread among a number of countries, including Sweden, Portugal, France, and Switzerland.


Looking ahead, we believe the Asian crisis could be a long-term macroeconomic problem, with countries' balance sheets in disrepair and large current-account deficits prevalent. Although we try to focus on companies and not markets, this is an environment in which instability and earnings uncertainty have made it difficult in most cases to pick stocks. However, in cases in which we feel confident that a company's fundamentals will not be impacted by what's going on around it, or not impacted to a significant degree, we may buy stocks in some of these companies.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Past performance is no guarantee of future results. These results do not reflect the deduction of separate account charges. For returns that reflect the deduction of separate account charges, please refer to the annual report for the product being offered.


Capital Appreciation Series

For the 10-year period ended December 31, 1997

[Begin line chart]

                                      Capital
                   S&P 500          Appreciation        Consumer Price
               Composite Index         Series            Index -- U.S.
               ---------------         ------            -------------
12/87              10,000              10,000               10,000
12/89              15,356              15,965               10,924
12/91              19,412              20,323               11,946
12/93              22,997              27,244               12,631
12/95              32,058              35,313               13,289
12/97              52,567              52,823               14,034

[End line chart]

Average Annual Total Returns
as of December 31, 1997


                                           1 Year         3 Years        5 Years       10 Years
-----------------------------------------------------------------------------------------------
Capital Appreciation Series                +23.14%        +26.23%        +18.00%        +17.95%
Standard & Poor's 500 Composite Index*     +33.36%        +31.15%        +20.27%        +18.05%
Average growth fund+                       +25.30%        +25.11%        +16.47%        +15.93%
Consumer Price Index#*                     + 2.15%        + 2.67%        + 2.69%        + 3.45%

*Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
+Source: Lipper Analytical Services, Inc.


Conservative Growth Series

For the 10-year period ended December 31, 1997

[Begin line chart]

                                    Conservative
                   S&P 500             Growth           Consumer Price
               Composite Index         Series            Index -- U.S.
               ---------------         ------            -------------
12/87              10,000              10,000               10,000
12/89              15,356              14,889               10,924
12/91              19,412              19,651               11,946
12/93              22,997              22,524               12,631
12/95              32,058              30,611               13,289
12/97              52,567              50,651               14,034


[End line chart]

Average Annual Total Returns
as of December 31, 1997


                                           1 Year         3 Years        5 Years       10 Years
-----------------------------------------------------------------------------------------------
Conservative Growth Series                 +31.94%        +31.49%        +19.51%        +17.39%
Standard & Poor's 500 Composite Index*     +33.36%        +31.15%        +20.27%        +18.05%
Consumer Price Index#*                     + 2.15%        + 2.67%        + 2.69%        + 3.45%

*Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Emerging Growth Series


For the period from May 1, 1995, through December 31, 1997

[Begin line chart]

                                    Emerging    Russell 2000
                   S&P 500           Growth     Total Return     Consumer Price
               Composite Index       Series        Index          Index -- U.S.
               ---------------       ------        -----          -------------
 5/95              10,000            10,000       10,000              10,000
12/95              12,179            12,680       12,011              10,098
12/96              14,975            14,854       13,992              10,441
12/97              19,971            18,111       17,121              10,665

[End line chart]

Average Annual Total Returns
as of December 31, 1997


                                            1 Year      Life of Series*
-----------------------------------------------------------------------
Emerging Growth Series                      +21.93%        +24.90%
Russell 2000 Total Return Index**           +22.36%        +22.30%
Standard & Poor's 500 Composite Index**     +33.36%        +29.56%
Consumer Price Index**#                     + 2.15%        + 2.44%

 *For the period from the commencement of the Series' investment operations, May
  1, 1995, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


International Growth Series

For the period from June 1, 1996, through December 31, 1997

[Begin line chart]

                   Lipper
               International        MSCI EAFE         International
                Funds Index           Index           Growth Series
                -----------        ----------         -------------
 6/96               9,663            10,000              10,000
12/96              10,528            10,203               9,830
12/97              11,293            10,406               9,668

[End line chart]


Average Annual Total Returns
as of December 31, 1997

                                       1 Year     Life of Series*
-----------------------------------------------------------------
International Growth Series            -1.64%        -2.11%
Lipper International Funds Index**     +7.27%        +8.61%
MSCI EAFE Index+                       +2.06%        +2.70%

 *For the period from the commencement of the Series' investment operations,
  June 3, 1996, through December 31, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: CDA/Wiesenberger.

Managed Sectors Series

For the period from June 1, 1988, through December 31, 1997


[Begin line chart]

                                                  Lipper
                                    Managed       Capital
                   S&P 500          Sectors     Appreciation     Consumer Price
               Composite Index       Series      Fund Index       Index -- U.S.
               ---------------       ------      ----------       -------------
 6/88              10,000            10,000        10,000             10,000
12/89              14,246            15,225        13,557             10,732
12/91              18,010            22,097        17,197             11,736
12/93              21,335            24,489        21,410             12,408
12/95              29,741            31,769        27,483             13,055
12/97              48,769            46,930        37,865             13,787

[End line chart]


Average Annual Total Returns
as of December 31, 1997


                                           1 Year         3 Years        5 Years     Life of Series*
----------------------------------------------------------------------------------------------------
Managed Sectors Series                     +25.63%        +25.02%        +14.81%        +17.45%
Lipper Capital Appreciation Fund Index     +19.86%        +21.94%        +15.41%        +15.09%
Standard & Poor's 500 Composite
  Index**                                  +33.36%        +31.15%        +20.27%        +18.05%
Consumer Price Index**#                    + 2.15%        + 2.67%        + 2.69%        + 3.44%

 *For the period from the commencement of the Series' investment operations, May
  27, 1988, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


MFS/Foreign & Colonial
Emerging Markets Equity Series

For the period from June 1, 1996, through December 31, 1997

[Begin line chart]

                   MFS/F&C             Lipper
               Emerging Markets    Emerging Markets       MSCI EMF
                Equity Series        Funds Index           Index
                -------------        -----------           -----
 6/96              10,000              10,000             10,000
12/96              10,000               9,869              9,546
12/97              11,046               8,858              8,285

[End line chart]


Aerage Annual Total Returns
as of December 31, 1997

                                          1 Year      Life of Series*
---------------------------------------------------------------------
MFS/Foreign & Colonial Emerging
  Markets Equity Series                   +10.46%        +6.53%
Lipper Emerging Markets Fund Index**      -10.24%        - 7.88%
MSCI EMF Index+                           -13.21%        -11.28%

 *For the period from the commencement of the Series' investment operations,
  June 5, 1996, through December 31, 1997.
**Source: Lipper Analytical Services, Inc.
 +Source: CDA/Wiesenberger.

Research Series

For the period from November 1, 1994, through December 31, 1997

[Begin line chart]

                   S&P 500            Research          Consumer Price
               Composite Index         Series            Index -- U.S.
               ---------------         ------            -------------
11/94              10,000              10,000               10,000
12/95              13,454              13,584               10,261
12/96              16,542              16,812               10,609
12/97              22,061              20,320               10,836

[End line chart]

Average Annual Total Returns
as of December 31, 1997

                                            1 Year         3 Years     Life of Series*
--------------------------------------------------------------------------------------
Research Series                             +20.86%        +27.17%        +25.24%
Standard & Poor's 500 Composite Index**     +33.36%        +31.15%        +28.55%
Consumer Price Index**#                     + 2.15%        + 2.67%        + 2.58%

 *For the period from the commencement of the Series' investment operations,
  November 7, 1994, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Research Growth and Income Series

For the period from June 1, 1997, through December 31, 1997

[Begin line chart]
                                   Research Growth
                   S&P 500           and Income          Consumer Price
               Composite Index         Series            Index -- U.S.
               ---------------         ------            -------------
 6/97              10,000              10,200               10,000
 9/97                                  10,770
12/97              11,553              11,020               10,119

[End line chart]

Average Annual Total Returns
as of December 31, 1997

                                         Life of Series*
--------------------------------------------------------
Research Growth and Income Series           +10.20%
Standard & Poor's 500 Composite Index**     +22.57%
Consumer Price Index**#                     + 1.12%

 *For the period from the commencement of the Series' investment operations, May
  13, 1997, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Total Return Series

For the period from June 1, 1988, through December 31, 1997

[Begin line chart]

                                               Lehman Brothers
                                                Intermediate
                                      Total      Government/
                   S&P 500           Return      Corporate       Consumer Price
               Composite Index       Series      Bond Index       Index -- U.S.
               ---------------       ------      ----------       -------------
 6/88              10,000            10,000        10,000             10,000
12/89              14,246            12,386        11,716             10,732
12/91              18,010            15,466        14,658             11,736
12/93              21,335            19,036        17,090             12,408
12/95              29,741            23,587        19,331             13,055
12/97              48,769            32,828        21,695             13,787

[End line chart]

Average Annual Total Returns
as of December 31, 1997

                            1 Year         3 Years        5 Years     Life of Series*
-------------------------------------------------------------------------------------
Total Return Series         +21.98%        +20.82%        +14.35%        +13.12%
Lehman Brothers Govt/
  Corp. Bond Index**        + 9.76%        +10.43%        + 7.61%        + 8.31%
Standard & Poor's 500
  Composite Index**         +33.36%        +31.15%        +20.27%        +17.96%
Consumer Price Index**#     + 2.15%        + 2.67%        + 2.69%        + 3.42%

 *For the period from the commencement of the Series' investment operations, May
  11, 1988, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Utilities Series

For the period from December 1, 1993, through December 31, 1997

[Begin line chart]

                                                 Lehman Brothers
                                          S&P     Government/
              S&P 500       Utilities   Utility    Corporate      Consumer Price
          Composite Index    Series      Index     Bond Index      Index -- U.S.
          ---------------    ------      -----     ----------      -------------
12/93         10,000         10,000      10,000       10,000           10,000
12/94         10,255          9,590       9,205        9,691           10,268
12/95         14,109         12,694      12,991       11,556           10,521
12/96         17,347         15,280      13,463       11,892           10,878
12/97         23,135         20,279      16,700       13,052           11,111

[End line chart]

Average Annual Total Returns
as of December 31, 1997

                                            1 Year         3 Years     Life of Series*
--------------------------------------------------------------------------------------
Utilities Series                            +32.71%        +28.35%        +18.49%
Lehman Brothers Corp. Bond Utility Total
  Return Index+                             +11.39%        +12.12%        + 7.10%
Standard & Poor's Utility Index+            +24.65%        +21.96%        +13.24%
Standard & Poor's 500 Composite Index**     +33.36%        +31.15%        +22.26%
Consumer Price Index**#                     + 2.15%        + 2.67%        + 2.60%

 *For the period from the commencement of the Series' investment operations,
  November 16, 1993, through December 31, 1997.
 +Source: Lipper Analytical Services, Inc.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Value Series

For the period from June 1, 1996, through December 31, 1997

[Begin line chart]

                   S&P 500             Value            Consumer Price
               Composite Index         Series            Index -- U.S.
               ---------------         ------            -------------
 6/96              10,000              10,000               10,000
12/96              11,211              11,010               10,135
12/97              14,951              14,045               10,352

[End line chart]

Average Annual Total Returns
as of December 31, 1997

                                            1 Year      Life of Series*
-----------------------------------------------------------------------
Value Series                                +27.57%        +24.02%
Standard & Poor's 500 Composite Index**     +33.36%        +29.03%
Consumer Price Index**#                     + 2.15%        + 2.22%

 *For the period from the commencement of the Series' investment operations,
  June 3, 1996, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


World Growth Series

For the period from December 1, 1993, through December 31, 1997

[Begin line chart]

                               Russell
                                2000        MSCI
              S&P 500       Total Return   World    World Growth  Consumer Price
          Composite Index       Index      Index       Series      Index -- U.S.
          ---------------       -----      -----     ----------    -------------
12/93         10,121           10,342     10,491        10,618         10,000
12/94         10,255           10,153     11,077        10,921         10,268
12/95         14,109           13,041     13,438        12,675         10,521
12/96         17,347           15,192     15,319        14,326         10,878
12/97         23,135           18,589     17,804        16,521         11,111

[End line chart]

Average Annual Total Returns
                            as of December 31, 1997

                                            1 Year         3 Years     Life of Series*
--------------------------------------------------------------------------------------
World Growth Series                         +15.32%        +14.79%        +13.00%
MSCI World Index**                          +16.23%        +17.14%        +13.40%
Russell 2000 Total Return Index**           +22.36%        +22.33%        +15.28%
Standard & Poor's 500 Composite Index**     +33.36%        +31.15%        +22.26%
Consumer Price Index**#                     + 2.15%        + 2.67%        + 2.60%

 *For the period from the commencement of the Series' investment operations,
  November 16, 1993, through December 31, 1997.
**Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Portfolio of Investments -- December 31, 1997
Capital Appreciation Series
Stocks -- 96.1%

Issuer                                                                            Shares              Value
U.S. Stocks -- 94.2%
Advertising -- 0.3%
Universal Outdoor Holdings, Inc.* ......................................            68,600        $   3,567,200
                                                                                                  -------------
Aerospace -- 1.1%
United Technologies Corp. ..............................................           205,000        $  14,926,563
                                                                                                  -------------
Agricultural Products -- 0.8%
Case Corp. .............................................................           178,800        $  10,806,225
                                                                                                  -------------
Banks and Credit Companies -- 1.2%
Bank of New York, Inc. .................................................           158,000        $   9,134,375
BankBoston Corp. .......................................................            28,400            2,667,825
Fleet Financial Group, Inc. ............................................            49,200            3,686,925
                                                                                                  -------------
                                                                                                  $  15,489,125
                                                                                                  -------------
Business Machines -- 0.2%
Affiliated Computer Services, Inc., "A"*.                                          109,100        $   2,870,694
                                                                                                  -------------
Business Services -- 10.1%
AccuStaff, Inc.* .......................................................           457,100        $  10,513,300
Cendant Corp.* .........................................................         2,232,000           76,725,000
Concord EFS, Inc.* .....................................................            44,500            1,106,938
DST Systems, Inc.* .....................................................           223,100            9,523,581
First Data Corp. .......................................................           467,300           13,668,525
Galileo International, Inc. ............................................           262,300            7,246,037
Global Directmail Corp.* ...............................................           237,500            4,111,719
Ikon Office Solutions, Inc. ............................................           371,400           10,445,625
                                                                                                  -------------
                                                                                                  $ 133,340,725
                                                                                                  -------------
Chemicals -- 0.6%
Praxair, Inc. ..........................................................           189,100        $   8,509,500
                                                                                                  -------------
Computer Software -- Personal
  Computers -- 4.9%
Compaq Computer Corp. ..................................................           153,450        $   8,660,334
Microsoft Corp.* .......................................................           439,500           56,805,375
                                                                                                  -------------
                                                                                                  $  65,465,709
                                                                                                  -------------
Computer Software -- Systems -- 8.8%
BMC Software, Inc.* ....................................................           249,300        $  16,360,313
Cadence Design Systems, Inc.* ..........................................         1,132,400           27,743,800
Computer Associates International, Inc.                                            775,700           41,015,137
Oracle Corp.* ..........................................................         1,122,050           25,035,741
Synopsys, Inc.* ........................................................           197,400            7,057,050
                                                                                                  -------------
                                                                                                  $ 117,212,041
                                                                                                  -------------
Consumer Goods and Services -- 13.4%
Avis Rent A Car, Inc.* .................................................            16,400        $     523,775
Clorox Co. .............................................................            89,300            7,060,281
Colgate-Palmolive Co. ..................................................           217,000           15,949,500
Dollar Thrifty Automotive Group* .......................................            76,200            1,562,100
Gillette Co. ...........................................................           189,200           19,002,775
Philip Morris Cos., Inc. ...............................................           727,700           32,973,906
Service Corp. International ............................................           104,500            3,859,969
Tyco International Ltd. ................................................         2,140,854           96,472,234
                                                                                                  -------------
                                                                                                  $ 177,404,540
                                                                                                  -------------
Containers -- 0.5%
Stone Container Corp. ..................................................           627,000        $   6,544,313
                                                                                                  -------------
Defense Electronics -- 1.9%
Loral Space & Communications Corp.*                                              1,151,300        $  24,680,994
                                                                                                  -------------
Electrical Equipment -- 1.2%
General Electric Co. ...................................................           223,800        $  16,421,325
                                                                                                  -------------
Electronics -- 6.3%
Altera Corp.* ..........................................................           276,600        $   9,162,375
Analog Devices, Inc.* ..................................................           537,962           14,894,823
Intel Corp. ............................................................           535,800           37,639,950
Microchip Technology, Inc.* ............................................           263,000            7,890,000
Micron Technology, Inc.* ...............................................           281,600            7,321,600
Xilinx, Inc.* ..........................................................           203,300            7,128,206
                                                                                                  -------------
                                                                                                  $  84,036,954
                                                                                                  -------------


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Entertainment -- 5.5%
CBS Corp. ..............................................................           152,900        $   4,500,994
Clear Channel Communications,
  Inc.* ................................................................           283,900           22,552,306
Hearst-Argyle Television, Inc.* ........................................            67,500            2,008,125
Jacor Communications, Inc.* ............................................           229,500           12,192,187
Mirage Resorts, Inc. * .................................................           645,000           14,673,750
Time Warner, Inc. ......................................................            88,100            5,462,200
Univision Communications, Inc.,
  "A"* .................................................................            58,400            4,077,050
Viacom, Inc., "B"* .....................................................           169,300            7,015,369
                                                                                                  -------------
                                                                                                  $  72,481,981
                                                                                                  -------------
Financial Institutions -- 5.4%
Associates First Capital Corp., "A" ....................................            71,400        $   5,078,325
CIT Group, Inc., "A"* ..................................................            35,100            1,131,975
Federal Home Loan Mortgage Corp.                                                   484,400           20,314,525
Financial Federal Corp. * ..............................................           263,100            6,215,738
Finova Group, Inc. .....................................................           310,000           15,403,125
Franklin Resources, Inc. ...............................................           163,850           14,244,709
Green Tree Financial Corp. .............................................           212,300            5,559,606
Merrill Lynch & Co., Inc. ..............................................            45,600            3,325,950
                                                                                                  -------------
                                                                                                  $  71,273,953
                                                                                                  -------------
Financial Services -- 1.3%
SunAmerica Inc. ........................................................           234,450        $  10,022,738
Travelers Group, Inc. ..................................................           142,600            7,682,575
                                                                                                  -------------
                                                                                                  $  17,705,313
                                                                                                  -------------
Insurance -- 1.2%
Chubb Corp. ............................................................            45,700        $   3,456,062
Conseco, Inc. ..........................................................           282,800           12,849,725
                                                                                                  -------------
                                                                                                  $  16,305,787
                                                                                                  -------------
Machinery -- 0.2%
Lear Corp.* ............................................................            53,400        $   2,536,500
                                                                                                  -------------
Medical and Health Products -- 1.8%
Bristol-Myers Squibb Co. ...............................................           227,900        $  21,565,037
Omnicare, Inc. .........................................................            65,200            2,021,200
                                                                                                  -------------
                                                                                                  $  23,586,237
                                                                                                  -------------
Medical and Health Technology
  and Services -- 4.4%
Genesis Health Ventures, Inc.* .........................................           106,800        $   2,816,850
Health Management Associates,
  Inc., "A"* ...........................................................           226,650            5,722,912
HEALTHSOUTH Corp.* .....................................................           476,600           13,225,650
Lincare Holdings, Inc.* ................................................            81,100            4,622,700
Medtronic, Inc. ........................................................            83,400            4,362,863
Oxford Health Plans, Inc.* .............................................           219,600            3,417,525
United Healthcare Corp. ................................................           484,233           24,060,327
                                                                                                  -------------
                                                                                                  $  58,228,827
                                                                                                  -------------
Metals and Minerals -- 0.4%
Minerals Technologies, Inc. ............................................           124,700        $   5,666,056
                                                                                                  -------------
Oils -- 0.8%
Mobil Corp. ............................................................            45,200        $   3,262,875
USX-Marathon Group .....................................................           236,200            7,971,750
                                                                                                  -------------
                                                                                                  $  11,234,625
                                                                                                  -------------
Railroad -- 2.3%
Burlington Northern Santa Fe
  Railway Co. ..........................................................           137,700        $  12,797,494
Wisconsin Central Transportation
  Corp.* ...............................................................           778,500           18,197,437
                                                                                                  -------------
                                                                                                  $  30,994,931
                                                                                                  -------------
Restaurants and Lodging -- 1.8%
Promus Hotel Corp.* ....................................................           558,048        $  23,438,016
                                                                                                  -------------

                                                                        13 - CAS

Issuer                                       Shares            Value
U.S. Stocks -- continued
Stores -- 6.5%
Corporate Express, Inc.* ..............     422,050      $    5,433,894
CVS Corp. .............................     476,500          30,525,781
Linens 'N Things, Inc.* ...............      16,600             724,175
Micro Warehouse, Inc.* ................     291,000           4,055,813
Office Depot, Inc.* ...................     799,500          19,138,031
PETsMART, Inc.* .......................     552,100           4,002,725
Rite Aid Corp. ........................     342,850          20,121,009
Staples, Inc.* ........................      61,500           1,706,625
                                                         --------------
                                                         $   85,708,053
                                                         --------------
Supermarkets -- 1.8%
Meyer (Fred), Inc.* ...................      76,500      $    2,782,687
Safeway, Inc.* ........................     334,400          21,150,800
                                                         --------------
                                                         $   23,933,487
                                                         --------------
Telecommunications -- 7.9%
AT&T Corp. ............................     210,400      $   12,887,000
Ascend Communications, Inc.* ..........     133,000           3,258,500
Bay Networks, Inc. * ..................     291,800           7,459,137
Cisco Systems, Inc.* ..................     464,850          25,915,387
Glenayre Technologies, Inc.* ..........     410,500           4,053,688
Intermedia Communications, Inc.* ......      47,000           2,855,250
Metromedia Fiber Network Inc., "A"*          10,300             171,238
Nextlink Communications, Inc., "A"*           7,600             161,975
Qwest Communications
  International, Inc. * ...............       7,200             428,400
Tel-Save Holdings, Inc.* ..............     143,400           2,850,075
Tel-Save Holdings, Inc.*+[dbldag] .....     186,900           3,714,638
Teleport Communications Group,
  Inc., "A"* ..........................     213,400          11,710,325
Tellabs, Inc.* ........................      59,200           3,130,200
3Com Corp. * ..........................     210,500           7,354,344
WorldCom, Inc.* .......................     630,270          19,065,668
                                                         --------------
                                                         $  105,015,825
                                                         --------------
Utilities -- Electric -- 1.6%
AES Corp.* ............................     263,800      $   12,299,675
CalEnergy Co., Inc.* ..................     288,500           8,294,375
                                                         --------------
                                                         $   20,594,050
                                                         --------------
  Total U.S. Stocks ................................     $1,249,979,549
                                                         --------------
Foreign Stocks -- 1.9%
Canada -- 0.5%
Canadian National Railway Co.
  (Railroad) ..........................     130,800      $    6,180,300
Microcell Telecommunications, "B"
  (Telecommunications)* ...............      18,500             124,875
                                                         --------------
                                                         $    6,305,175
                                                         --------------
Japan -- 0.2%
Canon, Inc. (Office Equipment) ........     140,000      $    3,272,336
                                                         --------------
Singapore -- 0.1%
Mandarin Oriental International Ltd.
  (Restaurants and Lodgings)* .........   1,534,530      $    1,028,135
                                                         --------------
United Kingdom -- 1.1%
British Petroleum PLC, ADR (Oils) .....     183,816      $   14,647,837
                                                         --------------
  Total Foreign Stocks .............................     $   25,253,483
                                                         --------------
  Total Stocks
     (Identified Cost, $959,494,218) ...............     $1,275,233,032
                                                         --------------


Short-Term Obligations -- 3.2%

                                            Principal Amount
Issuer                                       (000 Omitted)     Value
Federal Farm Credit Bank, due
  1/13/98 - 2/11/98 ....................        $   868        $      863,682
Federal Home Loan Bank, due
  2/13/98 - 2/24/98 ....................          5,860             5,812,682
Federal Home Loan Mortgage
  Corp., due 1/09/98 - 1/12/98 .........         13,750            13,729,553
Federal National Mortgage Assn.,
  due 1/13/98 - 1/16/98 ................          9,100             9,082,258
Ford Motor Credit Corp., due 1/02/98              4,000             3,999,250
Tennessee Valley Authority, due
  2/06/98 ..............................          8,800             8,750,896
                                                               --------------
  Total Short-Term Obligations, at Amortized Cost ........     $   42,238,321
                                                               --------------
  Total Investments
    (Identified Cost, $1,001,732,539) ....................     $1,317,471,353
Other Assets,
  Less Liabilities -- 0.7% ...............................          8,769,134
                                                               --------------
  Net Assets -- 100.0% ...................................     $1,326,240,487
                                                               ==============

           See portfolio footnotes and notes to financial statements


14 - CAS

Portfolio of Investments -- December 31, 1997
Conservative Growth Series
Stocks -- 95.1%

Issuer                                                                            Shares              Value
U.S. Stocks -- 88.2%
Aerospace -- 4.2%
Allied Signal, Inc. ....................................................          250,000         $  9,734,375
General Dynamics Corp. .................................................           39,200            3,388,350
Lockheed Martin Corp. ..................................................          163,188           16,074,018
Raytheon Co., "B" ......................................................           44,700            2,257,350
United Technologies Corp. ..............................................          235,100           17,118,219
                                                                                                  ------------
                                                                                                  $ 48,572,312
                                                                                                  ------------
Agricultural Products -- 0.5%
Case Corp. .............................................................          103,700         $  6,267,369
                                                                                                  ------------
Apparel and Textiles -- 0.8%
Reebok International Ltd.* .............................................           37,900         $  1,091,994
VF Corp. ...............................................................          183,600            8,434,125
                                                                                                  ------------
                                                                                                  $  9,526,119
                                                                                                  ------------
Automotive -- 0.6%
Ford Motor Co. .........................................................           47,600         $  2,317,525
Goodrich (B.F.) Co. ....................................................          102,900            4,263,919
                                                                                                  ------------
                                                                                                  $  6,581,444
                                                                                                  ------------
Banks and Credit Companies -- 9.6%
Bank of New York, Inc. .................................................           27,400         $  1,584,063
Chase Manhattan Corp. ..................................................           24,068            2,635,446
Comerica, Inc. .........................................................          124,200           11,209,050
Firstar Corp. ..........................................................          175,600            7,452,025
Fleet Financial Group, Inc. ............................................            9,610              720,149
National City Corp. ....................................................          138,700            9,119,525
Northern Trust Corp. ...................................................           84,500            5,893,875
Norwest Corp. ..........................................................          627,700           24,244,912
State Street Corp. .....................................................          208,900           12,155,369
SunTrust Banks, Inc. ...................................................           95,000            6,780,625
US Bancorp Delaware ....................................................          203,051           22,729,021
Washington Mutual, Inc. ................................................           96,800            6,177,050
                                                                                                  ------------
                                                                                                  $110,701,110
                                                                                                  ------------
Building -- 0.7%
American Standard Cos., Inc.* ..........................................           19,800         $    758,588
Sherwin Williams Co. ...................................................          247,700            6,873,675
                                                                                                  ------------
                                                                                                  $  7,632,263
                                                                                                  ------------
Business Machines -- 1.3%
International Business Machines
  Corp. ................................................................          120,600         $ 12,610,238
Sun Microsystems, Inc.* ................................................           54,400            2,169,200
                                                                                                  ------------
                                                                                                  $ 14,779,438
                                                                                                  ------------
Business Services -- 2.2%
Cendant Corp.* .........................................................          171,100         $  5,881,562
Computer Sciences Corp.* ...............................................          113,400            9,468,900
DST Systems, Inc.* .....................................................           76,600            3,269,863
First Data Corp. .......................................................          211,900            6,198,075
                                                                                                  ------------
                                                                                                  $ 24,818,400
                                                                                                  ------------
Cellular Telephones -- 0.2%
AirTouch Communications, Inc.* .........................................           44,900         $  1,866,156
                                                                                                  ------------
Chemicals -- 3.1%
Air Products & Chemicals, Inc. .........................................          218,400         $ 17,963,400
duPont (E. I.) de Nemours & Co., Inc. ..................................          195,800           11,760,237
Praxair, Inc. ..........................................................          145,400            6,543,000
                                                                                                  ------------
                                                                                                  $ 36,266,637
                                                                                                  ------------
Computer Software -- Personal
    Computers -- 1.3%
Compaq Computer Corp. ..................................................           52,200         $  2,946,038
Microsoft Corp.* .......................................................           97,700           12,627,725
                                                                                                  ------------
                                                                                                  $ 15,573,763
                                                                                                  ------------
Computer Software --
      Systems -- 1.7%
BMC Software, Inc.* ....................................................           42,400         $  2,782,500
Computer Associates International, Inc.                                           266,825           14,108,372


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Computer Software --
  Systems -- continued
Oracle Corp.* ..........................................................          137,050         $  3,057,928
                                                                                                  ------------
                                                                                                  $ 19,948,800
                                                                                                  ------------
Consumer Goods and
     Services -- 7.4%
Clorox Co. .............................................................           24,400         $  1,929,125
Colgate-Palmolive Co. ..................................................          200,900           14,766,150
Gillette Co. ...........................................................          177,700           17,847,744
Philip Morris Cos., Inc. ...............................................          458,700           20,784,843
Procter & Gamble Co. ...................................................          101,900            8,132,894
Service Corp. International ............................................          252,700            9,334,106
Tyco International Ltd. ................................................          298,400           13,446,650
                                                                                                  ------------
                                                                                                  $ 86,241,512
                                                                                                  ------------
Containers -- 0.1%
Corning, Inc. ..........................................................           38,000         $  1,410,750
                                                                                                  ------------
Defense Electronics -- 0.1%
Loral Space & Communications
  Corp.* ...............................................................           45,800         $    981,838
                                                                                                  ------------
Electrical Equipment -- 3.4%
Cooper Industries, Inc. ................................................          246,600         $ 12,083,400
General Electric Co. ...................................................          178,900           13,126,787
Honeywell, Inc. ........................................................          205,800           14,097,300
                                                                                                  ------------
                                                                                                  $ 39,307,487
                                                                                                  ------------
Electronics -- 0.2%
Intel Corp. ............................................................           31,400         $  2,205,850
                                                                                                  ------------
Entertainment -- 0.7%
Time Warner, Inc. ......................................................           69,100         $  4,284,200
Viacom, Inc., "B"* .....................................................           66,200            2,743,162
                                                                                                  ------------
                                                                                                  $  7,027,362
                                                                                                  ------------
Financial Institutions -- 3.9%
American Express Co. ...................................................           47,700         $  4,257,225
Beneficial Corp. .......................................................          135,700           11,280,062
CIT Group, Inc., "A"* ..................................................          148,600            4,792,350
Federal Home Loan Mortgage Corp.                                                  170,900            7,167,119
Household International, Inc. ..........................................           92,300           11,774,019
Merrill Lynch & Co., Inc. ..............................................           76,000            5,543,250
                                                                                                  ------------
                                                                                                  $ 44,814,025
                                                                                                  ------------
Food and Beverage Products -- 3.7%
Archer-Daniels-Midland Co. .............................................          128,307         $  2,782,658
Coca-Cola Co. ..........................................................           38,900            2,591,713
CPC International, Inc. ................................................           62,600            6,745,150
General Mills, Inc. ....................................................           40,400            2,893,650
Hershey Foods Corp. ....................................................           31,900            1,975,806
Interstate Bakeries Corp. ..............................................           67,200            2,511,600
McCormick & Co., Inc. ..................................................           66,800            1,870,400
Nabisco Holdings Corp. .................................................           44,100            2,136,094
Pepsi Co., Inc. ........................................................          131,000            4,773,312
Ralston-Ralston Purina Co. .............................................           90,300            8,392,256
Tyson Foods, Inc. ......................................................          107,150            2,196,575
Wrigley, (WM) Junior, Co. ..............................................           55,800            4,439,588
                                                                                                  ------------
                                                                                                  $ 43,308,802
                                                                                                  ------------
Forest and Paper Products -- 1.5%
Kimberly-Clark Corp. ...................................................          270,596         $ 13,343,766
Weyerhaeuser Co. .......................................................           72,100            3,537,406
                                                                                                  ------------
                                                                                                  $ 16,881,172
                                                                                                  ------------
Insurance -- 10.0%
AFLAC, Inc. ............................................................           86,600         $  4,427,425
Allstate Corp. .........................................................          169,500           15,403,312
Chubb Corp. ............................................................          171,000           12,931,875
CIGNA Corp. ............................................................           92,100           15,939,056
Conseco, Inc. ..........................................................           41,100            1,867,481

15 - CGS

Issuer                                                                              Shares               Value
U.S. Stocks -- continued
Insurance  -- continued
Hartford Financial Services Group, Inc.                                             193,100         $   18,066,919
Lincoln National Corp. ...................................................           57,500              4,492,188
MBIA, Inc. ...............................................................           54,400              3,634,600
Progressive Corp. ........................................................          121,800             14,600,775
Torchmark Corp. ..........................................................          304,400             12,803,825
Transamerica Corp. .......................................................           37,800              4,025,700
Travelers Group, Inc. ....................................................          148,350              7,992,356
                                                                                                    --------------
                                                                                                    $  116,185,512
                                                                                                    --------------
Machinery -- 0.8%
Deere & Co., Inc. ........................................................           40,700         $    2,373,319
Ingersoll Rand Co. .......................................................          112,950              4,574,475
York International Corp. .................................................           56,600              2,239,237
                                                                                                    --------------
                                                                                                    $    9,187,031
                                                                                                    --------------
Medical and Health Products -- 7.0%
American Home Products Corp. .............................................           14,700         $    1,124,550
Bristol-Myers Squibb Co. .................................................          372,000             35,200,500
Eli Lilly & Co. ..........................................................           95,372              6,640,276
Johnson & Johnson ........................................................          151,900             10,006,412
McKesson Corp. ...........................................................           38,000              4,111,125
Merck & Co., Inc. ........................................................           35,400              3,761,250
Pfizer, Inc. .............................................................          154,800             11,542,275
Pharmacia & Upjohn, Inc. .................................................           34,600              1,267,225
Warner-Lambert Co. .......................................................           59,500              7,378,000
                                                                                                    --------------
                                                                                                    $   81,031,613
                                                                                                    --------------
Medical and Health Technology
  and Services -- 3.0%
Cardinal Health, Inc. ....................................................           28,000         $    2,103,500
Columbia/HCA Healthcare Corp. ............................................          103,100              3,054,338
HEALTHSOUTH Corp.* .......................................................          119,900              3,327,225
Medtronic, Inc. ..........................................................           41,200              2,155,275
St. Jude Medical, Inc.* ..................................................           75,900              2,314,950
Tenet Healthcare Corp.* ..................................................          291,100              9,642,687
United Healthcare Corp. ..................................................          237,400             11,795,812
                                                                                                    --------------
                                                                                                    $   34,393,787
                                                                                                    --------------
Metals and Minerals -- 0.2%
Phelps Dodge Corp. .......................................................           46,300         $    2,882,175
                                                                                                    --------------
Oils -- 3.5%
Chevron Corp. ............................................................           82,500         $    6,352,500
Exxon Corp. ..............................................................          199,700             12,219,144
Mobil Corp. ..............................................................          158,800             11,463,375
Texaco, Inc. .............................................................          116,800              6,351,000
USX-Marathon Group .......................................................          134,700              4,546,125
                                                                                                    --------------
                                                                                                    $   40,932,144
                                                                                                    --------------
Pollution Control -- 1.1%
Browning Ferris Industries, Inc. .........................................          192,000         $    7,104,000
Waste Management, Inc. ...................................................          214,900              5,909,750
                                                                                                    --------------
                                                                                                    $   13,013,750
                                                                                                    --------------
Printing and Publishing -- 1.6%
Gannett Co., Inc. ........................................................          130,600         $    8,072,713
Tribune Co. ..............................................................          173,700             10,812,825
                                                                                                    --------------
                                                                                                    $   18,885,538
                                                                                                    --------------
Railroads -- 1.5%
Burlington Northern Santa Fe
  Railway Co. ............................................................          148,100         $   13,764,044
CSX Corp. ................................................................           57,000              3,078,000
                                                                                                    --------------
                                                                                                    $   16,842,044
                                                                                                    --------------
Stores -- 3.8%
CVS Corp. ................................................................           79,100         $    5,067,344
Home Depot, Inc. .........................................................          138,150              8,133,581
Liz Claiborne, Inc. ......................................................           78,600              3,286,462
Office Depot, Inc.* ......................................................          115,000              2,752,813


Issuer                                                                              Shares               Value
U.S. Stocks -- continued
Stores -- continued
Penney (J.C.), Inc. ......................................................          218,500         $   13,178,281
Rite Aid Corp. ...........................................................          120,800              7,089,450
Wal-Mart Stores, Inc. ....................................................          112,000              4,417,000
                                                                                                    --------------
                                                                                                    $   43,924,931
                                                                                                    --------------
Supermarkets -- 1.4%
Kroger Co.* ..............................................................          126,400         $    4,668,900
Safeway, Inc.* ...........................................................          188,600             11,928,950
                                                                                                    --------------
                                                                                                    $   16,597,850
                                                                                                    --------------
Telecommunications -- 0.9%
AT&T Corp. ...............................................................          119,500         $    7,319,375
Cisco Systems, Inc.* .....................................................           52,500              2,926,875
                                                                                                    --------------
                                                                                                    $   10,246,250
                                                                                                    --------------
Utilities -- Electric -- 2.5%
Cinergy Corp. ............................................................          140,200         $    5,371,412
CMS Energy Corp. .........................................................           38,800              1,709,625
DPL, Inc. ................................................................           41,000              1,178,750
Duke Energy Corp. ........................................................           53,610              2,968,654
Edison International .....................................................           59,800              1,625,812
FPL Group, Inc. ..........................................................           83,200              4,924,400
New Century Energies, Inc. ...............................................           37,500              1,797,656
Pacificorp ...............................................................          289,200              7,898,775
Pinnacle West Capital Corp. ..............................................           36,500              1,546,688
                                                                                                    --------------
                                                                                                    $   29,021,772
                                                                                                    --------------
Utilities -- Gas -- 0.4%
Columbia Gas System, Inc. ................................................           24,700         $    1,940,494
KN Energy, Inc. ..........................................................           26,400              1,425,600
Pacific Enterprises ......................................................           37,900              1,425,987
                                                                                                    --------------
                                                                                                    $    4,792,081
                                                                                                    --------------
Utilities -- Telephone -- 3.3%
BellSouth Corp. ..........................................................           91,600         $    5,158,225
GTE Corp. ................................................................           84,700              4,425,575
MCI Communications Corp. .................................................          256,700             10,989,969
SBC Communications, Inc. .................................................           78,900              5,779,425
Sprint Corp. .............................................................          197,500             11,578,437
                                                                                                    --------------
                                                                                                    $   37,931,631
                                                                                                    --------------
  Total U.S. Stocks ......................................................                          $1,020,580,718
                                                                                                    --------------
Foreign Stocks -- 6.9%
Canada -- 0.7%
Canadian National Railway Co.
  (Railroad) .............................................................          168,150         $    7,945,088
                                                                                                    --------------
France -- 0.6%
Alcatel Alsthom, ADR
  (Telecommunications) ...................................................          155,000         $    3,923,437
Sanofi (Medical and Health Products)                                                 28,600              3,185,173
                                                                                                    --------------
                                                                                                    $    7,108,610
                                                                                                    --------------
Germany -- 0.3%
Henkel Kgaa (Chemicals) ..................................................           58,400         $    3,688,592
                                                                                                    --------------
Netherlands -- 1.0%
Akzo Nobel N.V. (Chemicals) ..............................................           49,500         $    8,542,403
Royal Dutch Petroleum Co., ADR (Oils).                                               60,300              3,267,506
                                                                                                    --------------
                                                                                                    $   11,809,909
                                                                                                    --------------
Sweden -- 0.8%
Skandia Forsakrings AB (Insurance)                                                  154,000         $    7,272,761
Sparbanken Sverige AB, "A" (Banks
  and Credit Cos.) .......................................................           80,900              1,841,419
                                                                                                    --------------
                                                                                                    $    9,114,180
                                                                                                    --------------
Switzerland -- 1.0%
Novartis AG (Pharmaceuticals) ............................................            6,986         $   11,355,065
                                                                                                    --------------
United Kingdom -- 2.5%
British Petroleum PLC, ADR (Oils) ........................................          241,218         $   19,222,059

16 - CGS

Issuer                                          Shares         Value
Foreign Stocks -- continued
United Kingdom -- continued
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ............................   405,764     $    5,286,854
PowerGen PLC (Utilities-Electric) .........   379,783          4,947,963
                                                          --------------
                                                          $   29,456,876
                                                          --------------
  Total Foreign Stocks ..............................     $   80,478,320
                                                          --------------
  Total Stocks
    (Identified Cost, $864,051,128) .................     $1,101,059,038
                                                          --------------
Convertible Preferred Stocks -- 0.5%
Houston Industries, Inc., 7%
  (Entertainment)* ........................   50,300      $    2,870,244
Newell Financial Trust Co.*,
  (Consumer Goods and
  Services)## .............................   56,700           2,955,488
                                                          --------------
  Total Convertible Preferred Stocks
    (Identified Cost, $5,199,050) ...................     $    5,825,732
                                                          --------------

Convertible Bond -- 0.1%

                                         Principal Amount
                                           (000 Omitted)
Sandoz Capital BVI Ltd., 2s, 2002
  (Chemicals) (Identified Cost
  $911,200)## ..........................        $   670        $    1,028,450
                                                               --------------
Short-Term Obligations -- 4.1%
Federal Farm Credit Bank, due
  1/12/98 ..............................        $ 5,300        $    5,290,720
Federal Home Loan Mortgage
  Corp., due 1/07/98 - 1/22/98 .........         14,000            13,970,326
Federal National Mortgage Assn.,
  due 1/14/98 - 1/30/98 ................         20,600            20,536,519
Ford Motor Credit Corp., due
  1/02/98 ..............................          7,900             7,898,519
                                                               --------------
  Total Short-Term Obligations,
    at Amortized Cost ....................................     $   47,696,084
                                                               --------------
  Total Investments
    (Identified Cost, $917,857,462) ......................     $1,155,609,304
Other Assets,
  Less Liabilities -- 0.2% ...............................          2,525,868
                                                               --------------
  Net Assets -- 100.0% ...................................     $1,158,135,172
                                                               ==============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1997
Emerging Growth Series
Stocks -- 96.0%

Issuer                                            Shares          Value
U.S. Stocks -- 93.2%
Advertising -- 0.2%
Lamar Advertising Co., "A"* ................       5,500      $    218,625
Outdoor Systems, Inc.* .....................      19,100           732,963
                                                              ------------
                                                              $    951,588
                                                              ------------
Aerospace -- 0.1%
Thiokol Corp. ..............................       5,100      $    414,375
                                                              ------------
Apparel and Textiles
Tefron Ltd.* ...............................       2,000      $     46,000
                                                              ------------
Banks and Credit Companies -- 0.7%
CCB Financial Corp. ........................       1,700      $    182,750
Compass Bancshares, Inc. ...................       6,400           280,000
First Security Corp. .......................       5,700           238,687
First Virginia Banks, Inc. .................       3,300           170,569
Firstar Corp. ..............................       5,000           212,188
Interra Financial, Inc. ....................       8,300           572,700
Provident Financial Group, Inc. ............       5,100           247,350
Summit Bancorp .............................       4,000           213,000
U.S. Trust Corp. ...........................      14,600           914,325
                                                              ------------
                                                              $  3,031,569
                                                              ------------
Building -- 0.5%
Newport News Shipbuilding, Inc. ............      97,300      $  2,475,069
                                                              ------------
Business Machines -- 0.7%
Affiliated Computer Services, Inc., "A"*          42,100      $  1,107,756
Sun Microsystems, Inc.* ....................      49,500         1,973,813
                                                              ------------
                                                              $  3,081,569
                                                              ------------
Business Services -- 12.9%
AccuStaff, Inc.* ...........................     134,600      $  3,095,800
BISYS Group, Inc.* .........................      37,200         1,236,900
C.H. Robinson Worldwide, Inc. ..............       2,200            49,225
Cendant Corp.* .............................   1,174,004        40,356,387
Corestaff, Inc.* ...........................      47,400         1,256,100
DST Systems, Inc.* .........................      11,300           482,369
Fine Host Corp.*[dbldag] ...................       4,400            33,000
First Data Corp. ...........................      93,100         2,723,175
Ikon Office Solutions, Inc. ................       2,600            73,125
Ivex Packaging Corp.* ......................       3,200            76,800
Learning Tree International, Inc.* .........     162,800         4,700,850
Technology Solutions Co.* ..................     174,200         4,594,525
Transaction System
  Architects, Inc., "A"* ...................       5,000           190,000
                                                              ------------
                                                              $ 58,868,256
                                                              ------------
Cellular Telephones -- 0.1%
Century Telephone Enterprises, Inc.                8,600      $    428,388
                                                              ------------
Computer Software -- Personal
  Computers -- 3.6%
Autodesk, Inc. .............................      29,585      $  1,094,645
Compaq Computer Corp. ......................      18,950         1,069,491
Microsoft Corp.* ...........................     111,800        14,450,150
                                                              ------------
                                                              $ 16,614,286
                                                              ------------
Computer Software --
   Systems -- 17.4%
Adobe Systems, Inc. ........................       3,100      $    127,875
BMC Software, Inc.* ........................     223,800        14,686,875
Cadence Design Systems, Inc.* ..............     473,300        11,595,850
Computer Associates
  International, Inc. ......................     459,325        24,286,809
Compuware Corp.* ...........................     420,200        13,446,400
Oracle Corp.* ..............................     625,850        13,964,278
Scopus Technology* .........................      33,200           398,400
Security Dynamics Technologies, Inc.*              2,900           103,675
Synopsys, Inc.* ............................      32,200         1,151,150
                                                              ------------
                                                              $ 79,761,312
                                                              ------------

                                                                        17 - EGS

Issuer                                              Shares             Value
U.S. Stocks -- continued
Consumer Goods and Services -- 7.4%
Avis Rent A Car, Inc.* ...................            2,800         $     89,425
Carson, Inc., "A"* .......................          121,300              811,194
Dollar Thrifty Automotive Group* .........           27,800              569,900
Service Corp. International ..............           13,600              502,350
Tyco International Ltd. ..................          707,078           31,862,702
United Rentals, Inc.* ....................            3,400               65,663
                                                                    ------------
                                                                    $ 33,901,234
                                                                    ------------
Defense Electronics -- 0.2%
Loral Space & Communications
  Corp.* .................................           52,600         $  1,127,612
                                                                    ------------
Electronics -- 0.6%
Altera Corp.* ............................           67,700         $  2,242,562
Xilinx, Inc.* ............................           17,400              610,088
                                                                    ------------
                                                                    $  2,852,650
                                                                    ------------
Entertainment -- 8.8%
American Radio Systems Corp., "A"*                   59,900         $  3,193,419
CBS Corp. ................................           92,200            2,714,137
Chancellor Media Corp.* ..................           33,400            2,492,475
Clear Channel Communications, Inc.*                  89,400            7,101,712
Cox Radio, Inc., "A"* ....................           65,100            2,620,275
Emmis Broadcasting Corp., "A"* ...........           27,300            1,245,563
Gemstar International Group Ltd.* ........           15,300              372,938
Harrah's Entertainment, Inc.* ............           71,000            1,340,125
Hearst-Argyle Television, Inc.* ..........           23,500              699,125
Heftel Broadcasting Corp.* ...............            2,500              116,875
Jacor Communications, Inc.* ..............           93,000            4,940,625
LIN Television Corp.* ....................           79,800            4,349,100
SFX Broadcasting, Inc., "A"* .............           32,100            2,576,025
Sinclair Broadcast Group, Inc., "A"*                 39,700            1,851,012
Univision Communications, Inc., "A"*                 33,900            2,366,644
Viacom, Inc., "B"* .......................           54,700            2,266,631
                                                                    ------------
                                                                    $ 40,246,681
                                                                    ------------
Financial Institutions -- 3.5%
Associates First Capital Corp., "A" ......           27,500         $  1,955,937
Charter One Financial, Inc. ..............           20,790            1,312,369
Conning Corp.* ...........................            1,200               20,100
Consolidated Capital Corp.* ..............           84,900            1,724,531
Donaldson Lufkin & Jenrette, Inc. ........           11,500              914,250
Franklin Resources, Inc. .................           59,200            5,146,700
Lehman Brothers Holdings, Inc. ...........           12,600              642,600
Linc Capital, Inc.* ......................            1,700               33,363
Morgan Stanley, Dean Witter,
  Discover & Co. .........................           28,500            1,685,062
Peoples Heritage Financial Group .........           10,300              473,800
Price (T Rowe) & Associates, Inc. ........           27,200            1,710,200
Union Planters Corp. .....................            3,700              251,369
                                                                    ------------
                                                                    $ 15,870,281
                                                                    ------------
Food and Beverage Products -- 0.5%
Beringer Wine Estates Holdings,
  Inc. "B"* ..............................            1,900         $     72,200
Corn Products International, Inc.* .......            3,100               92,419
McCormick & Co., Inc. ....................           18,100              506,800
Suiza Foods Corp.* .......................           15,500              923,218
Tootsie Roll Industries, Inc. ............            8,800              550,000
Whole Foods Market, Inc.* ................            6,000              306,750
                                                                    ------------
                                                                    $  2,451,387
                                                                    ------------
Insurance -- 0.4%
ACE Ltd. .................................            4,500         $    434,250
Conseco, Inc. ............................           22,200            1,008,713
ESG Re Ltd.* .............................            3,200               75,200
Hartford Life, Inc., "A" .................            2,900              131,406
                                                                    ------------
                                                                    $  1,649,569
                                                                    ------------

Issuer                                              Shares             Value
U.S. Stocks -- continued
Machinery -- 0.1%
SI Handling Systems, Inc. ................           23,500         $    323,125
                                                                    ------------
Medical and Health Products -- 0.9%
Arterial Vascular Engineering, Inc.* .....           26,700         $  1,735,500
Gulf South Medical Supply, Inc. ..........           14,600              543,850
McKesson Corp. ...........................            8,900              962,869
Mentor Corp. .............................           16,100              587,650
Pathogensis Corp.* .......................           11,700              434,362
                                                                    ------------
                                                                    $  4,264,231
                                                                    ------------
Medical and Health Technology
  and Services -- 7.2%
Columbia/HCA Healthcare Corp. ............           32,100         $    950,963
Cyberonics, Inc.* ........................          112,800            1,720,200
Foundation Health Systems, Inc.* .........              780               17,453
Guidant Corp. ............................           84,800            5,278,800
Health Management Associates,
  Inc., "A"* .............................            9,300              234,825
HEALTHSOUTH Corp.* .......................          124,400            3,452,100
Integrated Health Services, Inc. .........           47,700            1,487,644
Mariner Health Group, Inc.* ..............           22,300              362,375
Medtronic, Inc. ..........................           11,200              585,900
Orthodontic Centers of America, Inc.*                75,100            1,248,537
Oxford Health Plans, Inc.* ...............           40,300              627,169
PacifiCare Health Systems, Inc., "B"*                41,500            2,173,562
Renal Treatment Centers, Inc.* ...........           41,500            1,499,187
St. Jude Medical, Inc.* ..................            3,200               97,600
United Healthcare Corp. ..................          256,700           12,754,781
VWR Scientific Products Corp.* ...........            7,700              217,525
Zonagen, Inc.* ...........................           16,500              300,094
                                                                    ------------
                                                                    $ 33,008,715
                                                                    ------------
Oil Services -- 0.1%
Diamond Offshore Drilling, Inc. ..........            3,500         $    168,438
Global Industries, Inc.* .................           11,200              190,400
Input/Output, Inc. * .....................            6,600              195,937
                                                                    ------------
                                                                    $    554,775
                                                                    ------------
Pollution Control -- 0.2%
Allied Waste Industries, Inc.* ...........           39,600         $    923,175
                                                                    ------------
Printing and Publishing -- 0.1%
Applied Graphics Technologies, Inc.*                  1,400         $     74,550
Mail-Well, Inc.* .........................           10,600              429,300
                                                                    ------------
                                                                    $    503,850
                                                                    ------------
Railroads -- 0.6%
Kansas City Southern Industries, Inc.                81,900         $  2,600,325
                                                                    ------------
Real Estate Investment Trusts -- 0.1%
Starwood Lodging Trust ...................            8,000         $    463,000
                                                                    ------------
Restaurants and Lodging -- 1.7%
Applebee's International, Inc. ...........           61,900         $  1,118,069
ITT Corp. * ..............................           31,500            2,610,562
Promus Hotel Corp.* ......................           88,813            3,730,146
Suburban Lodges of America, Inc.*                    13,200              175,725
                                                                    ------------
                                                                    $  7,634,502
                                                                    ------------
Special Products and
     Services -- 0.2%
Edutrek International, Inc., "A"* ........            1,200         $     31,200
Royal Caribbean Cruises Ltd. .............           11,100              591,769
Veritas DGC, Inc.* .......................            4,100              161,950
                                                                    ------------
                                                                    $    784,919
                                                                    ------------
Stores -- 11.8%
Consolidated Stores Corp.* ...............           65,850         $  2,893,284
Corporate Express, Inc.* .................          190,800            2,456,550
CVS Corp. ................................          103,400            6,624,063
Dollar General Corp. .....................           12,700              460,375

18 - EGS

Issuer                                    Shares          Value
U.S. Stocks -- continued
Stores -- continued
General Nutrition Cos., Inc.* ........    52,200      $  1,774,800
Home Depot, Inc. .....................    75,850         4,465,669
Linens 'N Things, Inc.* ..............    18,000           785,250
Lowes Co., Inc. ......................     8,800           419,650
Micro Warehouse, Inc.* ...............   105,600         1,471,800
Office Depot, Inc.* ..................   355,000         8,497,812
Pier 1 Imports, Inc. .................    18,800           425,350
Republic Industries, Inc.* ...........   336,300         7,839,994
Rite Aid Corp. .......................   156,600         9,190,462
Staples, Inc.* .......................    74,700         2,072,925
U.S. Office Products Co.* ............   221,250         4,342,031
Viking Office Products, Inc.* ........     6,300           137,419
                                                      ------------
                                                      $ 53,857,434
                                                      ------------
Supermarkets -- 2.3%
Albertsons, Inc. .....................     9,800      $    464,275
Kroger Co.* ..........................    21,400           790,463
Meyer (Fred), Inc.* ..................   218,070         7,932,296
Safeway, Inc.* .......................    21,800         1,378,850
                                                      ------------
                                                      $ 10,565,884
                                                      ------------
Telecommunications -- 8.2%
American Communications
  Services, Inc.* ....................    21,400      $    274,188
Aspect Telecommunications Corp.* .....    14,200           296,425
Brooks Fiber Properties, Inc.* .......     7,800           429,000
Cincinnati Bell, Inc. ................     6,700           207,700
Cisco Systems, Inc.* .................   355,200        19,802,400
Inter-Tel, Inc.* .....................     3,500            67,813
Intermedia Communications, Inc.* .....    94,900         5,765,175
LCI International, Inc.* .............    43,400         1,334,550
Lucent Technologies, Inc. ............    10,700           854,662
Nextlink Communications, Inc., "A"*       18,600           396,412
TCA Cable TV, Inc. ...................     6,200           285,200
Tel-Save Holdings, Inc.* .............    10,800           214,650
Teleport Communications Group,
  Inc., "A"* .........................     8,600           471,925
WorldCom, Inc.* ......................   229,600         6,945,400
                                                      ------------
                                                      $ 37,345,500
                                                      ------------
Utilities -- Telephone -- 2.1%
MCI Communications Corp. .............   221,355      $  9,476,761
                                                      ------------
  Total U.S. Stocks .............................     $426,078,022
                                                      ------------
Foreign Stocks -- 2.8%
France
Dassault Systemes S.A., ADR
  (Computer Software - Systems) ......     3,700      $    114,237
                                                      ------------
Germany -- 2.2%
Sap AG, Preferred (Computer
  Software - Systems) ................    30,400      $  9,955,704
                                                      ------------
Netherlands -- 0.1%
Benckiser NV (Consumer Goods
  and Services)* .....................    10,100      $    418,299
                                                      ------------
United Kingdom -- 0.5%
Danka Business Systems, ADR
  (Business Services) ................   155,100      $  2,471,906
                                                      ------------
  Total Foreign Stocks ..........................     $ 12,960,146
                                                      ------------
  Total Stocks
    (Identified Cost, $368,394,454) .............     $439,038,168
                                                      ------------

Short-Term Obligations -- 5.3%

                                                   Principal Amount
Issuer                                               (000 Omitted)             Value
Federal Home Loan Mortgage
  Corp., due 1/07/98 - 1/09/98 ...................        $13,350         $ 13,335,140
Federal National Mortgage Assn.,
  due 1/05/98 ....................................          6,500            6,495,898
Ford Motor Credit Corp.,
  due 1/02/98 ....................................          4,600            4,599,138
                                                                          ------------
  Total Short-Term Obligations, at Amortized Cost ..................      $ 24,430,176
                                                                          ------------
  Total Investments
    (Identified Cost, $392,824,630) ................................      $463,468,344
                                                                          ------------
Other Assets,
  Less Liabilities -- (1.3)% .......................................        (6,116,926)
                                                                          ------------
  Net Assets -- 100.0% .............................................      $457,351,418
                                                                          ============

           See portfolio footnotes and notes to financial statements


                                                                        19 - EGS

Portfolio of Investments -- December 31, 1997
International Growth Series
Stocks -- 90.6%

Issuer                                           Shares             Value
Argentina -- 1.1%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) ........................            4,050         $   104,287
Telecom S.A., ADR
  (Telecommunications) ................            4,000             143,000
                                                                 -----------
                                                                 $   247,287
                                                                 -----------
Australia -- 1.9%
QBE Insurance Group Ltd.
  (Insurance) .........................           96,500         $   434,241
                                                                 -----------
  Austria -- 0.3%
Austria Tabak AG (Tobacco)* ...........            1,600         $    70,948
                                                                 -----------
   Brazil -- 3.0%
Centrais Eletricas Brasile, ADR
  (Utilities - Electric) ..............            5,700         $   141,075
Petroleo Brasileiro S.A., Preferred
  (Oils) ..............................          802,000             187,564
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) ............            3,140             365,614
                                                                 -----------
                                                                 $   694,253
                                                                 -----------
Canada -- 3.0%
Canadian National Railway Co.
  (Railroads) .........................           12,900         $   609,525
Legacy Hotel Real Estate
  Investment Trust (Real Estate)*##               12,700              86,106
                                                                 -----------
                                                                 $   695,631
                                                                 -----------
Chile -- 1.3%
Chilectra S.A., ADR
  (Utilities - Electric) ..............           11,500         $   294,066
                                                                 -----------
China -- 0.4%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)* .........            4,200         $    97,387
                                                                 -----------
Egypt -- 0.9%
Suez Cement Co., GDR
  (Construction)## ....................           10,390         $   208,319
                                                                 -----------
Finland -- 1.7%
Huhtamaki Oy Group
  (Conglomerate) ......................            4,100         $   169,512
TT Tieto Oy (Computer
  Software - Systems) .................            2,070             233,165
                                                                 -----------
                                                                 $   402,677
                                                                 -----------
France -- 4.6%
Elf Aquitaine S.A. (Oils) .............            1,300         $   151,263
TOTAL SA, "B" (Oils) * ................            1,850             201,421
TV Francaise (Broadcasting) ...........            2,800             286,237
Union des Assurances Federales
  S.A. (Insurance) ....................            3,300             433,345
                                                                 -----------
                                                                 $ 1,072,266
                                                                 -----------
Germany -- 4.2%
adidas AG (Apparel and Textiles) ......            1,550         $   204,079
Henkel Kgaa (Chemicals) ...............            7,000             442,126
Volkswagen AG (Automotive) ............              180             101,369
Wella AG (Cosmetics) ..................              320             243,072
                                                                 -----------
                                                                 $   990,646
                                                                 -----------
Greece -- 0.7%
Attica Enterprises S.A., GDR
  (Transportation) ....................           10,800         $   120,694
Hellenic Bottling (Beverages) .........            1,220              28,343
National Bank of Greece, GDR
  (Banks) .............................              150              13,217
                                                                 -----------
                                                                 $   162,254
                                                                 -----------


Issuer                                           Shares              Value
Hong Kong -- 1.8%
China Resources Enterprises (Real
  Estate Investment Trusts) ...........           24,000         $    53,585
Li & Fung Ltd. (Wholesale) ............            8,000              11,202
New World Development Co.
  (Real Estate) .......................           25,000              86,468
Peregrine Investment Holdings
  (Finance) ...........................           49,000              34,781
Wharf Holdings Ltd. (Real Estate) .....           13,000              28,522
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................           74,000             209,150
                                                                 -----------
                                                                 $   423,708
                                                                 -----------
Hungary -- 1.0%
Magyar Tavkozlesi Rt.
  (Telecommunications)* ...............            6,000         $   156,000
Richter Gedeon Rt.
  (Pharmaceuticals) ...................              600              68,288
                                                                 -----------
                                                                 $   224,288
                                                                 -----------
India -- 1.1%
Mahanagar Telephone Nigam Ltd.
  (Utilities - Telephone)*## ..........            6,000         $    62,250
State Bank of India, GDR (Bank and
  Credit Cos.)## ......................            4,300              76,325
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ..............            8,290             113,573
                                                                 -----------
                                                                 $   252,148
                                                                 -----------
Indonesia -- 0.9%
Gulf Indonesia Resources Ltd.
  (Oil Services)* .....................            1,400         $    30,800
PT Indosat (Telecommunications) .......           36,000              67,376
PT Indosat, ADR
  (Telecommunications) ................            6,000             115,875
                                                                 -----------
                                                                 $   214,051
                                                                 -----------
Ireland -- 1.6%
Anglo Irish Bank Corp. PLC (Banks
  and Credit Cos.)* ...................          192,000         $   372,691
                                                                 -----------
Israel -- 0.4%
Makhteshim Chemical Works Ltd.
  (Chemicals) .........................           13,500         $    98,518
                                                                 -----------
Italy -- 1.6%
ERG S.p.A. (Oils)* ....................           35,000         $   130,396
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........           48,800              98,980
Telecom Italia Mobile S.p.A.
  (Telecommunications) ................           34,000             157,064
                                                                 -----------
                                                                 $   386,440
                                                                 -----------
Japan -- 13.3%
Canon, Inc. (Office Equipment) ........           14,000         $   327,234
Eisai Co. Ltd. (Pharmaceuticals) ......           15,000             229,509
Fuji Photo Film Co. (Photographic
  Products) ...........................            7,000             269,106
Kinki Coca-Cola Bottling Co.
  (Beverages) .........................            5,000              53,437
Kirin Beverage Corp. (Beverages) ......           10,000             166,077
Nippon Broadcasting
  (Broadcasting) ......................            2,000              79,348
Nitto Denko Corp. (Industrial Goods
  and Services) .......................           14,000             242,196
NTT Data Communications Systems
  Co. (Telecommunications) ............                3             162,156
Osaka Sanso Kogyo Ltd.
  (Chemicals) .........................           25,000              26,911
Rohm Co. (Electronics) ................            2,000             204,521

20 - IGS

Issuer                                                Shares              Value
Japan -- continued
Sankyo Co. Ltd. (Pharmaceuticals) ..........            8,000         $   181,455
Sony Corp. (Electronics) ...................            5,100             454,867
Takeda Chemical Industries
  (Pharmaceuticals) ........................           10,000             286,022
TDK Corp. (Electronics) ....................            2,000             151,315
Tokyo Broadcasting System, Inc.
  (Broadcasting) ...........................           14,000             177,610
Ushio, Inc. (Electronics) ..................           15,000             100,223
                                                                      -----------
                                                                      $ 3,111,987
                                                                      -----------
Malaysia -- 1.7%
New Straits Times Press Berhad
  (Printing and Publishing) ................           59,000         $    73,389
Petronas Gas Berhad (Oil and
  Gas) ## ..................................           23,000              52,529
Tanjong PLC (Entertainment) ................          161,000             267,987
                                                                      -----------
                                                                      $   393,905
                                                                      -----------
Mauritius -- 0.4%
State Bank of Mauritius Ltd.
  (Financial Instituition) .................          166,000         $    95,050
                                                                      -----------
Mexico -- 2.9%
Gruma S.A. (Food Products) .................           21,373         $    84,845
Grupo Financiero Banamex, "B"
  (Finance)* ...............................           80,000             239,672
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .........................            3,300             127,669
Sanluis Corporacion S.A. de C.V.
  (Conglomerate) ...........................           19,000             156,271
TV Azteca, S.A. de C.V., ADR
  (Broadcasting)* ..........................            3,600              81,225
                                                                      -----------
                                                                      $   689,682
                                                                      -----------
Netherlands -- 6.0%
Akzo Nobel N.V. (Chemicals) ................            3,200         $   552,236
Benckiser NV (Consumer Goods
  and Services)* ...........................            6,300             260,919
IHC Caland N.V. (Transportation) ...........            2,000             103,860
Koninklijke Ten Cate (Diversified
  Operations) ..............................            7,450             234,261
Royal Dutch Petroleum Co. (Oils) ...........            4,400             241,742
                                                                      -----------
                                                                      $ 1,393,018
                                                                      -----------
Pakistan -- 0.8%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)* ..................            4,000         $   124,000
Pakistan Telecommunications Corp.,
  GDR (Utilities - Telephone) ..............              800              58,400
                                                                      -----------
                                                                      $   182,400
                                                                      -----------
Peru -- 1.4%
Credicorp Ltd. Holdings Co. (Banks
  and Credit Cos.) .........................            7,365         $   132,570
Luz del Sur S.A. (Utilities - Electric).....           24,800              28,668
Telefonica del Peru S.A., ADR
  (Telecommunications) .....................            7,400             172,512
                                                                      -----------
                                                                      $   333,750
                                                                      -----------
Poland -- 0.8%
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)*+ ................            2,261         $    28,905
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)*## ...............           11,600             150,800
                                                                      -----------
                                                                      $   179,705
                                                                      -----------
Portugal -- 4.2%
Banco Espirito Santo e Comercial
  de Lisboa S.A. (Banks and Credit
  Cos.) ....................................            8,000         $   238,325

Issuer                                                Shares                 Value
Portugal -- continued
Banco Totta e Acores (Banks and
  Credit Cos.) .............................           13,500         $   265,374
Mota e Companhia S.A.
  (Construction) ...........................            2,500              39,706
Portugal Telecom S.A.
  (Utilities - Telephone) ..................            6,000             278,705
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunications)* ...............            1,500             159,995
                                                                      -----------
                                                                      $   982,105
                                                                      -----------
Russia -- 0.7%
Lukoil Oil Co., ADR (Oils) .................              970         $    88,270
Unified Energy Systems, GDR
  (Utilities - Electric)* ..................            2,528              75,840
                                                                      -----------
                                                                      $   164,110
                                                                      -----------
Singapore -- 1.1%
City Developments Ltd.
  (Real Estate) ............................           10,000         $    46,429
Hong Leong Finance Ltd.
  (Finance)+ ...............................           50,000              53,571
Mandarin Oriental International Ltd.
  (Restaurants and Lodgings) ...............           86,000              57,620
Overseas Union Bank (Finance) ..............           29,000             111,339
                                                                      -----------
                                                                      $   268,959
                                                                      -----------
Spain -- 2.1%
Aceralia Corp. Side (Iron and
  Steel)* ..................................            1,900         $    23,360
Acerinox S.A. (Iron and Steel) .............            1,500             222,584
Repsol S.A. (Oils) .........................            5,800             247,863
                                                                      -----------
                                                                      $   493,807
                                                                      -----------
Sweden -- 3.8%
Astra AB (Pharmaceuticals) .................           19,300         $   324,912
Skandia Forsakrings AB (Insurance)                      5,500             259,741
Sparbanken Sverige AB, "A" (Banks
  and Credit Cos.) .........................           13,000             295,902
                                                                      -----------
                                                                      $   880,555
                                                                      -----------
Switzerland -- 3.3%
Ciba Specialty AG (Chemicals)* .............            3,942         $   470,412
Novartis AG (Pharmaceuticals) ..............              190             308,827
                                                                      -----------
                                                                      $   779,239
                                                                      -----------
United Kingdom -- 15.3%
ASDA Group PLC (Supermarkets) ..............          140,000         $   412,490
Avis Europe PLC (Auto Rental)## ............           66,000             188,912
British Aerospace PLC (Aerospace
  and Defense) .............................           21,300             607,918
British Petroleum PLC (Oils) ...............           28,084             372,075
Carlton Communicatons PLC
  (Broadcasting) ...........................           19,360             149,682
Corporate Services Group PLC
  (Business Services) ......................           49,000             171,688
Diageo PLC (Food and Beverages)                        24,500             224,485
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ..........................           41,000             238,081
Lloyds TSB Group PLC (Banks and
  Credit Cos.) .............................           26,240             341,891
Lucas Variety (Automotive) .................           45,000             159,154
Pliva D D (Medical)## ......................            6,500             113,100
PowerGen PLC (Utilities-Electric)* .........           24,800             323,104
Tomkins PLC (Diversified
  Operations) ..............................           61,200             289,941
                                                                      -----------
                                                                      $ 3,592,521
                                                                      -----------

                                                                        21 - IGS

Issuer                                 Shares        Value
Venezuela -- 1.3%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications) ............   7,560      $   314,685
                                                 -----------
  Total Stocks
    (Identified Cost, $21,441,755) .........     $21,197,297
                                                 -----------
Short-Term Obligations -- 8.9%
                                Principal Amount
                                 (000 Omitted)
Federal Home Loan Bank, due
  1/02/98 .........................   $ 220      $   219,970
Federal Home Loan Mortgage
  Corp., due 1/02/98 - 1/14/98 ....   1,880        1,878,263
                                                 -----------
  Total Short-Term Obligations,
    at Amortized Cost ......................     $ 2,098,233
                                                 -----------
  Total Investments
    (Identified Cost, $23,539,988) .........     $23,295,530
Other Assets,
   Less Liabilities -- 0.5% ................         105,576
                                                 -----------
  Net Assets--100.0% .......................     $23,401,106
                                                 ===========

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1997
Managed Sectors Series
Stocks -- 93.0%

Issuer                                                                       Shares         Value
Energy -- 9.3%
Apache Corp. ...........................................................    98,900      $ 3,467,681
BJ Services Co. * ......................................................    56,000        4,028,500
Camco International, Inc. ..............................................    59,500        3,789,406
Cooper Cameron Corp.* ..................................................    70,500        4,300,500
Noble Drilling Corp.* ..................................................   120,500        3,690,313
Occidental Petroleum Corp. .............................................   172,430        5,054,354
Weatherford Enterra, Inc.* .............................................   168,000        7,350,000
                                                                                        -----------
                                                                                        $31,680,754
                                                                                        -----------
Leisure -- 23.2%
Aerial Communications, Inc.* ...........................................   200,000      $ 1,425,000
AirTouch Communications, Inc.* .........................................   100,000        4,156,250
Cendant Corp.* .........................................................   424,251       14,583,628
Harrah's Entertainment, Inc.* ..........................................   437,500        8,257,812
Hearst-Argyle Television, Inc.* ........................................    20,600          612,850
Hilton Hotels Corp. ....................................................   163,500        4,864,125
Host Marriott Corp.* ...................................................   108,000        2,119,500
MGM Grand, Inc.* .......................................................    67,000        2,416,188
Mirage Resorts, Inc. * .................................................   195,000        4,436,250
Promus Hotel Corp.* ....................................................   129,500        5,439,000
Sprint Corp. ...........................................................    66,000        3,869,250
Telephone & Data Systems, Inc. .........................................   572,900       26,675,656
                                                                                        -----------
                                                                                        $78,855,509
                                                                                        -----------
Medical and Health Technology
  and Services -- 16.9%
AmeriSource Health Corp.,"A"* ..........................................    80,200      $ 4,671,650
Bristol-Myers Squibb Co. ...............................................    95,000        8,989,375
CVS Corp. ..............................................................    58,500        3,747,656
Genesis Health Ventures, Inc.* .........................................   185,000        4,879,375
McKesson Corp. .........................................................    26,500        2,866,969
Medpartners, Inc.* .....................................................   173,800        3,888,775
Meyer (Fred), Inc.* ....................................................   172,000        6,256,500
Rite Aid Corp. .........................................................    97,500        5,722,031
Safeway, Inc.* .........................................................    76,000        4,807,000
United Healthcare Corp. ................................................   236,100       11,731,219
                                                                                        -----------
                                                                                        $57,560,550
                                                                                        -----------
Technology -- 29.1%
Alcatel Alsthom, ADR (France) ..........................................    97,000      $ 2,455,313
Analog Devices, Inc.* ..................................................   213,000        5,897,438
Aspect Telecommunications Corp.* .......................................   167,000        3,486,125
Atmel Corp.* ...........................................................   270,000        5,011,875
Cisco Systems, Inc.* ...................................................   132,150        7,367,362
Compaq Computer Corp. ..................................................   214,600       12,111,487
Computer Associates International,
  Inc. .................................................................   204,750       10,826,156
Danka Business Systems, ADR
  (United Kingdom) .....................................................   180,700        2,879,906
First Data Corp. .......................................................   106,200        3,106,350
Intel Corp. ............................................................    47,000        3,301,750
International Business Machines Corp.                                       74,300        7,768,994
Loral Space & Communications Corp.*                                        330,200        7,078,663
Micron Technology, Inc.* ...............................................   139,700        3,632,200
Microprose, Inc.* ......................................................   379,200          829,500
Microsoft Corp.* .......................................................    45,000        5,816,250
Oracle Corp.* ..........................................................   190,000        4,239,375
Sun Microsystems, Inc.* ................................................   178,000        7,097,750
Teradyne, Inc.* ........................................................   193,800        6,201,600
                                                                                        -----------
                                                                                        $99,108,094
                                                                                        -----------

22 - MSS

Issuer                                   Shares         Value
Other -- 14.5%
Green Tree Financial Corp. .........   129,400     $  3,388,663
Jefferson Smurfit Corp.* ...........   174,200        2,460,575
Office Depot, Inc.* ................   129,700        3,104,694
Stone Container Corp. ..............   310,000        3,235,625
Tyco International Ltd. ............   745,860       33,610,316
Wisconsin Central Transportation
  Corp.* ...........................   159,300        3,723,637
                                                   ------------
                                                   $ 49,523,510
                                                   ------------
  Total Stocks
    (Identified Cost, $278,809,653) ..........     $316,728,417
                                                   ------------


Convertible Bond -- 0.1%
                                          Principal Amount
                                           (000 Omitted)
Spectrum Holobyte, Inc., 6.5s, 2002
  (Identified Cost $270,000)## ..........   $  270                   $    202,163
                                                                     ------------
Short-Term Obligations -- 4.5%
Federal Home Loan Bank, due
  1/21/98 ...............................   $4,500                   $  4,486,250
Federal Home Loan Mortgage
  Corp., due 1/07/98 - 1/09/98 ..........    8,000                      7,990,768
Ford Motor Credit Corp., due 1/02/98.....    3,025                      3,024,492
                                                                     ------------
  Total Short-Term Obligations,
    at Amortized Cost .........................................      $ 15,501,510
                                                                     ------------
Put Options Purchased -- 0.3%
Issuer/Expiration Month/Strike Price        Contracts
S & P 500 Index/
  December/850 (Premiums Paid,
  $1,121,200) ...........................      400                   $  1,150,000
                                                                     ------------
  Total Investments
    (Identified Cost, $295,702,363) ...........................      $333,582,090
                                                                     ------------
Call Options Written -- (1.0)%
Air Touch Communications, Inc./
  January/35 ............................    1,000                   $   (625,000)
HFS, Inc./January/66 ....................    1,060                     (1,828,500)
International Business Machines
  Corp./January/120 .....................      330                         (4,125)
Loral Space & Communications
  Corp./January/20 ......................    1,700                       (276,250)
Meyer (Fred), Inc./January/65 ...........    1,218                       (654,675)
                                                                     ------------
  Total Call Options Written
    (Premiums Received, $744,818) .............................      $ (3,388,550)
                                                                     ------------
Other Assets,
  Less Liabilities -- 3.1% ....................................        10,433,897
                                                                     ------------
  Net Assets -- 100.0% ........................................      $340,627,437
                                                                     ============

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1997

MFS/Foreign & Colonial Emerging Markets
Equity Series
Stocks -- 96.1%

Issuer                                                Shares         Value
Argentina -- 3.4%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) ................................        3,550     $    91,413
Banco Rio de La Plata S.A., ADR
  (Banks and Credit Cos.)* ....................        3,000          42,000
Perez Companc S.A. (Oils) .....................       16,828         120,176
Siderar S.A.I.C., ADR (Steel)## ...............          750          22,875
Telecom Argentina S.A., ADR
  (Telecommunications) ........................        1,500          53,625
Telefonica de Argentina, ADR
  (Utilities - Telephone) .....................        4,170         155,332
YPF Sociedad Anonima, ADR (Oils)                       9,500         324,781
                                                                 -----------
                                                                 $   810,202
                                                                 -----------
Brazil -- 14.9%
Aracruz Celulose S.A. (Paper
  Products) ...................................       42,000     $    57,957
CEMIG (Utilities - Electric) ..................    4,080,000         177,275
Centrais Eletricas Brasileiras
  S.A. - Eletrobras, Preferred, "B"
  (Utilities - Electric) ......................   13,339,000         681,293
Companhia Cervejaria Brahma,
  Preferred (Beverages) .......................      104,000          69,893
Companhia Energetica de Sao
  Paulo, Preferred
  (Utilities - Electric) ......................    2,600,000         156,093
Companhia Paranaense de
  Energia - COPEL, Preferred "B"
  (Utilities - Electric) ......................       12,599         171,035
Companhia Vale do Rio Doce,
  Preferred (Mining) ..........................       10,500         211,223
Itausa Investimentos Itau S.A.
  (Conglomerate) ..............................      155,000         120,833
ITC Ltd. (Conglomerate)## .....................        3,200          62,400
ITC Ltd., GDR (Conglomerate) ..................        6,000         117,000
Petroleo Brasileiro S.A., Preferred
  (Oils) ......................................    2,399,000         561,056
Telecomunicacoes Brasileiras S.A.
  (Telecommunications) ........................    5,407,000         549,906
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications)* ...................    5,820,000         663,876
                                                                 -----------
                                                                 $ 3,599,840
                                                                 -----------
Canada -- 0.3%
Super Sol Ltd. (Supermarkets) .................       23,500     $    66,670
                                                                 -----------
Chile -- 3.4%
Banco Santander Chile, ADR, "A"
  (Banks and Credit Cos.) .....................        9,230     $   130,374
Chilgener S.A. (Utilities - Electric) .........        3,260          79,870
Compania de Telecom de Chile,
  ADR (Telecommunications) ....................        8,993         268,666
Distribucion Y Servicio D & S S.A.,
  ADR (Supermarkets)* .........................        3,695          68,588
Enersis S.A., ADR
  (Utilities - Electric) ......................        6,363         184,527
Laboratorio Chile S.A., ADR
  (Medical and Health Technology
  Services) ...................................        3,251          72,335
Santa Isabel S.A., ADR (Stores)+ ..............          818          14,315
                                                                 -----------
                                                                 $   818,675
                                                                 -----------
China -- 0.6%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)* .................        4,000     $    92,750



                                                                        23 - FCE

Issuer                                           Shares              Value
China -- continued
Qingling Motors Co., "H"
  (Automotive) ........................           80,000         $    39,233
                                                                 -----------
                                                                 $   131,983
                                                                 -----------
Colombia -- 3.5%
Banco Ganadero S.A., ADR, (Banks
  and Credit Cos.) ....................            6,200         $   270,475
Banco Industrial Colombiano, ADR
  (Banks and Credit Cos.) .............           23,300             326,200
Cementos Diamante S.A., GDR
  (Construction) ......................           16,600             190,900
Cementos Diamante S.A.,
  (Construction) ## ...................            5,700              65,550
                                                                 -----------
                                                                 $   853,125
                                                                 -----------
Egypt -- 4.5%
Ahram Beverage Co., S.A.E., GDR
  (Beverages)*## ......................            8,381         $   229,221
Commercial International Bank,
  GDR (Banks and Credit Cos.)## .......           20,586             426,130
Madinet Nasar City (Housing
  Development) ........................              300              19,440
North Cairo Mills (Food Products) .....            4,000             114,286
South Cairo Flour Mills (Food
  Products) ...........................            1,575              21,781
Suez Cement Co., GDR
  (Construction)## ....................           12,198             244,570
Torah for Cement (Construction) .......            1,100              25,269
                                                                 -----------
                                                                 $ 1,080,697
                                                                 -----------
Hong Kong -- 5.3%
Beijing Enterprise Holdings Ltd.
  (Diversified Operations) ............           16,000         $    41,092
Cheung Kong Holdings Ltd. (Real
  Estate) .............................           41,000             268,536
China Resources Enterprises Ltd.
  (Real Estate Investment Trusts) .....           54,000             120,565
Citic Pacific Ltd. (Conglomerate) .....           27,000             107,324
Hong Kong & China Gas Co. Ltd.
  (Gas) ...............................           54,000             104,536
HSBC Holdings PLC (Finance) ...........            5,273             129,979
Hysan Development Co. Ltd. (Real
  Estate) .............................           30,000              59,818
New World Development Co. (Real
  Estate) .............................           34,000             117,597
Swire Pacific Air Ltd., "A"
  (Transportation) ....................           33,000             181,003
Wharf Holdings Ltd. (Real Estate) .....           53,000             116,281
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils) .........................           76,000              31,632
                                                                 -----------
                                                                 $ 1,278,363
                                                                 -----------
Hungary -- 4.8%
Graboplast Rt. (Apparel and
  Textiles) ...........................            2,500         $   132,483
Magyar Tavkozlesi Rt.
  (Telecommunications)* ...............            7,600             197,600
Mol Magyar Olaj Es Gazipari Rt.
  (Oils)## ............................           10,000             241,000
Pannonplast Rt. (Chemicals) ...........            2,245             118,430
Richter Gedeon Rt.
  (Pharmaceuticals) ...................            4,140             471,184
                                                                 -----------
                                                                 $ 1,160,697
                                                                 -----------
India -- 8.1%
Bajaj Auto Ltd (Automotive)## .........            1,150         $    23,000
Bajaj Auto Ltd., GDR (Automotive) .....              700              14,000
EIH Ltd. (Restaurant and Lodging) .....            6,450              84,624

Issuer                                           Shares                 Value
India -- continued
EIH Ltd., GDR (Restaurant and
  Lodging)## ..........................            1,250         $    16,063
Formula System (1985) Ltd.
  (Computer Software - Systems)* ......            2,733              84,184
Gujarat Ambuja Cements Ltd, ADR
  (Building Materials)## ..............           25,500             172,125
Industrial Credit & Investment Corp.
  of India Ltd. (Finance)## ...........           22,200             277,500
Mahanagar Telephone Nigam Ltd.
  (Utilities - Telephone)*## ..........           38,000             394,250
State Bank of India, GDR (Banks
  and Credit Cos.)## ..................           18,950             336,362
State Bank of India (Banks and
  Credit Companies) ...................            3,700              65,675
Steel Authority of India Ltd.
  (Steel)## ...........................           18,600              55,800
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ..............           32,580             446,346
                                                                 -----------
                                                                 $ 1,969,929
                                                                 -----------
Israel -- 1.6% ECI Telecom Ltd.
  (Telecommunications) ................            1,812         $    46,206
Israel Chemical Ltd. (Chemicals) ......           85,000             115,164
Makhteshim Chemical Works Ltd.
  (Chemicals) .........................            9,000              65,679
Tadiran Telecommunications Ltd.
  (Telecommunications) ................            3,950              54,806
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) ...............            2,000              94,625
                                                                 -----------
                                                                 $   376,480
                                                                 -----------
Mauritius -- 4.2%
Mauritius Commercial Bank (Banks
  and Credit Cos.) ....................           57,640         $   249,479
New Mauritius Hotels Ltd.
  (Restraurants and Lodging) ..........           82,360             156,699
Rogers & Co. Ltd. (Finance) ...........           54,000             265,374
State Bank of Mauritius Ltd. (Banks)             619,990             354,999
                                                                 -----------
                                                                 $ 1,026,551
                                                                 -----------
Mexico -- 12.6%
Apasco S.A. (Building Materials) ......           16,500         $   114,626
Cemex S.A., "B" (Construction)* .......           55,000             249,380
Cifra Sa De C.V. (Retail)* ............          135,411             334,286
Corporacion GEO S.A. de C.V.
  (Housing)*, ## ......................            5,000             123,075
Desc S.A. de C.V., "B"
  (Conglomerate) ......................           18,000             172,162
Fomento Economico Mexicano S.A.,
  "B" (Beverages) .....................           15,000             120,022
Gruma S.A. (Food Products) ............           18,360              72,884
Grupo Carso, "A1" (Conglomerate) ......           46,000             308,151
Grupo Financiero Banamex, "B"
  (Finance)* ..........................           50,000             149,795
Grupo Modelo S.A. de C.V.
  (Brewery) ...........................           13,500             113,547
Grupo Televisa S.A., GDR
  (Entertainment)* ....................            6,300             243,731
Hylsamex S.A. (Steel) .................           24,700             145,547
Organiz Soriana (Real Estate) .........           39,000             171,753
Sanluis Corporacion S.A. de C.V.
  (Conglomerate) ......................           12,600             103,632
Telefonos de Mexico S.A.
  (Utilities - Telephone) .............          222,000             626,535
                                                                 -----------
                                                                 $ 3,049,126
                                                                 -----------

24 - FCE

Issuer                                                                              Shares             Value
Morocco -- 3.5%
Banque Marocaine du Commerce
  (Banks and Credit Cos.) ................................................             4,100        $   244,254
Brasserica du Maroc (Consumer
  Goods and Services) ....................................................               750            165,912
Credit Eqdom (Financial Institutions)                                                    700             81,387
Omnium Nord Africain S.A
  (Conglomerate) .........................................................             1,975            171,306
Societe Nationale d' Investissement
  (Conglomerate)* ........................................................               200             17,183
Societe Nationale d'Investissement
  (Conglomerate) .........................................................             2,000            171,828
                                                                                                    -----------
                                                                                                    $   851,870
                                                                                                    -----------
Pakistan -- 0.6%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)* ................................................             5,000        $   155,000
                                                                                                    -----------
Peru -- 3.4%
Alicorp S.A. (Food Products)* ............................................            96,900        $    87,832
Compania de Minas Buenaventura,
  ADR (Mining) ...........................................................             7,100            113,600
Credicorp Holdings Ltd. (Banks and
  Credit Cos.) ...........................................................            12,120            218,160
Telefonica del Peru S.A., ADR
  (Telecommunications) ...................................................            17,150            399,810
                                                                                                    -----------
                                                                                                    $   819,402
                                                                                                    -----------
Poland -- 4.7%
Agros S.A. (Food Products) ...............................................             5,522        $   114,519
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)*+ ..............................................             2,118             27,077
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)*## .............................................            13,280            172,640
Bank Slaski S.A. w Katowicach
  (Banks and Credit Cos.) ................................................             2,935            162,592
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment) .................................................            14,000            114,545
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment) .................................................            16,106            156,027
Exbud S.A. (Construction)* ...............................................            18,290            171,469
KGHM Polska Miedz S.A., GDR
  (Metals and Minerals)*## ...............................................            18,380            125,903
Zaklady Piwowarske w Zywcu S.A.
  Zywiec (Beverages) .....................................................             1,192            100,236
                                                                                                    -----------
                                                                                                    $ 1,145,008
                                                                                                    -----------
Portugal -- 4.3%
Banco Espirito Santo e Comercial
  de Lisboa S.A. (Banks and Credit
  Cos.) ..................................................................             4,843        $   144,276
Cimentos de Portugal S.A. (Building
  Materials) .............................................................             5,500            144,313
Mota e Companhia S.A.
  (Construction) .........................................................             3,000             47,647
Portugal Telecom S.A.
  (Utilities - Telephone) ................................................            12,778            593,550
Sonae Investimentos - Sociedade
  Gestora de Participacoes Sociais,
  S.A. (Conglomerate) ....................................................             2,800            113,371
                                                                                                    -----------
                                                                                                    $ 1,043,157
                                                                                                    -----------

Issuer                                                                              Shares             Value
  Russia -- 3.4%
Lukoil Oil Co., ADR (Oils) ...............................................             5,200        $   473,200
Rostelecom
  (Telecommunications)*## ................................................                 2             62,000
Rostelecom, RDC
  (Telecommunications)* ..................................................                 2             71,000
Unified Energy Systems, GDR
  (Utilities - Electric)* ................................................             7,087            212,610
                                                                                                    -----------
                                                                                                    $   818,810
                                                                                                    -----------
South Africa -- 7.0%
Dimension Data Holdings Ltd.
  (Financial Institutions) ...............................................            43,489        $   187,530
JD Group Ltd. (Stores)* ..................................................            13,400             81,858
Liberty Life Association of Africa
  Ltd. (Insurance) .......................................................            13,522            347,074
Nedcor Ltd. (Banks and Credit
  Cos.) ..................................................................            17,035            377,778
Real Africa Holdings Ltd.
  (Conglomerate) .........................................................            39,500             82,731
Sasol Ltd. (Oils) ........................................................            22,800            238,768
South African Breweries Ltd.
  (Brewery) ..............................................................            15,400            379,466
                                                                                                    -----------
                                                                                                    $ 1,695,205
                                                                                                    -----------
Turkey -- 2.0%
Ardem Pisirici ve Isitici Cihazlar
  Sanayii A.S. (Conglomerates) ...........................................           495,400        $    51,455
Cimsa Cimento Sanayi Ve Ticaret
  A.S. (Construction Services) ...........................................         1,457,400             79,206
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)*## ..................................................            13,000            191,750
Yapi ve Kredi Bankasi A.S. (Banks
  and Credit Cos.) .......................................................         4,155,100            158,577
                                                                                                    -----------
                                                                                                    $   480,988
                                                                                                    -----------
  Total Stocks
    (Identified Cost, $24,504,801) .........................................................        $23,231,778
                                                                                                    -----------
Rights
Brazil
Companhia Vale Rio Doce,
  Preferred (Mining),
  (Identified Cost, $0) ..................................................             4,600        $         0
                                                                                                    -----------
Short-Term Obligations -- 2.1%
                                                                                                 Principal Amount
                                                                                                  (000 omitted)
Federal Home Loan Mortgage
 Corp., due 1/02/98, at Amortized
  Cost ...................................................................        $      510        $   509,933
                                                                                                    -----------
  Total Investments
    (Identified Cost, $25,014,734) .........................................................        $23,741,711
Other Assets,
  Less Liabilities -- 1.8% .................................................................            439,740
                                                                                                    -----------
  Net Assets -- 100.0% .....................................................................        $24,181,451
                                                                                                    ===========

           See portfolio footnotes and notes to financial statements


                                                                        25 - FCE

Portfolio of Investments -- December 31, 1997
Research Series
Stocks -- 96.3%


Issuers                                                                           Shares               Value
U.S. Stocks -- 88.2%
Aerospace -- 2.6%
Lockheed Martin Corp. ..................................................           57,800         $  5,693,300
United Technologies Corp. ..............................................          165,100           12,021,344
                                                                                                  ------------
                                                                                                  $ 17,714,644
                                                                                                  ------------
Apparel and Textiles -- 0.1%
Reebok International Ltd.* .............................................           32,300         $    930,644
                                                                                                  ------------
Banks and Credit Companies -- 5.8%
BankBoston Corp. .......................................................           44,100         $  4,142,644
Chase Manhattan Corp. ..................................................           63,912            6,998,364
Comerica, Inc. .........................................................           75,500            6,813,875
Corestates Financial Corp. .............................................           67,600            5,412,225
Fleet Financial Group, Inc. ............................................           87,700            6,572,019
PNC Bank Corp. .........................................................           81,000            4,622,062
Wells Fargo & Co. ......................................................           12,800            4,344,800
                                                                                                  ------------
                                                                                                  $ 38,905,989
                                                                                                  ------------
Building -- 1.4%
American Standard Cos., Inc.* ..........................................           86,000         $  3,294,875
Newport News Shipbuilding, Inc. ........................................          243,900            6,204,206
                                                                                                  ------------
                                                                                                  $  9,499,081
                                                                                                  ------------
Business Machines -- 0.5%
Sun Microsystems, Inc.* ................................................           83,200         $  3,317,600
                                                                                                  ------------
Business Services -- 3.2%
AccuStaff, Inc.* .......................................................          113,400         $  2,608,200
Cendant Corp.* .........................................................          398,674           13,704,419
First Data Corp. .......................................................          184,600            5,399,550
                                                                                                  ------------
                                                                                                  $ 21,712,169
                                                                                                  ------------
Chemicals -- 2.7%
Air Products & Chemicals, Inc. .........................................           56,200         $  4,622,450
Cytec Industries, Inc.* ................................................          142,500            6,688,593
DuPont (E.I.) de Nemours & Co.,
  Inc. .................................................................           56,300            3,381,519
Praxair, Inc. ..........................................................           75,500            3,397,500
                                                                                                  ------------
                                                                                                  $ 18,090,062
                                                                                                  ------------
Computer Software -- Personal
    Computers -- 4.8%
Compaq Computer Corp. ..................................................          195,650         $ 11,041,997
Electronic Arts, Inc.* .................................................          142,700            5,395,844
Microsoft Corp.* .......................................................          122,400           15,820,200
                                                                                                  ------------
                                                                                                  $ 32,258,041
                                                                                                  ------------
Computer Software -- Systems -- 6.5%
Adobe Systems, Inc. ....................................................          103,100         $  4,252,875
BMC Software, Inc.* ....................................................           96,200            6,313,125
Cadence Design Systems, Inc.* ..........................................          256,400            6,281,800
Computer Associates International,
  Inc. .................................................................          171,900            9,089,212
Compuware Corp.* .......................................................          186,800            5,977,600
Oracle Corp.* ..........................................................          357,525            7,977,277
Sybase, Inc.* ..........................................................           85,600            1,139,550
Synopsys, Inc.* ........................................................           80,100            2,863,575
                                                                                                  ------------
                                                                                                  $ 43,895,014
                                                                                                  ------------
Consumer Goods and Services -- 11.9%
Clorox Co. .............................................................           60,900         $  4,814,906
Colgate-Palmolive Co. ..................................................          190,700           14,016,450
Dial Corp. .............................................................           61,800            1,286,213
Gillette Co. ...........................................................          123,000           12,353,812
Philip Morris Cos., Inc. ...............................................          296,000           13,412,500
Procter & Gamble Co. ...................................................          144,700           11,548,869
Revlon, Inc., "A"* .....................................................           85,300            3,012,156
Tyco International Ltd. ................................................          419,612           18,908,766
                                                                                                  ------------
                                                                                                  $ 79,353,672
                                                                                                  ------------
Containers -- 0.5%
Stone Container Corp. ..................................................          341,200         $  3,561,275
                                                                                                  ------------

Issuers                                                                           Shares                 Value
U.S. Stocks -- continued
Electrical Equipment -- 0.8%
Cooper Industries, Inc. ................................................          103,300         $  5,061,700
                                                                                                  ------------
  Electronics -- 2.0%
Analog Devices, Inc.* ..................................................           86,733         $  2,401,420
Intel Corp. ............................................................          119,200            8,373,800
Teradyne, Inc.* ........................................................           82,800            2,649,600
                                                                                                  ------------
                                                                                                  $ 13,424,820
                                                                                                  ------------
Entertainment -- 1.5%
Clear Channel Communications,
  Inc.* ................................................................           65,500         $  5,203,156
Jacor Communications, Inc.* ............................................           87,800            4,664,375
                                                                                                  ------------
                                                                                                  $  9,867,531
                                                                                                  ------------
Financial Institutions -- 3.9%
Advanta Corp., "B" .....................................................           25,800         $    654,675
American Express Co. ...................................................           32,300            2,882,775
Associates First Capital Corp., "A" ....................................           39,300            2,795,213
CIT Group, Inc., "A"* ..................................................           17,000              548,250
Federal National Mortgage Assn. ........................................          108,100            6,168,456
Franklin Resources, Inc. ...............................................           32,400            2,816,775
Merrill Lynch & Co., Inc. ..............................................           54,800            3,996,975
Morgan Stanley, Dean Witter,
  Discover & Co. .......................................................           51,000            3,015,375
Union Planters Corp. ...................................................           50,110            3,404,348
                                                                                                  ------------
                                                                                                  $ 26,282,842
                                                                                                  ------------
Food and Beverage Products -- 2.9%
Coca-Cola Co. ..........................................................          188,200         $ 12,538,825
Earthgrains Co. ........................................................           64,100            3,012,700
McCormick & Co., Inc. ..................................................          139,800            3,914,400
                                                                                                  ------------
                                                                                                  $ 19,465,925
                                                                                                  ------------
Forest and Paper Products -- 1.4%
Kimberly-Clark Corp. ...................................................          186,500         $  9,196,781
                                                                                                  ------------
    Insurance -- 8.6%
Allstate Corp. .........................................................           60,300         $  5,479,762
Chubb Corp. ............................................................           66,700            5,044,188
CIGNA Corp. ............................................................           51,600            8,930,025
Conseco, Inc. ..........................................................          246,000           11,177,625
FPIC Insurance Group, Inc.* ............................................           20,800              605,800
Hartford Financial Services Group,
  Inc. .................................................................           75,300            7,045,256
Lincoln National Corp. .................................................           59,900            4,679,688
PennCorp Financial Group, Inc. .........................................           90,500            3,229,719
Reliastar Financial Corp. ..............................................          118,096            4,864,079
Travelers Group, Inc. ..................................................          118,100            6,362,637
                                                                                                  ------------
                                                                                                  $ 57,418,779
                                                                                                  ------------
Medical and Health Products -- 3.7%
Boston Scientific Corp.* ...............................................          121,900         $  5,592,163
Bristol-Myers Squibb Co. ...............................................          193,700           18,328,862
Uromed Corp.* ..........................................................          186,400              658,225
                                                                                                  ------------
                                                                                                  $ 24,579,250
                                                                                                  ------------
Medical and Health Technology
  and Services -- 5.2%
Cardinal Health, Inc. ..................................................           64,300         $  4,830,537
HBO & Co. ..............................................................          177,300            8,510,400
HEALTHSOUTH Corp.* .....................................................          190,881            5,296,948
Tenet Healthcare Corp.* ................................................          132,100            4,375,813
United Healthcare Corp. ................................................          234,300           11,641,781
                                                                                                  ------------
                                                                                                  $ 34,655,479
                                                                                                  ------------
Oil Services -- 0.7%
Baker Hughes, Inc. .....................................................          110,300         $  4,811,837
                                                                                                  ------------

26 - RS

Issuers                                                                    Shares                   Value
U.S. Stocks - continued
Oils -- 1.5%
Chevron Corp. ..........................................................    47,100                $  3,626,700
USX-Marathon Group .....................................................   188,700                   6,368,625
                                                                                                  ------------
                                                                                                  $  9,995,325
                                                                                                  ------------
Pollution Control -- 0.9%
Browning Ferris Industries, Inc. .......................................   166,600                $  6,164,200
                                                                                                  ------------
Railroads -- 1.7%
Burlington Northern Santa Fe
  Railway Co. ..........................................................    67,600                $  6,282,575
Wisconsin Central Transportation
  Corp.* ...............................................................   221,100                   5,168,212
                                                                                                  ------------
                                                                                                  $ 11,450,787
                                                                                                  ------------
Restaurants and Lodging -- 1.0%
Hilton Hotels Corp. ....................................................    82,000                $  2,439,500
Host Marriott Corp.* ...................................................   174,200                   3,418,675
Promus Hotel Corp.* ....................................................    15,586                     654,612
                                                                                                  ------------
                                                                                                  $  6,512,787
                                                                                                  ------------
Stores -- 4.9%
CVS Corp. ..............................................................   120,400                $  7,713,125
Gymboree Corp.* ........................................................   128,200                   3,509,475
Home Depot, Inc. .......................................................   161,050                   9,481,819
Office Depot, Inc.* ....................................................   173,200                   4,145,975
Rite Aid Corp. .........................................................   140,800                   8,263,200
                                                                                                  ------------
                                                                                                  $ 33,113,594
                                                                                                  ------------
Supermarkets -- 2.0%
Meyer (Fred), Inc.* ....................................................    94,418                $  3,434,455
Safeway, Inc.* .........................................................   157,800                   9,980,850
                                                                                                  ------------
                                                                                                  $ 13,415,305
                                                                                                  ------------
Telecommunications -- 3.3%
Aspect Telecommunications Corp.* .......................................   305,700                $  6,381,488
Brooks Fiber Properties, Inc.* .........................................    35,900                   1,974,500
Cisco Systems, Inc.* ...................................................   119,550                   6,664,912
Intermedia Communications, Inc.* .......................................    43,400                   2,636,550
WorldCom, Inc.* ........................................................   140,700                   4,256,175
                                                                                                  ------------
                                                                                                  $ 21,913,625
                                                                                                  ------------
Utilities -- Electric -- 0.5%
CalEnergy Co., Inc.* ...................................................   105,200                $  3,024,500
                                                                                                  ------------
Utilities -- Telephone -- 1.7%
MCI Communications Corp. ...............................................    94,300                $  4,037,219
Sprint Corp. ...........................................................   123,400                   7,234,325
                                                                                                  ------------
                                                                                                  $ 11,271,544
                                                                                                  ------------
  Total U.S. Stocks ..............................................................                $590,864,802
                                                                                                  ------------
Foreign Stocks -- 8.1%
Brazil -- 0.5%
Companhia Cervejaria Brahma,
  ADR (Beverages) ......................................................   248,900                $  3,531,269
                                                                                                  ------------
France -- 0.9%
Alcatel Alsthom, ADR
  (Telecommunications) .................................................   254,200                $  6,434,438
                                                                                                  ------------
Japan -- 2.0%
Canon, Inc. (Office Equipment) .........................................   232,000                $  5,422,728
Sankyo Co. Ltd. (Pharmaceuticals) ......................................    51,000                   1,156,774
Sony Corp. (Electronics) ...............................................    74,100                   6,608,949
                                                                                                  ------------
                                                                                                  $ 13,188,451
                                                                                                  ------------
Sweden -- 0.8%
Skandia Forsakrings AB (Insurance)                                         111,500                $  5,265,668
                                                                                                  ------------
Switzerland -- 1.7%
Novartis AG (Pharmaceuticals) ..........................................     7,026                $ 11,420,081
                                                                                                  ------------

Issuers                                                                     Shares                   Value
Foreign Stocks -- continued
United Kingdom -- 2.2%
British Petroleum PLC, ADR (Oils) ......................................   109,871                $  8,755,345
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ............................................................   908,300                   2,241,229
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ......................................................   625,900                   3,634,506
                                                                                                  ------------
                                                                                                  $ 14,631,080
                                                                                                  ------------
  Total Foreign Stocks ...........................................................                $ 54,470,987
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $558,517,027) ..............................................                $645,335,789
                                                                                                  ------------
Short-Term Obligations -- 2.8%
                                                                        Principal Amount
                                                                         (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/14/98 ...................................................   $ 6,000                $  5,988,062
Federal National Mortgage Assn.,
  due 1/05/98 - 1/14/98 ................................................     8,700                   8,683,461
Ford Motor Credit Corp.,
  due 1/02/98 ..........................................................     4,200                   4,199,213
                                                                                                  ------------
  Total Short-Term Obligations,
    at Amortized Cost ............................................................                $ 18,870,736
                                                                                                  ------------
  Total Investments
    (Identified Cost, $577,387,763 ) .............................................                $664,206,525

Other Assets,
  Less Liabilities -- 0.9% .......................................................                   6,095,708
                                                                                                  ------------

  Net Assets -- 100.0% ...........................................................                $670,302,233
                                                                                                  ============


           See portfolio footnotes and notes to financial statements


                                                                         27 - RS

Portfolio of Investments -- December 31, 1997
Research Growth and Income Series
Stocks -- 94.1%


Issuer                                                                            Shares              Value
U.S. Stocks -- 87.6%
Aerospace -- 2.2%
Lockheed Martin Corp. ..................................................             530          $     52,205
United Technologies Corp. ..............................................           1,265                92,108
                                                                                                  ------------
                                                                                                  $    144,313
                                                                                                  ------------
Agricultural Products -- 0.5%
Case Corp. .............................................................             520          $     31,428
                                                                                                  ------------
Apparel and Textiles -- 0.2%
Reebok International Ltd.* .............................................             400          $     11,525
                                                                                                  ------------
Banks and Credit Companies -- 6.9%
BankBoston Corp. .......................................................             525          $     49,317
Chase Manhattan Corp. ..................................................             530                58,035
Comerica, Inc. .........................................................             750                67,688
Compass Bancshares, Inc. ...............................................           2,420               105,875
Corestates Financial Corp. .............................................             310                24,819
Fleet Financial Group, Inc. ............................................             845                63,322
PNC Bank Corp. .........................................................             840                47,933
Wells Fargo & Co. ......................................................             105                35,641
                                                                                                  ------------
                                                                                                  $    452,630
                                                                                                  ------------
Building -- 0.1%
Newport News Shipbuilding, Inc. ........................................             300          $      7,631
                                                                                                  ------------
Business Machines -- 0.9%
International Business Machines Corp.                                                415          $     43,394
Sun Microsystems, Inc.* ................................................             310                12,361
                                                                                                  ------------
                                                                                                  $     55,755
                                                                                                  ------------
Business Services -- 0.6%
First Data Corp. .......................................................           1,380          $     40,365
                                                                                                  ------------
Cellular Telephones -- 1.6%
Century Telephone Enterprises, Inc.                                                2,110          $    105,104
                                                                                                  ------------
Chemicals -- 3.4%
Air Products & Chemicals, Inc. .........................................             950          $     78,137
Dow Chemical Co. .......................................................             310                31,465
DuPont (E.I.) de Nemours &
  Co., Inc. ............................................................           1,000                60,063
Praxair, Inc. ..........................................................           1,160                52,200
                                                                                                  ------------
                                                                                                  $    221,865
                                                                                                  ------------
Computer Software -- Personal
Computers -- 2.9%
Compaq Computer Corp. ..................................................           1,150          $     64,903
Microsoft Corp.* .......................................................             945               122,141
                                                                                                  ------------
                                                                                                  $    187,044
                                                                                                  ------------
Computer Software -- Systems -- 0.2%
Oracle Corp.* ..........................................................             540          $     12,049
                                                                                                  ------------
Consumer Goods and Services -- 10.2%
Clorox Co. .............................................................             525          $     41,508
Colgate-Palmolive Co. ..................................................           1,050                77,175
Gillette Co. ...........................................................           1,050               105,459
Philip Morris Cos., Inc. ...............................................           2,200                99,687
Procter & Gamble Co. ...................................................             840                67,043
Revlon, Inc., "A"* .....................................................             730                25,778
RJR Nabisco Holdings Corp. .............................................           1,900                71,250
Service Corp. International ............................................           1,880                69,443
Tyco International Ltd. ................................................           2,400               108,150
                                                                                                  ------------
                                                                                                  $    665,493
                                                                                                  ------------
Electrical Equipment -- 0.8%
Cooper Industries, Inc. ................................................           1,060          $     51,940
                                                                                                  ------------
Electronics -- 2.5%
Intel Corp. ............................................................           1,370          $     96,242
Sony Corp. .............................................................             740                67,155
                                                                                                  ------------
                                                                                                  $    163,397
                                                                                                  ------------


Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Entertainment -- 1.2%
Clear Channel Communications,
  Inc.* ................................................................             525          $     41,705
Jacor Communications, Inc.* ............................................             730                38,781
                                                                                                  ------------
                                                                                                  $     80,486
                                                                                                  ------------
Financial Institutions -- 3.4%
Advanta Corp., "B" .....................................................             500          $     12,688
American Express Co. ...................................................             310                27,668
Associates First Capital Corp., "A" ....................................             420                29,872
CIT Group, Inc., "A"* ..................................................           1,070                34,507
Federal National Mortgage Assn. ........................................           1,690                96,436
Merrill Lynch & Co., Inc. ..............................................             320                23,340
                                                                                                  ------------
                                                                                                  $    224,511
                                                                                                  ------------
Food and Beverage Products -- 4.8%
Coca-Cola Co. ..........................................................           3,470          $    231,189
Wrigley, (WM) Junior, Co. ..............................................           1,050                83,540
                                                                                                  ------------
                                                                                                  $    314,729
                                                                                                  ------------
Forest and Paper Products -- 1.2%
Bowater, Inc. ..........................................................             170          $      7,555
Champion International Corp. ...........................................             320                14,500
Kimberly-Clark Corp. ...................................................           1,050                51,778
Temple-Inland, Inc. ....................................................             100                 5,231
                                                                                                  ------------
                                                                                                  $     79,064
                                                                                                  ------------
Insurance -- 8.1%
Allstate Corp. .........................................................             840          $     76,335
Chubb Corp. ............................................................           1,045                79,028
CIGNA Corp. ............................................................             400                69,225
Conseco, Inc. ..........................................................           1,050                47,709
Hartford Financial Services
  Group, Inc. ..........................................................             425                39,764
Hartford Life, Inc., "A" ...............................................             100                 4,531
Lincoln National Corp. .................................................             300                23,438
Nationwide Financial Services,
  Inc., "A" ............................................................           1,050                37,931
Reliastar Financial Corp. ..............................................             840                34,597
Torchmark Corp. ........................................................             530                22,293
Transamerica Corp. .....................................................             105                11,183
Travelers Group, Inc. ..................................................           1,570                84,584
                                                                                                  ------------
                                                                                                  $    530,618
                                                                                                  ------------
Medical and Health Products -- 4.1%
Boston Scientific Corp.* ...............................................           1,050          $     48,169
Bristol-Myers Squibb Co. ...............................................           1,470               139,098
Eli Lilly & Co. ........................................................           1,150                80,069
                                                                                                  ------------
                                                                                                  $    267,336
                                                                                                  ------------
Medical and Health Technology
  and Services -- 5.5%
Cardinal Health, Inc. ..................................................           1,260          $     94,658
HEALTHSOUTH Corp.* .....................................................           1,996                55,389
Medtronic, Inc. ........................................................           2,100               109,856
United Healthcare Corp. ................................................           2,000                99,375
                                                                                                  ------------
                                                                                                  $    359,278
                                                                                                  ------------
Metals and Minerals -- 0.4%
Aluminum Cos. of America ...............................................             420          $     29,558
                                                                                                  ------------
Oil Services -- 1.2%
Baker Hughes, Inc. .....................................................             720          $     31,410
Burlington Resources, Inc. .............................................           1,050                47,053
                                                                                                  ------------
                                                                                                  $     78,463
                                                                                                  ------------
Oils -- 3.7%
Chevron Corp. ..........................................................             700          $     53,900
Texaco, Inc. ...........................................................           1,150                62,531
USX-Marathon Group .....................................................           3,700               124,875
                                                                                                  ------------
                                                                                                  $    241,306
                                                                                                  ------------

28 - RGI

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Pollution Control -- 0.8%
Browning Ferris Industries, Inc. .......................................           1,050          $     38,850
Waste Management, Inc. .................................................             525                14,437
                                                                                                  ------------
                                                                                                  $     53,287
                                                                                                  ------------
Printing and Publishing -- 1.4%
Tribune Co. ............................................................           1,475          $     91,819
                                                                                                  ------------
Railroads -- 0.8%
Burlington Northern Santa Fe
  Railway Co. ..........................................................             530          $     49,257
                                                                                                  ------------
Real Estate Investment Trusts -- 4.9%
Arden Realty, Inc. .....................................................           1,060          $     32,595
Hospitality Properties Trust ...........................................             930                30,574
Innkeepers USA Trust ...................................................           4,125                63,937
Koger Equity, Inc. .....................................................             960                21,060
Mid-America Apartment
  Communities, Inc. ....................................................           1,790                51,127
Prime Group Reality Trust ..............................................             630                12,758
SL Green Reality Corp. .................................................             425                11,023
Sovran Self Storage, Inc. ..............................................           1,360                44,115
TriNet Corporate Realty Trust, Inc. ....................................           1,360                52,615
                                                                                                  ------------
                                                                                                  $    319,804
                                                                                                  ------------
Restaurants and Lodging -- 1.5%
Hilton Hotels Corp. ....................................................             940          $     27,965
ITT Corp. * ............................................................             840                69,615
                                                                                                  ------------
                                                                                                  $     97,580
                                                                                                  ------------
Stores -- 3.5%
CVS Corp. ..............................................................           1,050          $     67,266
Lowes Co., Inc. ........................................................             740                35,289
Office Depot, Inc.* ....................................................             425                10,173
Penney (J.C.), Inc. ....................................................             520                31,363
Rite Aid Corp. .........................................................           1,480                86,857
                                                                                                  ------------
                                                                                                  $    230,948
                                                                                                  ------------
Supermarkets -- 1.1%
Meyer (Fred), Inc.* ....................................................             325          $     11,822
Safeway, Inc.* .........................................................             950                60,087
                                                                                                  ------------
                                                                                                  $     71,909
                                                                                                  ------------
Telecommunications -- 2.0%
Cincinnati Bell, Inc. ..................................................           2,845          $     88,195
Lucent Technologies, Inc. ..............................................             525                41,935
Nextlink Communications, Inc., "A"*                                                  100                 2,131
                                                                                                  ------------
                                                                                                  $    132,261
                                                                                                  ------------
Utilities -- Electric -- 2.8%
CMS Energy Corp. .......................................................           1,060          $     46,706
New Century Energies, Inc. .............................................             430                20,613
Sierra Pacific Resources ...............................................           1,690                63,375
Unicom Corp. ...........................................................           1,685                51,814
                                                                                                  ------------
                                                                                                  $    182,508
                                                                                                  ------------
Utilities -- Telephone -- 2.2%
Sprint Corp. ...........................................................           2,420          $    141,872
                                                                                                  ------------
 Total U.S. Stocks .....................................................................          $  5,727,133
                                                                                                  ------------
Foreign Stocks -- 6.5%
France -- 0.8%
Alcatel Alsthom, ADR
  (Telecommunications) .................................................           2,100          $     53,156
                                                                                                  ------------
Italy -- 0.2%
Gucci Group NV (Apparel and
  Textiles) ............................................................             325          $     13,609
                                                                                                  ------------


Issuer                                                                            Shares              Value
Foreign Stocks -- continued
                Sweden -- 1.2%
Skandia Forsakrings AB (Insurance)                                                   900          $     42,503
Sparbanken Sverige AB, "A"
  (Banks and Credit Cos.) ..............................................           1,600                36,419
                                                                                                  ------------
                                                                                                  $     78,922
                                                                                                  ------------
           Switzerland -- 0.4%
Novartis AG (Pharmaceuticals) ..........................................              16          $     26,007
                                                                                                  ------------
United Kingdom -- 3.9%
British Aerospace PLC (Aerospace
  and Defense) .........................................................           1,680          $     47,948
British Petroleum PLC, ADR (Oils) ......................................           1,060                84,469
Diageo PLC (Food and Beverages)                                                    4,100                37,567
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................           2,410                31,401
PowerGen PLC (Utilities - Electric) ....................................           4,100                53,416
                                                                                                  ------------
                                                                                                  $    254,801
                                                                                                  ------------
  Total Foreign Stocks .................................................................          $    426,495
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $5,936,362) ......................................................          $  6,153,628
                                                                                                  ------------
Short-Term Obligations -- 8.6%



                                                       Principal Amount
                                                        (000 Omitted)
Federal Home Loan Bank Corp.,
  due 1/02/98, at Amortized Cost .          $560         $    559,927
                                                         ------------
  Total Investments
    (Identified Cost, $6,496,289) ..................     $ 6,713,555
Other Assets,
  Less Liabilities -- (2.7)% .......................        (173,565)
                                                         ------------
  Net Assets -- 100.0% .............................     $ 6,539,990
                                                         ============

           See portfolio footnotes and notes to financial statements


                                                                        29 - RGI

Portfolio of Investments -- December 31, 1997
Total Return Series
Stocks -- 54.1%

Issuer                                                                              Shares             Value
U.S. Stocks -- 47.5%
Aerospace -- 2.7%
Allied Signal, Inc. ......................................................          377,000         $ 14,679,437
General Dynamics Corp. ...................................................          127,850           11,051,034
Lockheed Martin Corp. ....................................................           69,000            6,796,500
Raytheon Co., "A" ........................................................           22,504            1,109,729
Raytheon Co., "B" ........................................................          193,400            9,766,700
United Technologies Corp. ................................................           43,600            3,174,625
                                                                                                    ------------
                                                                                                    $ 46,578,025
                                                                                                    ------------
Automotive -- 1.5%
Ford Motor Co. ...........................................................          246,289         $ 11,991,196
General Motors Corp. .....................................................           26,736            1,620,870
Goodrich (B.F.) Co. ......................................................          274,100           11,358,019
                                                                                                    ------------
                                                                                                    $ 24,970,085
                                                                                                    ------------
Banks and Credit Companies -- 5.9%
Bank of New York, Inc. ...................................................          228,760         $ 13,225,188
BankBoston Corp. .........................................................           16,200            1,521,788
BB&T Corp. ...............................................................           70,100            4,490,781
Chase Manhattan Corp. ....................................................           50,832            5,566,104
Corestates Financial Corp. ...............................................           75,200            6,020,700
Fleet Financial Group, Inc. ..............................................           61,100            4,578,681
National City Corp. ......................................................          268,200           17,634,150
NationsBank Corp. ........................................................          163,300            9,930,681
Northern Trust Corp. .....................................................          172,700           12,045,825
Norwest Corp. ............................................................          272,600           10,529,175
PNC Bank Corp. ...........................................................          248,600           14,185,737
                                                                                                    ------------
                                                                                                    $ 99,728,810
                                                                                                    ------------
Building -- 0.1%
Sherwin Williams Co. .....................................................           58,500         $  1,623,375
                                                                                                    ------------
Business Machines -- 0.8%
International Business Machines
  Corp. ..................................................................          135,000         $ 14,115,938
                                                                                                    ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ...........................................           76,900         $  3,580,656
                                                                                                    ------------
Chemicals -- 0.7%
Air Products & Chemicals, Inc. ...........................................          108,000         $  8,883,000
Dow Chemical Co. .........................................................           27,700            2,811,550
                                                                                                    ------------
                                                                                                    $ 11,694,550
                                                                                                    ------------
Computer Hardware --
      Systems -- 0.3%
Digital Equipment Corp.* .................................................          150,500         $  5,568,500
                                                                                                    ------------
Conglomerates -- 0.1%
Eastern Enterprises ......................................................           48,700         $  2,191,500
                                                                                                    ------------
Consumer Goods and
     Services -- 1.9%
Colgate-Palmolive Co. ....................................................           26,400         $  1,940,400
Philip Morris Cos., Inc. .................................................          401,000           18,170,312
Rubbermaid, Inc. .........................................................          170,800            4,270,000
Service Corp. International ..............................................           34,833            1,286,644
Tyco International Ltd. ..................................................          129,200            5,822,075
                                                                                                    ------------
                                                                                                    $ 31,489,431
                                                                                                    ------------
Electrical Equipment -- 1.5%
Cooper Industries, Inc. ..................................................          194,500         $  9,530,500
General Electric Co. .....................................................          228,000           16,729,500
                                                                                                    ------------
                                                                                                    $ 26,260,000
                                                                                                    ------------
Entertainment -- 0.2%
Viacom, Inc., "B"* .......................................................           78,600         $  3,256,988
                                                                                                    ------------
Financial Institutions -- 3.2%
American Express Co. .....................................................          187,800         $ 16,761,150
Beneficial Corp. .........................................................           18,700            1,554,438
CIT Group, Inc., "A"* ....................................................           29,400              948,150
Edwards (A.G.), Inc. .....................................................          168,150            6,683,962

Issuer                                                                              Shares             Value
U.S. Stocks -- continued
Financial Institutions -- continued
Federal Home Loan Mortgage Corp. .........................................          128,500         $  5,388,969
Federal National Mortgage Assn. ..........................................          227,900           13,004,544
Merrill Lynch & Co., Inc. ................................................           43,000            3,136,312
Morgan Stanley, Dean Witter,
  Discover & Co. .........................................................          112,400            6,645,650
                                                                                                    ------------
                                                                                                    $ 54,123,175
                                                                                                    ------------
Food and Beverage Products -- 0.5%
General Mills, Inc. ......................................................           42,700         $  3,058,387
McCormick & Co., Inc. ....................................................           66,100            1,850,800
Pepsi Co., Inc. ..........................................................          106,100            3,866,019
                                                                                                    ------------
                                                                                                    $  8,775,206
                                                                                                    ------------
Forest and Paper Products -- 0.8%
Champion International Corp. .............................................           83,000         $  3,760,938
Weyerhaeuser Co. .........................................................          201,800            9,900,812
                                                                                                    ------------
                                                                                                    $ 13,661,750
                                                                                                    ------------
Insurance -- 4.5%
Allstate Corp. ...........................................................           39,300         $  3,571,388
Chubb Corp. ..............................................................          170,200           12,871,375
CIGNA Corp. ..............................................................           87,400           15,125,662
Equitable Cos., Inc. .....................................................           52,525            2,613,119
Lincoln National Corp. ...................................................          149,100           11,648,437
St. Paul Cos., Inc. ......................................................          115,400            9,470,013
Torchmark Corp. ..........................................................          301,000           12,660,812
Travelers Group, Inc. ....................................................          159,054            8,569,034
                                                                                                    ------------
                                                                                                    $ 76,529,840
                                                                                                    ------------
Machinery -- 0.9%
Deere & Co., Inc. ........................................................          127,200         $  7,417,350
Lear Corp.* ..............................................................          125,440            5,958,400
York International Corp. .................................................           54,300            2,148,244
                                                                                                    ------------
                                                                                                    $ 15,523,994
                                                                                                    ------------
Medical and Health Products -- 2.3%
American Home Products Corp. .............................................          160,700         $ 12,293,550
Baxter International, Inc. ...............................................           52,300            2,637,881
Bristol-Myers Squibb Co. .................................................          246,800           23,353,450
                                                                                                    ------------
                                                                                                    $ 38,284,881
                                                                                                    ------------
Medical and Health Technology
  and Services -- 0.2%
United Healthcare Corp. ..................................................           84,300         $  4,188,656
                                                                                                    ------------
Metals and Minerals -- 0.5%
Aluminum Cos. of America .................................................           96,100         $  6,763,038
Phelps Dodge Corp. .......................................................           18,800            1,170,300
                                                                                                    ------------
                                                                                                    $  7,933,338
                                                                                                    ------------
Oil Services -- 0.3%
Baker Hughes, Inc. .......................................................           90,000         $  3,926,250
Tenneco, Inc. ............................................................           36,000            1,422,000
                                                                                                    ------------
                                                                                                    $  5,348,250
                                                                                                    ------------
Oils -- 4.4%
Amoco Corp. ..............................................................           68,700         $  5,848,088
Atlantic Richfield Co. ...................................................          118,800            9,518,850
Chevron Corp. ............................................................           56,100            4,319,700
Exxon Corp. ..............................................................          180,600           11,050,462
Mobil Corp. ..............................................................          126,500            9,131,719
Occidental Petroleum Corp. ...............................................          194,000            5,686,625
Texaco, Inc. .............................................................          274,300           14,915,062
Unocal Corp. .............................................................           97,400            3,780,338
USX-Marathon Group .......................................................          297,900           10,054,125
                                                                                                    ------------
                                                                                                    $ 74,304,969
                                                                                                    ------------
Photographic Products -- 0.4%
Eastman Kodak Co. ........................................................          119,000         $  7,236,688
                                                                                                    ------------
Pollution Control -- 1.1%
Browning Ferris Industries, Inc. .........................................          320,100         $ 11,843,700
Waste Management, Inc. ...................................................          275,300            7,570,750
                                                                                                    ------------
                                                                                                    $ 19,414,450
                                                                                                    ------------

30 - TRS

Issuer                                                                              Shares                 Value
U.S. Stocks -- continued
Railroads -- 1.0%
Burlington Northern Santa Fe
  Railway Co. ............................................................           58,000         $  5,390,375
Illinois Central Corp. ...................................................          235,600            8,025,125
Norfolk Southern Corp. ...................................................          121,100            3,731,394
                                                                                                    ------------
                                                                                                    $ 17,146,894
                                                                                                    ------------
Real Estate -- 0.2%
Meditrust ................................................................           84,005         $  3,076,683
                                                                                                    ------------
Real Estate
Investment Trusts -- 1.1%
Arden Realty, Inc. .......................................................          135,100         $  4,154,325
Boston Properties, Inc. ..................................................           83,900            2,773,944
Hospitality Properties Trust .............................................          100,000            3,287,500
National Health Investors, Inc. ..........................................           23,600              988,250
Prime Group Reality Trust ................................................          100,100            2,027,025
Tower Reality Trust, Inc. ................................................           44,600            1,098,275
TriNet Corporate Realty Trust, Inc. ......................................          106,400            4,116,350
                                                                                                    ------------
                                                                                                    $ 18,445,669
                                                                                                    ------------
Restaurants and Lodging
Tricon Global Restaurants, Inc.* .........................................           15,550         $    451,922
                                                                                                    ------------
Special Products and Services -- 0.1%
Stanley Works ............................................................           23,900         $  1,127,781
                                                                                                    ------------
Stores -- 1.7%
CVS Corp. ................................................................           21,100         $  1,351,719
May Department Stores Co. ................................................           40,000            2,107,500
Penney (J.C.), Inc. ......................................................          141,600            8,540,250
Rite Aid Corp. ...........................................................          249,690           14,653,682
Sears, Roebuck & Co. .....................................................           61,000            2,760,250
                                                                                                    ------------
                                                                                                    $ 29,413,401
                                                                                                    ------------
Supermarkets -- 0.1%
Meyer (Fred), Inc.* ......................................................           23,100         $    840,263
                                                                                                    ------------
Telecommunications -- 0.7%
AT&T Corp. ...............................................................          192,600         $ 11,796,750
                                                                                                    ------------
Utilities -- Electric -- 3.8%
Carolina Power & Light Co. ...............................................          148,000         $  6,280,750
Cinergy Corp. ............................................................          100,000            3,831,250
CMS Energy Corp. .........................................................          115,000            5,067,188
DPL, Inc. ................................................................           72,000            2,070,000
Duke Energy Corp. ........................................................          139,935            7,748,901
FPL Group, Inc. ..........................................................          156,000            9,233,250
GPU, Inc. ................................................................          157,900            6,651,537
New Century Energies, Inc. ...............................................          106,500            5,105,344
Pacificorp ...............................................................          240,800            6,576,850
Pinnacle West Capital Corp. ..............................................          201,000            8,517,375
Texas Utilities Co. ......................................................           62,500            2,597,656
                                                                                                    ------------
                                                                                                    $ 63,680,101
                                                                                                    ------------
Utilities -- Gas -- 1.6%
Coastal Corp. ............................................................          207,000         $ 12,821,062
Keyspan Energy Corp. .....................................................           39,200            1,443,050
Pacific Enterprises ......................................................           60,000            2,257,500
UGI Corp. ................................................................           80,000            2,345,000
Williams Cos., Inc. ......................................................          265,400            7,530,725
                                                                                                    ------------
                                                                                                    $ 26,397,337
                                                                                                    ------------
Utilities -- Telephone -- 2.3%
BellSouth Corp. ..........................................................          144,100         $  8,114,631
GTE Corp. ................................................................          292,600           15,288,350
SBC Communications, Inc. .................................................           74,103            5,428,045
Sprint Corp. .............................................................          177,200           10,388,350
                                                                                                    ------------
                                                                                                    $ 39,219,376
                                                                                                    ------------
  Total U.S. Stocks .......................................................................         $807,979,232
                                                                                                    ------------


Issuer                                                                              Shares             Value
Foreign Stocks -- 6.6%
Canada -- 0.4%
Canadian National Railway Co.
  (Railroads) ............................................................          127,500         $  6,024,375
                                                                                                    ------------
France -- 0.3%
Alcatel Alsthom, ADR
  (Telecommunications) ...................................................          201,900         $  5,110,594
                                                                                                    ------------
Germany -- 0.9%
Hoechst AG (Chemicals) ...................................................           96,500         $  3,383,139
Henkel Kgaa (Chemicals) ..................................................          200,800           12,682,693
                                                                                                    ------------
                                                                                                    $ 16,065,832
                                                                                                    ------------
Netherlands -- 1.6%
Akzo Nobel N.V. (Chemicals) ..............................................           80,600         $ 13,909,448
Royal Dutch Petroleum Co., ADR
  (Oils) .................................................................          244,600           13,254,262
                                                                                                    ------------
                                                                                                    $ 27,163,710
                                                                                                    ------------
Spain -- 0.2%
Repsol S.A., ADR (Oil Services) ..........................................           82,800         $  3,524,175
                                                                                                    ------------
Sweden -- 0.1%
Astra AB, "A", ADR (Medical and
  Health Products) .......................................................                1         $         23
Volvo AB, ADR (Automotive) ...............................................           74,000            1,998,000
                                                                                                    ------------
                                                                                                    $  1,998,023
                                                                                                    ------------
Switzerland -- 0.6%
Novartis AG (Pharmaceuticals) ............................................            6,332         $ 10,292,051
                                                                                                    ------------
United Kingdom -- 2.5%
British Petroleum PLC, ADR (Oils) ........................................          279,690         $ 22,287,797
Diageo PLC (Food and Beverages)                                                     452,800            4,148,846
SmithKline Beecham PLC, ADR
  (Medical and Health Products) ..........................................          300,800           15,472,400
                                                                                                    ------------
                                                                                                    $ 41,909,043
                                                                                                    ------------
  Total Foreign Stocks ....................................................................
                                                                                                    $112,087,803
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $681,751,367) .......................................................         $920,067,035
                                                                                                    ------------

Convertible Preferred Stocks -- 1.1%
                                                                                                  Principal Amount
                                                                                                   (000 Omitted)
Aerospace -- 0.2%
Loral Space & Communications
  Corp., 6% ## ...........................................................         $ 43,600         $  2,670,500
                                                                                                    ------------
Agricultural Products -- 0.1%
Case Corp., $4.50 ........................................................         $ 11,800         $  1,715,425
                                                                                                    ------------
Banks and Credit Companies -- 0.2%
WBK Trust ................................................................         $ 99,200         $  3,323,200
                                                                                                    ------------
Consumer Goods and
  Services -- 0.3%
Newell Financial Trust Co.*,
  (Industrial) ...........................................................         $107,200         $  5,587,800
                                                                                                    ------------
Metals and Minerals -- 0.1%
Timet Capital Trust I* ...................................................         $ 27,600         $  1,338,600
                                                                                                    ------------
Restaurants and Lodging -- 0.2%
Host Marriott Financial Trust, 6.75% ##                                            $ 66,700         $  4,035,350
                                                                                                    ------------
  Total Convertible Preferred Stocks
    (Identified Cost, $16,778,306) ........................................................         $ 18,670,875
                                                                                                    ------------


                                                                        31 - TRS

                                         Principal Amount
Issuer                                     (000 Omitted)               Value
Preferred Stock -- 0.3%
                 Oils -- 0.1%
USX-Marathon Capital, LLC, 8.75% .........   $63,100               $    1,601,162
                                                                   --------------
Printing and Publishing -- 0.1%
NB Capital Corp., 8.35% *## ..............   $ 1,700               $    1,854,700
                                                                   --------------
Utilities -- Electric -- 0.1%
Long Island Lighting Co. .................   $80,000               $    2,090,000
                                                                   --------------
Utilities -- Gas
El Paso Tennessee Pipeline Co.,
  8.25% ..................................   $16,000               $      892,000
                                                                   --------------
  Total Preferred Stock
    (Identified Cost, $6,033,100) ..................               $    6,437,862
                                                                   --------------
               Bonds -- 33.0%
U.S. Bonds -- 18.7%
            Aerospace -- 0.1%
Northrup Grumman Corp., 9.375s,
  2024 ...................................   $ 1,145               $    1,327,937
                                                                   --------------
Airlines -- 0.8%
Continental Airlines Pass-Through
  Trust, Inc., 7.461s, 2015 ..............   $   400               $      423,388
Continental Airlines, Inc., 9.5s, 2001         2,375                    2,493,750
Delta Air Lines, Inc., 8.5s, 2002 ........     1,600                    1,707,312
Jet Equipment Trust, 8.64s, 2012##               949                    1,069,639
Jet Equipment Trust, 9.41s, 2010##........     1,000                    1,196,200
Jet Equipment Trust, 10.69s,
  2015## .................................     1,000                    1,314,680
Jet Equipment Trust, 11.44s,
  2014## .................................     1,200                    1,604,616
Northwest Airlines, Inc., 8.7s, 2007 .....       400                      424,752
United Airlines Pass-Through Trust,
  7.27s, 2013 ............................     3,768                    3,911,495
                                                                   --------------
                                                                   $   14,145,832
                                                                   --------------
Apparel and Textiles -- 0.1%
Burlington Industries, Inc., 7.25s,
  2027 ...................................   $ 1,000               $    1,051,190
                                                                   --------------
Automotive -- 0.1%
Ford Motor Co., 7.7s, 2097 ...............   $ 1,890               $    2,076,751
                                                                   --------------
Banks and Credit Companies -- 1.0%
BT Institutional Capital Trust,
  7.75s, 2026## ..........................   $ 1,600               $    1,637,984
Capital One Financial Corp.,
  7.25s, 2003 ............................     1,500                    1,513,260
Colonial Capital II, 8.92s, 2027 .........     1,115                    1,221,817
First Chicago NBD Institutional
  Capital, 7.95s, 2026## .................       850                      889,551
MBNA Capital, 8.278s, 2026 ...............     3,700                    3,870,348
Riggs National Corp., 8.5s, 2006 .........     1,000                    1,048,860
Socgen Real Estate Co., 7.64s,
  2049## .................................     3,300                    3,381,906
State Street Bank & Trust l,
  7.94s, 2026## ..........................     1,700                    1,805,502
Washington Mutual Capital I,
  8.375s, 2027 ...........................     1,750                    1,929,165
                                                                   --------------
                                                                   $   17,298,393
                                                                   --------------
Building -- 0.1%
Owens Corning Fiberglass Corp.,
  8.875s, 2002 ...........................   $   800               $      870,504
Owens Corning Fiberglass Corp.,
  9.9s, 2015## ...........................       766                      860,945
                                                                   --------------
                                                                   $    1,731,449
                                                                   --------------


                                               Principal Amount
Issuer                                       (000 Omitted)                Value
U.S. Bonds -- continued
Cellular Telephones -- 0.1%
U.S. Cellular Corp., 7.25s, 2007 .........   $ 1,620               $    1,654,393
                                                                   --------------
Chemicals -- 0.3%
Solutia Inc., 7.375s, 2027 ...............   $ 4,490               $    4,609,703
                                                                   --------------
Construction Services -- 0.3%
Georgia Pacific Corp., 9.5s, 2022 ........   $ 2,240               $    2,522,307
Georgia Pacific Corp., 9.875s, 2021 ......     2,825                    3,197,476
                                                                   --------------
                                                                   $    5,719,783
                                                                   --------------
Consumer Goods and Services -- 0.3%
Philip Morris Cos., Inc., 7.65s, 2008        $ 1,700               $    1,803,989
Philip Morris Cos., Inc., 7.75s, 2027          2,692                    2,907,198
                                                                   --------------
                                                                   $    4,711,187
                                                                   --------------
Corporate Asset Backed -- 3.0%
AT&T Universal Card Master Trust,
  6.006s, 2003 ...........................   $18,000               $   17,988,660
AT&T Universal Card Master Trust,
  5.965s, 2004 ...........................     6,000                    5,998,080
BCF LLC, 7.75s, 2026## ...................       882                      882,539
Benificial Home Equity Loan Trust,
  6.089s, 2037 ...........................    14,809                   14,780,718
Continental Airlines, Inc., 9.5s, 2013           833                      969,250
Continental Airlines, Inc.,
  10.22s, 2014 ...........................     2,771                    3,361,729
Loewen Group, Inc. Pass-Through
  Ctf., 6.7s, 1999## .....................     3,022                    3,006,497
MBNA Master Credit Card Trust II,
  5.86s, 2005 ............................     3,100                    3,100,000
Merrill Lynch Mortgage Investors,
  Inc., 8.171s, 2022+ ....................       514                      490,950
                                                                   --------------
                                                                   $   50,578,423
                                                                   --------------
Entertainment -- 1.4%
Hearst Argyle Television, Inc.,
  7.5s, 2027 .............................   $ 2,511               $    2,586,832
News America Holdings, Inc.,
  8s, 2016 ...............................     2,500                    2,683,300
News America Holdings, Inc.,
  7.75s, 2045 ............................     4,200                    4,348,848
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ....................     7,810                    7,652,394
Time Warner, Inc., 9.125s, 2013 ..........     3,520                    4,191,510
Time Warner, Inc., 9.15s, 2023 ...........     2,000                    2,464,180
                                                                   --------------
                                                                   $   23,927,064
                                                                   --------------
Financial Institutions -- 1.9%
Dynex Capital, Inc., 7.875s, 2002 ........   $ 2,000               $    2,024,780
First Empire Capital Trust I,
  8.234s, 2027 ...........................     3,800                    4,091,650
First Merchants Acceptance Corp.,
  9.5s, 2006 .............................       640                      256,000
Greenpoint Capital Trust I, 9.1s, 2027           750                      826,185
Lehman Brothers Holdings, Inc.,
  6.4s, 1999 .............................     3,000                    3,011,400
Lehman Brothers, Inc., 7.125s, 2003 ......     1,600                    1,635,920
Lehman Brothers, Inc., 7.375s, 2004 ......       250                      258,808
Lehman Brothers, Inc., 7.5s, 2026 ........     4,830                    5,111,879
Leucadia Capital Trust, 8.65s, 2027 ......     1,300                    1,390,714
MBNA Corp., 6.963s, 2002## ...............     4,800                    4,878,240
Nationwide Mutual Life Insurance
  Co., 7.5s, 2024## ......................     3,200                    3,226,720
Salomon, Inc., 7.2s, 2004 ................       860                      892,293
Salton Sea Funding Corp.,
  7.37s, 2005 ............................     1,575                    1,605,350

32 - TRS

                                         Principal Amount
Issuer                                    (000 Omitted)                Value
U.S. Bonds -- continued
Financial Institutions -- continued
Salton Sea Funding Corp.,
  7.84s, 2010 ...........................   $ 1,575               $  1,677,438
Salton Sea Funding Corp.,
  8.3s, 2011 ............................       800                    868,024
United Cos. Financial Corp.,
  7.7s, 2004 ............................       850                    855,593
                                                                  ------------
                                                                  $ 32,610,994
                                                                  ------------
Financial Services -- 0.2%
Bear Stearns, Inc., 6.75s, 2007 .........   $ 2,055               $  2,071,152
Contifinancial Corp., 7.5s, 2002 ........       500                    489,375
                                                                  ------------
                                                                  $  2,560,527
                                                                  ------------
Forest and Paper Products -- 0.4%
Boise Cascade Co., 7.35s, 2004 ..........   $ 1,500               $  1,566,150
Boise Cascade Co., 7.43s, 2005 ..........     1,280                  1,341,005
Boise Cascade Co., 9.85s, 2002 ..........     2,440                  2,754,589
Waterford 3 Funding Corp.,
  8.09s, 2017 ...........................     1,500                  1,568,010
                                                                  ------------
                                                                  $  7,229,754
                                                                  ------------
Insurance -- 1.1%
Conseco Finance Trust III,
  8.796s, 2027 ..........................   $   995               $  1,123,912
Equitable Life Assurance Society,
  7.7s, 2015## ..........................     2,533                  2,691,768
NGC Corp. Capital Trust I,
  8.316s, 2027 ..........................     4,100                  4,666,169
Providian Capital I, 9.525s, 2027## .....     3,050                  3,331,515
Safeco Capital Trust I, 8.072s, 2037          3,965                  4,141,760
Travelers Capital II, 7.75s, 2036 .......     3,250                  3,370,348
                                                                  ------------
                                                                  $ 19,325,472
                                                                  ------------
Medical and Health Technology
  and Services -- 0.1%
Tenet Healthcare Corp., 8s, 2005 ........   $ 2,250               $  2,289,375
                                                                  ------------
Oil Services -- 0.3%
Seacorp Smit, Inc., 7.2s, 2009 ..........   $ 2,855               $  2,912,100
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ............................     1,680                  1,725,242
                                                                  ------------
                                                                  $  4,637,342
                                                                  ------------
Oils -- 0.8%
Chesapeake Energy Corp., 7.875s,
  2004## ................................   $ 1,195               $  1,174,088
Enserch Exploration, Inc., 7.54s,
  2009## ................................     1,500                  1,504,350
Gulf Canada, 9.25s, 2004 ................     1,095                  1,154,809
Lasmo USA, Inc., 7.3s, 2027 .............     2,009                  2,051,691
Louisiana Land & Exploration Co.,
  7.65s, 2023 ...........................     2,400                  2,607,600
Oryx Energy Co., 8.375s, 2004 ...........     2,300                  2,480,389
Oryx Energy Co., 10s, 2001 ..............       900                    988,713
Transocean Offshore, Inc., 8s, 2027 .....     1,305                  1,475,955
                                                                  ------------
                                                                  $ 13,437,595
                                                                  ------------
Precious Metals and Minerals
Freeport McMoRan Copper & Gold,
  Inc., 7.5s, 2006 ......................   $   570               $    484,648
                                                                  ------------
Restaurants and Lodging -- 0.7%
Circus Circus Enterprises, Inc., 7s,
  2036 ..................................   $ 3,495               $  3,573,603
Circus Circus Enterprises, Inc.,
  6.7s, 2096 ............................     1,700                  1,698,079
Hilton Hotels Corp., 7.95s, 2007 ........     5,120                  5,431,296
Mirage Resorts, Inc., 6.75s, 2007 .......       760                    757,652
                                                                  ------------
                                                                  $ 11,460,630
                                                                  ------------


                                         Principal Amount
Issuer                                    (000 Omitted)                Value
U.S. Bonds -- continued
   Telecommunications -- 1.4%
Continental Cablevision, Inc., 8.3s,
  2006 ..................................   $ 1,000               $  1,091,410
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 ## .......................       690                    688,275
TCI Communications Financing III,
  9.65s, 2027 ...........................     3,000                  3,511,860
Tele-Communications, Inc., 7.38s,
  2001 ..................................       750                    767,723
Tele-Communications, Inc., 7.385s,
  2001 ..................................     5,890                  6,030,005
Tele-Communications, Inc., 7.49s,
  2003 ..................................     3,400                  3,503,972
Tele-Communications, Inc., 8.25s,
  2003 ..................................     1,100                  1,174,679
WorldCom, Inc., 7.75s, 2007 .............     5,024                  5,447,405
WorldCom, Inc., 8.875s, 2006 ............     1,600                  1,721,472
                                                                  ------------
                                                                  $ 23,936,801
                                                                  ------------
       Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014          $ 1,200               $  1,282,284
                                                                  ------------
U.S. Federal Agencies -- 2.9%
Federal National Mortgage
          Association -- 2.9%
FNMA, 7.5s, 2011 ........................   $23,862               $ 24,481,134
FNMA, 7s, 2012 ..........................    23,805                 24,154,149
                                                                  ------------
  Total U.S. Federal Agency .......................               $ 48,635,283
                                                                  ------------
U.S. Government Guaranteed -- 10.4%
Government National Mortgage
          Association -- 1.4%
GNMA, 7.5s, 2026 - 2027 .................   $16,318               $ 16,716,051
GNMA, 8s, 2025 ..........................     6,700                  6,993,125
                                                                  ------------
                                                                  $ 23,709,176
                                                                  ------------
U.S. Treasury Obligations -- 9.0%
U.S. Treasury Bonds, 6.125s, 2027 .......   $11,200               $ 11,509,792
U.S. Treasury Bonds, 6.375s, 2027 .......    36,627                 38,630,131
U.S. Treasury Bonds, 6.625s, 2027 .......     3,478                  3,775,786
U.S. Treasury Bonds, 9.875s, 2015 .......     5,900                  8,397,352
U.S. Treasury Bonds, 12.375s, 2004 ......     1,900                  2,560,839
U.S. Treasury Notes, 5.875s, 1999 .......    24,500                 24,576,440
U.S. Treasury Notes, 6.125s, 2007 .......    10,601                 10,894,224
U.S. Treasury Notes, 6.25s, 2002 ........     9,465                  9,658,749
U.S. Treasury Notes, 6.5s, 2006 .........    11,921                 12,481,645
U.S. Treasury Notes, 7.25s, 2004 ........     6,538                  7,055,940
U.S. Treasury Notes, 9.125s, 1999 .......    17,950                 18,754,878
U.S. Treasury Notes, 9.25s, 1998 ........     3,900                  3,984,708
                                                                  ------------
                                                                  $152,280,484
                                                                  ------------
  Total U.S. Government Guaranteed ................               $175,989,660
                                                                  ------------
Utilities -- Electric -- 3.4%
Beaver Valley II Funding Corp.,
  8.25s, 2003 ...........................   $ 2,775               $  2,849,897
Beaver Valley II Funding Corp.,
  8.625s, 2007 ..........................     1,132                  1,204,980
Beaver Valley II Funding Corp., 9s,
  2017 ..................................     1,750                  1,945,580
CalEnergy Co., Inc., 7.63s, 2007 ........     1,000                  1,009,220
Cleveland Electric Illuminating Co.,
  7.88s, 2017## .........................     2,470                  2,607,579
Cleveland Electric Illuminating Co.,
  9s, 2023 ..............................     2,325                  2,530,158
Comed Financing II, 8.5s, 2027## ........     1,500                  1,606,140
Commonwealth Edison Co., 6.4s,
  2005 ..................................     1,600                  1,566,944

                                                                        33 - TRS

                                                                      Principal Amount
Issuer                                                                  (000 Omitted)                Value
Utilities -- Electric -- continued
Commonwealth Edison Co., 7.625s,
  2007 .................................................................   $3,635                $  3,836,306
Edison Mission Energy, 7.33s,
  2008## ...............................................................      475                     496,081
El Paso Electric Co., 8.9s, 2006 .......................................      525                     574,040
First PV Funding Corp., 10.3s, 2014                                         1,050                   1,135,292
First PV Funding Corp., 10.15s,
  2016 .................................................................    1,392                   1,506,798
Long Island Lighting Co., 7.5s, 2007                                        1,000                   1,035,840
Long Island Lighting Co., 8.9s, 2019                                        3,740                   3,979,697
Long Island Lighting Co., 9s, 2022 .....................................    8,780                   9,803,484
Long Island Lighting Co., 9.625s,
  2024 .................................................................      394                     399,646
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ..................................................      565                     607,485
Midland Funding Corp. II, "A",
  11.75s, 2005 .........................................................    1,125                   1,351,519
Montana Power Co., 7.875s, 2026 ........................................      200                     223,870
Niagara Mohawk Power Corp.,
  6.875s, 2001 .........................................................    2,350                   2,366,685
Niagara Mohawk Power Corp.,
  6.875s, 2003 .........................................................    1,300                   1,296,243
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..........................................................    4,730                   5,091,561
Niagara Mohawk Power Corp., 8.5s,
  2023 .................................................................    1,400                   1,497,566
Niagara Mohawk Power Corp.,
  7.875s, 2024 .........................................................    1,175                   1,187,714
North Atlantic Energy, 9.05s, 2002 .....................................      500                     513,820
Southern Co. Capital Trust, 8.19s,
  2037## ...............................................................    1,142                   1,207,254
Texas & New Mexico Power Co.,
  12.5s, 1999 ..........................................................      500                     528,090
Texas Utilities Electric Co., 7.17s,
  2007 .................................................................    1,900                   1,976,722
Toledo Edison Co., 7.875s, 2004 ........................................    1,175                   1,227,487
                                                                                                 ------------
                                                                                                 $ 57,163,698
                                                                                                 ------------
Utilities -- Gas -- 0.7%
California Energy, Inc., 10.25s, 2004                                      $1,450                $  1,581,080
Louis Dreyfus Natural Gas Corp.,
  6.875s, 2007## .......................................................    1,800                   1,800,000
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .........................................................    2,126                   2,294,804
Texas Gas Transmission Corp.,
  7.25s, 2027 ..........................................................    1,700                   1,768,799
Utilicorp United, Inc., 8.45s, 1999 ....................................    3,790                   3,938,037
                                                                                                 ------------
                                                                                                 $ 11,382,720
                                                                                                 ------------
  Total U.S. Bonds ..............................................................                $541,258,888
                                                                                                 ------------
Foreign Bonds -- 1.0%
Argentina -- 0.3%
Hidroelectrica Alicura, 8.375s,
  1999## ...............................................................   $4,296                $  4,253,040
                                                                                                 ------------
Chile -- 0.1%
Empresa Nacional De Electric,
  7.325s, 2037 .........................................................   $1,610                $  1,625,842
Empresa Electrica Del Norts, 7.75s,
  2006## ...............................................................      575                     558,227
                                                                                                 ------------
                                                                                                 $  2,184,069
                                                                                                 ------------
Colombia -- 0.1%
Republic of Colombia, 8.75s, 1999 ......................................   $1,000                $  1,029,820
                                                                                                 ------------
Finland -- 0.1%
UPM-Kymmene Oyj, 7.45s, 2027## .........................................   $2,000                $  2,016,250
                                                                                                 ------------


                                                                    Principal Amount
Issuer                                                                (000 Omitted)                Value
Indonesia -- 0.1%
PT Polysindo Eka Perkasa, 13s,
  2001 .................................................................   $1,663                $  1,513,330
                                                                                                 ------------
Mexico -- 0.1%
Banco Commercial S.A., 8.25s, 2007##                                       $1,190                $  1,152,753
                                                                                                 ------------
Panama
Republic of Panama, 7.875s,
  2002## ...............................................................   $  940                $    910,625
                                                                                                 ------------
Thailand -- 0.2%
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011## .......................................................   $2,449                $  2,075,519
LCI International, Inc., 7.25s, 2007 ...................................    1,000                   1,036,300
                                                                                                 ------------
                                                                                                 $  3,111,819
                                                                                                 ------------
  Total Foreign Bonds ...........................................................                $ 16,171,706
                                                                                                 ------------
  Total Bonds
    (Identified Cost, $543,023,602) .............................................                $557,430,594
                                                                                                 ------------
Convertible Bonds -- 0.4%
           Automotive -- 0.2%
Daimler Benz, 0s, 2017## ...............................................   $6,670                $  2,943,138
                                                                                                 ------------
Oil Services -- 0.2%
Diamond Offshore Drilling, Inc.,
  3.75s, 2007 ..........................................................   $2,120                $  2,734,800
                                                                                                 ------------
  Total Convertible Bonds
    (Identified Cost, $4,969,306) ...............................................                $  5,677,938
                                                                                                 ------------
Short-Term Obligations -- 10.9%



Federal Farm Credit Bank, due
  2/05/98 ..................................   $4,700      $    4,674,411
Federal Home Loan Bank, due
  1/14/98 - 2/18/98 ........................   47,690          47,423,750
Federal Home Loan Mortgage
  Corp., due 1/07/98 - 1/28/98 .............   63,340          63,179,073
Federal National Mortgage Assn.,
  due 1/12/98 - 1/30/98 ....................   47,850          47,711,562
Ford Motor Credit Corp., due 1/02/98 .......   11,500          11,497,844
Merrill Lynch & Co., Inc., due 1/26/98 .....   10,490          10,447,239
                                                           --------------
  Total Short-Term Obligations, at
    Amortized Cost ...................................     $  184,933,879
                                                           --------------
  Total Investments
    (Identified Cost, $1,437,489,560) ................     $1,693,218,183
Other Assets,
  Less Liabilities -- 0.2% ...........................          2,889,959
                                                           --------------
  Net Assets -- 100.0% ...............................     $1,696,108,142
                                                           ==============

           See portfolio footnotes and notes to financial statements


34 - TRS

Portfolio of Investments -- December 31, 1997
Utilities Series
Stocks -- 83.7%

Issuer                                                                             Shares            Value
U.S. Stocks -- 58.1%
Cellular Telephones -- 1.7%
Century Telephone Enterprises, Inc.                                                 42,300        $  2,107,069
                                                                                                  ------------
Conglomerates -- 0.6  %
Eastern Enterprises ....................................................            17,000        $    765,000
                                                                                                  ------------
Consumer Goods and
  Services -- 0.9  %
Philip Morris Cos., Inc. ...............................................            23,600        $  1,069,375
                                                                                                  ------------
Oils -- 0.7  %
Enron Oil & Gas Co. ....................................................            40,200        $    851,738
                                                                                                  ------------
Real Estate Investment
  Trusts -- 8.9  %
American General Hospitality Corp.                                                  15,700        $    419,975
Boston Properties, Inc. ................................................             1,500              49,594
Boykin Lodging Co. .....................................................            23,700             626,569
FelCor Suite Hotels, Inc. ..............................................            30,300           1,075,650
Highwoods Properties, Inc. .............................................            37,300           1,387,094
Hospitality Properties Trust ...........................................            29,800             979,675
Kilroy Realty Corp. ....................................................            42,600           1,224,750
Koger Equity, Inc. .....................................................            12,600             276,412
Liberty Property Trust .................................................            13,000             371,312
Mid-America Apartment
  Communities, Inc. ....................................................            14,700             419,869
National Health Investors, Inc. ........................................            12,600             527,625
Prime Group Realty Trust ...............................................            25,200             510,300
Sovran Self Storage, Inc. ..............................................            23,300             755,794
Storage Trust Realty ...................................................            28,800             757,800
Tower Realty Trust, Inc. ...............................................            28,800             709,200
TriNet Corporate Realty Trust, Inc. ....................................            23,400             905,287
                                                                                                  ------------
                                                                                                  $ 10,996,906
                                                                                                  ------------
Telecommunications -- 8.5  %
Brooks Fiber Properties, Inc.* .........................................            15,000        $    825,000
Cellular Communications
  International, Inc.* .................................................            17,400             813,450
Cincinnati Bell, Inc. ..................................................            40,000           1,240,000
GTE Corp. ..............................................................            53,800           2,811,050
Intermedia Communications, Inc.* .......................................            12,400             753,300
IXC Communications, Inc.* ..............................................            20,500             643,188
LCI International, Inc.* ...............................................            30,600             940,950
Nextlink Communications, Inc., "A"*                                                 13,700             291,981
Teleport Communications Group,
  Inc., "A"* ...........................................................            20,200           1,108,475
Winstar Communications, Inc.* ..........................................             6,600             164,588
WorldCom, Inc.* ........................................................            27,530             832,782
                                                                                                  ------------
                                                                                                  $ 10,424,764
                                                                                                  ------------
Utilities -- Electric -- 16.7%
AES Corp.* .............................................................            12,000        $    559,500
CalEnergy Co., Inc.* ...................................................            49,000           1,408,750
Carolina Power & Light Co. .............................................            22,700             963,331
Central & South West Corp. .............................................            22,000             595,375
Central Hudson Gas & Electric Corp.                                                 19,700             864,338
Cinergy Corp. ..........................................................            35,500           1,360,094
CMS Energy Corp. .......................................................            23,000           1,013,437
Florida Progress Corp. .................................................            43,500           1,707,375
GPU, Inc. ..............................................................            37,900           1,596,537
Houston Industries, Inc. ...............................................            25,000             667,188
Illinova Corp. .........................................................             5,000             134,688
Long Island Lighting Co. ...............................................            25,000             753,125
New Century Energies, Inc. .............................................            47,300           2,267,444
Public Service Co. of New Mexico .......................................            61,000           1,444,937
Sierra Pacific Resources ...............................................            47,500           1,781,250
Southern Co. ...........................................................            27,200             703,800
Texas Utilities Co. ....................................................            22,900             951,781
Unicom Corp. ...........................................................            57,500           1,768,125
                                                                                                  ------------
                                                                                                  $ 20,541,075
                                                                                                  ------------


Issuer                                                                             Shares             Value
U.S. Stocks -- continued
     Utilities -- Gas -- 14.0  %
Coastal Corp. ..........................................................            28,900        $  1,789,994
Columbia Gas System, Inc. ..............................................            46,700           3,668,869
El Paso Natural Gas Co. ................................................            15,000             997,500
Energen Corp. ..........................................................             5,500             218,625
Enron Corp. ............................................................            27,500           1,142,969
Keyspan Energy Corp. ...................................................            20,000             736,250
KN Energy, Inc. ........................................................            26,100           1,409,400
National Fuel Gas Co. ..................................................            16,000             779,000
NGC Corp. ..............................................................            88,800           1,554,000
NICOR, Inc. ............................................................            21,500             907,031
NUI Corp. ..............................................................            39,000           1,118,812
Oneok, Inc.* ...........................................................            19,000             767,125
Questar Corp. ..........................................................            29,100           1,298,587
Sonat, Inc. ............................................................            17,800             814,350
                                                                                                  ------------
                                                                                                  $ 17,202,512
                                                                                                  ------------
Utilities -- Telephone -- 6.1  %
Bell Atlantic Corp. ....................................................            11,878        $  1,080,898
BellSouth Corp. ........................................................            16,500             929,156
MCI Communications Corp. ...............................................            60,700           2,598,719
SBC Communications, Inc. ...............................................            18,068           1,323,481
Sprint Corp. ...........................................................            16,400             961,450
US West Communications Group ...........................................            12,600             568,575
                                                                                                  ------------
                                                                                                  $  7,462,279
                                                                                                  ------------
  Total U.S. Stocks ......................................................................
                                                                                                  $ 71,420,718
                                                                                                  ------------
Foreign Stocks -- 25.6%
             Argentina -- 1.3  %
Telefonica de Argentina, ADR
  (Utilities - Telephone) ..............................................            41,400        $  1,542,150
                                                                                                  ------------
Brazil -- 4.6  %
Cent Elet Sta Cata, "B"
  (Utilities - Electric) ...............................................           278,000        $    346,254
Cia Electricas est Rio Janeiro
  (Utilities - Electric) ...............................................           921,600             594,581
Cia Paranaense de
  Energia - COPEL "B"
  (Utilities - Electric) ...............................................            72,100             978,777
Cia Riograndense Telecom
  (Utilities - Telephone)* .............................................         1,340,600           1,651,725
Espirito Santo Centrais Electricas
  S.A. (Utilities - Electric) ..........................................             5,400             677,419
Telecomunicacoes Brasileiras S.A.,
  ADR (Utilities - Telephone) ..........................................            10,500           1,222,594
Telecomunicacoes de Sao Paulo
  S.A. (Utilities - Telephone)* ........................................           911,600             242,595
                                                                                                  ------------
                                                                                                  $  5,713,945
                                                                                                  ------------
Canada -- 1.8%
BCE, Inc. (Utilities - Telephone) ......................................            40,400        $  1,345,825
Bell Canada International, Inc.
  (Telecommunications)* ................................................            60,500             922,625
                                                                                                  ------------
                                                                                                  $  2,268,450
                                                                                                  ------------
Chile -- 2.9  %
Chilectra S.A., ADR
  (Utilities - Electric) ...............................................            71,500        $  1,828,326
Cia de Telecom de Chile, ADR
  (Utilities - Telephone) ..............................................            30,500             911,188
Empresa Nacional de Electricidad
  S.A., ADR (Utilities - Electric) .....................................            43,500             769,406
                                                                                                  ------------
                                                                                                  $  3,508,920
                                                                                                  ------------
France -- 0.6  %
Alcatel Alsthom, ADR
  (Telecommunications) .................................................            30,500        $    772,031
                                                                                                  ------------

                                                                         35 - US

Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Greece -- 0.3%
Hellenic Telecommunication
  Organization S.A., GDR
  (Utilities - Telephone) ..............................................           18,600         $    381,626
                                                                                                  ------------
Hungary -- 0.6%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ................................................           29,100         $    756,600
                                                                                                  ------------
Italy -- 2.4% Telecom Italia S.p.A.
  (Telecommunications)* ................................................          143,475         $    633,157
Telecom Italia S.p.A.
  (Telecommunications)* ................................................          182,100            1,164,204
Telecom Italia S.p.A., Saving Shares
  (Telecommunications) .................................................          396,100            1,127,232
                                                                                                  ------------
                                                                                                  $  2,924,593
                                                                                                  ------------
Japan -- 0.7%
Nippon Telephone & Telegraph Co.
  (Utilities - Telephone) ..............................................               98         $    843,918
                                                                                                  ------------
Mexico -- 1.1%
Grupo Iusacell S.A., ADR
  (Telecommunications)* ................................................           30,300         $    657,131
Telefonos de Mexico S.A., ADR
  (Utilities - Telephone) ..............................................           13,000              728,813
                                                                                                  ------------
                                                                                                  $  1,385,944
                                                                                                  ------------
New Zealand -- 0.3%
Telecom Corp. of New Zealand,
  ADR (Utilities - Telephone) ..........................................            8,300         $    321,625
                                                                                                  ------------
Peru -- 1.0%
Luz del Sur S.A. (Utilities - Electric)                                           425,300         $    491,631
Telefonica del Peru S.A., ADR
  (Telecommunications) .................................................           29,950              698,210
                                                                                                  ------------
                                                                                                  $  1,189,841
                                                                                                  ------------
Portugal -- 2.2% Portugal Telecom S.A.
  (Utilities - Telephone) ..............................................           13,200         $    613,152
Portugal Telecom S.A., ADR
  (Utilities - Telephone) ..............................................           18,800              883,600
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunications)* ...........................................           11,700            1,247,958
                                                                                                  ------------
                                                                                                  $  2,744,710
                                                                                                  ------------
Spain -- 2.4%
Endesa S.A., ADR
  (Utilities - Electric) ...............................................           47,000         $    854,813
Iberdrola S.A. (Utilities - Electric) ..................................          118,700            1,564,717
Telefonica de Espana S.A., ADR
  (Utilities - Telephone) ..............................................            6,500              591,906
                                                                                                  ------------
                                                                                                  $  3,011,436
                                                                                                  ------------
United Kingdom -- 3.3%
Cable & Wireless Communications
  PLC (Telecommunications)* ............................................          120,100         $    521,570
Cable & Wireless Communications,
  PLC, ADR (Telecommunications) ........................................           50,700            1,378,406
Colt Telecom Group PLC, ADR
  (Telecommunications)* ................................................           10,300              439,037
National Grid Group PLC
  (Utilities - Electric) ...............................................           90,000              427,864
National Power PLC
  (Utilities - Electric) ...............................................           56,300              555,681
PowerGen PLC (Utilities - Electric)* ...................................           52,000              677,477
                                                                                                  ------------
                                                                                                  $  4,000,035
                                                                                                  ------------


Issuer                                                                             Shares           Value
Foreign Stocks -- continued
Venezuela -- 0.1%
Cia Anonima Nacional Telefonos
  de Venezuela, ADR
  (Telecommunications) .................................................            3,800         $    158,175
                                                                                                  ------------
  Total Foreign Stocks ..................................................................         $ 31,523,999
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $89,098,620) ......................................................         $102,944,717
                                                                                                  ------------

Bonds -- 12.3%


                                                                            Principal Amount
                                                                             (000 Omitted)
U.S. Bonds -- 11.8%
Airlines -- 0.2%
Delta Air Lines, Inc., 8.5s, 2002 ......................................         $  250        $    266,768
                                                                                               ------------
Construction Services -- 0.5%
Georgia Pacific Corp., 9.5s, 2022 ......................................         $  500        $    563,015
                                                                                               ------------
Electronics -- 1.1%
ADT Operations, Inc., 0s, 2010 .........................................         $1,145        $  1,415,506
                                                                                               ------------
Financial Institutions -- 0.3%
Salton Sea Funding Corp., 6.69s,
  2000 .................................................................         $  314        $    314,938
                                                                                               ------------
Forest and Paper Products -- 0.2%
Boise Cascade Co., 7.43s, 2005 .........................................         $  225        $    235,724
                                                                                               ------------
Oils -- 0.2%
Oryx Energy Co., 10s, 2001 .............................................         $  250        $    274,642
                                                                                               ------------
Telecommunications -- 0.5%
Tele-Communications, Inc., 10.125s,
  2001 .................................................................         $  600        $    662,778
                                                                                               ------------
U.S. Federal Agency -- 0.1%
Federal National Mortgage
  Association, 7s, 2012 ................................................         $   97        $     98,722
                                                                                               ------------
U.S. Government Guaranteed -- 5.4%
Government National Mortgage
  Association -- 0.6%
GNMA, 7.5s, 2026 .......................................................         $  581        $    594,664
GNMA, 8s, 2025 .........................................................            200             208,750
                                                                                               ------------
                                                                                               $    803,414
                                                                                               ------------
U.S. Treasury Obligations -- 4.8%
U.S. Treasury Bonds, 9.875s, 2015 ......................................         $  730        $  1,038,994
U.S. Treasury Bonds, 6.375s, 2027 ......................................          1,120           1,181,253
U.S. Treasury Bonds, 6.625s, 2027 ......................................            174             188,898
U.S. Treasury Notes, 9.25s, 1998 .......................................            400             408,688
U.S. Treasury Notes, 9.125s, 1999 ......................................          2,570           2,685,239
U.S. Treasury Notes, 5.5s, 2000 ........................................            350             348,029
                                                                                               ------------
                                                                                               $  5,851,101
                                                                                               ------------
  Total U.S. Government Guaranteed ....................................................        $  6,654,515
                                                                                               ------------
Utilities -- Electric -- 1.5%
AEP Generating, 9.82s, 2022 ............................................         $  596        $    764,704
Commonwealth Edison Co., 7.625s,
  2007 .................................................................            225             237,461
First PV Funding Corp., 10.15s,
  2016 .................................................................              7               7,577
Long Island Lighting Co., 9s, 2022 .....................................            440             491,291
Montana Power Co., 7.875s, 2026 ........................................            250             279,838
Niagara Mohawk Power Corp., 8.5s,
  2023 .................................................................             60              64,181
Texas & New Mexico Power Co.,
  12.5s, 1999 ..........................................................             50              52,809
                                                                                               ------------
                                                                                               $  1,897,861
                                                                                               ------------


36 - US

                                          Principal Amount
Issuer                                      (000 Omitted)              Value
U.S. Bonds -- continued
Utilities -- Gas -- 1.8%
NGC Corp. Capital Trust I, 8.316s,
  2027 ....................................   $  830                $    944,615
Tennessee Gas Pipeline Co.,
  7.625s, 2037 ............................      500                     539,700
Texas Gas Transmission Corp.,
  7.25s, 2027 .............................      550                     572,258
Utilicorp United, Inc., 8.45s, 1999 .......      100                     103,906
                                                                    ------------
                                                                    $  2,160,479
                                                                    ------------
  Total U.S. Bonds .................................                $ 14,544,948
                                                                    ------------
Foreign Bonds -- 0.5%
Argentina
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities - Electric)## ................   $   25                $     24,750
                                                                    ------------
           Chile -- 0.5%
Empresa Electric Guacolda S.A.,
  7.6s, 2001 (Utilities - Electric)## .....   $  250                $    250,945
Empresa Electrica Del Norts, 7.75s,
  2006 (Utilities - Electric)## ...........      300                     291,249
                                                                    ------------
                                                                    $    542,194
                                                                    ------------
  Total Foreign Bonds ..............................                $    566,944
                                                                    ------------
  Total Bonds
    (Identified Cost, $14,070,625) .................                $ 15,111,892
                                                                    ------------
Convertible Bond -- 0.3%
Huaneng Power International, Inc.,
  1.75s, 2004 (Utilities - Electric)##
  (Identified Cost $330,000) ..............   $  330                $    323,400
                                                                    ------------
Convertible Preferred Stocks -- 0.2%
                                              Shares
Cia Inversiones Telephone, 7%
(Utilities - Telephone)## (Identified
  Cost, $202,450) .........................    3,800                $    264,100
                                                                    ------------
Preferred Stock -- 0.6%
Insurance -- 0.6%
Conseco, Inc.*
  (Identified Cost, $765,000) .............   15,300                $    784,125
                                                                    ------------
Short-Term Obligation -- 2.4%
                                          Principal Amount
                                           (000 Omitted)
Ford Motor Credit Corp., due
  1/02/98, at Amortized Cost ..............   $3,000                $  2,999,438
                                                                    ------------
  Total Investments
    (Identified Cost, $107,466,133) ...........................     $122,427,672
                                                                    ------------
Other Assets,
  Less Liabilities -- 0.5% ....................................          580,795
                                                                    ------------
  Net Assets -- 100.0% ........................................     $123,008,467
                                                                    ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments -- December 31, 1997
Value Series
Stocks -- 87.1%

Issuer                                                                      Shares          Value
U.S. Stocks -- 70.5%
Aerospace -- 4.3%
Allied Signal, Inc. ....................................................     9,751      $    379,680
Howmet International, Inc.* ............................................    41,600           624,000
Raytheon Co. ...........................................................    45,400         2,238,787
Thiokol Corp. ..........................................................     6,745           548,031
                                                                                        ------------
                                                                                        $  3,790,498
                                                                                        ------------
Banks and Credit Companies -- 3.5%
Fleet/Norstar Financial Group, Inc. ....................................    15,669      $  1,174,196
National City Corp. ....................................................    13,500           887,625
Wells Fargo & Co. ......................................................     2,882           978,259
                                                                                        ------------
                                                                                        $  3,040,080
                                                                                        ------------
Building -- 0.3%
Newport News Shipbuilding, Inc. ........................................     8,827      $    224,537
                                                                                        ------------
Business Services -- 0.5%
Galileo International, Inc. ............................................    16,300      $    450,288
                                                                                        ------------
Chemicals -- 0.8%
Cambrex Corp. ..........................................................    10,372      $    477,112
Ferro Corp. ............................................................         1                12
NL Industries, Inc.* ...................................................    16,074           219,008
                                                                                        ------------
                                                                                        $    696,132
                                                                                        ------------
Computer Software -- Personal
Computers -- 1.5%
Compaq Computer Corp. ..................................................    23,716      $  1,338,472
                                                                                        ------------
Computer Software --
  Systems -- 3.0%
Adobe Systems, Inc. ....................................................    22,400      $    924,000
Computer Associates International,
  Inc. .................................................................    15,436           816,178
Synopsys, Inc.* ........................................................    24,428           873,301
                                                                                        ------------
                                                                                        $  2,613,479
                                                                                        ------------
Consumer Goods and
  Services -- 11.8%
Dollar Thrifty Automotive Group* .......................................     4,900      $    100,450
Philip Morris Cos., Inc. ...............................................    27,389         1,241,064
Tyco International Ltd. ................................................   199,806         9,003,758
                                                                                        ------------
                                                                                        $ 10,345,272
                                                                                        ------------
Containers -- 1.1%
Jefferson Smurfit Corp.* ...............................................    29,323      $    414,187
Stone Container Corp. ..................................................    55,154           575,670
                                                                                        ------------
                                                                                        $    989,857
                                                                                        ------------
Electronics -- 2.3%
Analog Devices, Inc.* ..................................................    30,280      $    838,377
Teradyne, Inc.* ........................................................    27,798           889,536
Xilinx, Inc.* ..........................................................     9,100           319,069
                                                                                        ------------
                                                                                        $  2,046,982
                                                                                        ------------
Entertainment -- 6.9%
American Radio Systems Corp., "A" * ....................................    75,429      $  4,021,309
Casino America, Inc.* ..................................................     9,000            21,937
Harrah's Entertainment, Inc.* ..........................................    68,164         1,286,595
Hearst-Argyle Television, Inc.* ........................................     4,400           130,900
LIN Television Corp.* ..................................................     6,774           369,183
Telemundo Group, Inc.* .................................................     5,065           207,032
                                                                                        ------------
                                                                                        $  6,036,956
                                                                                        ------------
Financial Institutions -- 1.5%
Federal Home Loan Mortgage Corp. .......................................    11,733      $    492,053
First Union Corp. ......................................................    16,100           825,125
                                                                                        ------------
                                                                                        $  1,317,178
                                                                                        ------------
Forest and Paper Products -- 0.7%
Temple-Inland, Inc. ....................................................    11,565      $    604,994
                                                                                        ------------
Insurance -- 5.5%
CIGNA Corp. ............................................................     4,481      $    775,493
Hartford Financial Services Group, Inc..................................     9,415           880,891
Lincoln National Corp. .................................................    14,109         1,102,266

                                                                         37 - VS

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Insurance -- continued
PennCorp Financial Group, Inc. .........................................           26,752         $    954,712
Reliastar Financial Corp. ..............................................           27,899            1,149,090
                                                                                                  ------------
                                                                                                  $  4,862,452
                                                                                                  ------------
Medical and Health Products -- 1.2%
Bristol-Myers Squibb Co. ...............................................           10,708         $  1,013,244
                                                                                                  ------------
Medical and Health Technology and
              Services -- 4.3%
AmeriSource Health Corp.,"A"* ..........................................           12,403         $    722,475
Tenet Healthcare Corp.* ................................................           31,640            1,048,075
United Healthcare Corp. ................................................           40,823            2,028,393
                                                                                                  ------------
                                                                                                  $  3,798,943
                                                                                                  ------------
Oils -- 1.0%
Enron Oil & Gas Co. ....................................................           39,465         $    836,165
                                                                                                  ------------
Pollution Control -- 0.9%
Waste Management, Inc. .................................................           27,503         $    756,333
                                                                                                  ------------
Railroads -- 0.6%
Wisconsin Central Transportation
  Corp.* ...............................................................           22,630         $    528,976
                                                                                                  ------------
Restaurants and Lodging -- 3.4%
Hilton Hotels Corp. ....................................................           13,688         $    407,218
ITT Corp. * ............................................................           12,293            1,018,782
Outback Steakhouse, Inc.* ..............................................           13,800              396,750
Promus Hotel Corp.* ....................................................           28,232            1,185,744
                                                                                                  ------------
                                                                                                  $  3,008,494
                                                                                                  ------------
Stores -- 2.5%
Gymboree Corp.* ........................................................            5,100         $    139,613
Office Depot, Inc.* ....................................................           18,700              447,631
Rite Aid Corp. .........................................................           27,580            1,618,601
                                                                                                  ------------
                                                                                                  $  2,205,845
                                                                                                  ------------
Supermarkets -- 7.0%
Meyer (Fred), Inc.* ....................................................          131,700         $  4,790,588
Safeway, Inc.* .........................................................           21,537            1,362,215
                                                                                                  ------------
                                                                                                  $  6,152,803
                                                                                                  ------------
Telecommunications -- 5.4%
Ascend Communications, Inc.* ...........................................            8,200         $    200,900
Cellular Communications International*                                             65,748            3,073,719
Granite Broadcasting Corp.* ............................................           79,370              719,291
LCI International, Inc.* ...............................................           23,700              728,775
                                                                                                  ------------
                                                                                                  $  4,722,685
                                                                                                  ------------
Utilities -- Telephone -- 0.5%
Sprint Corp. ...........................................................            8,162         $    478,497
                                                                                                  ------------
  Total U.S. Stocks .....................................................................         $ 61,859,162
                                                                                                  ------------
Foreign Stocks -- 16.6%
Canada -- 2.0%
Canadian National Railway Co.
  (Railroads) ..........................................................           36,266         $  1,713,569
                                                                                                  ------------
Finland -- 0.7%
Nokia Corp., ADR
  (Telecommunications) .................................................            9,200         $    644,000
                                                                                                  ------------
France -- 4.9%
Alcatel Alsthom Compagnie
  (Telecommunications) .................................................           12,277         $  1,561,154
Alcatel Alsthom, ADR
  (Telecommunications) .................................................           14,504              367,133
Sanofi (Medical and Health Products) ...................................           21,100            2,349,900
                                                                                                  ------------
                                                                                                  $  4,278,187
                                                                                                  ------------
Germany -- 1.6%
Henkel Kgaa (Chemicals) ................................................           15,443         $    975,393
Wella AG (Cosmetics) ...................................................              511              388,155
                                                                                                  ------------
                                                                                                  $  1,363,548
                                                                                                  ------------


Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Hong Kong -- 0.7%
Cafe De Coral Holding Co.
  (Restaurants) ........................................................          532,000         $    116,033
Dah Sing Financial Group (Banks
  and Credit Cos.) .....................................................           86,000              206,995
Liu Chong Hing Bank (Banks and
  Credit Cos.) .........................................................          107,000              156,043
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) .........................................................           53,500              151,210
                                                                                                  ------------
                                                                                                  $    630,281
                                                                                                  ------------
Italy -- 1.1% Telecom Italia S.p.A.
  (Telecommunications)* ................................................          211,900         $    935,117
                                                                                                  ------------
Malaysia -- 0.3%
New Straits Times Press Berhad
  (Printing and Publishing) ............................................           74,000         $     92,046
Tanjong PLC (Entertainment) ............................................          122,000              203,071
                                                                                                  ------------
                                                                                                  $    295,117
                                                                                                  ------------
Netherlands -- 1.5%
Akzo Nobel N.V. (Chemicals) ............................................            4,663         $    804,712
Benckiser NV (Consumer Goods
  and Services)* .......................................................           12,300              509,413
                                                                                                  ------------
                                                                                                  $  1,314,125
                                                                                                  ------------
Portugal -- 0.4%
Banco Totta E Acores (Banks and
  Credit Cos.) .........................................................           19,319         $    379,760
                                                                                                  ------------
Singapore -- 0.1%
Mandarin Oriental International Ltd.
  (Restaurants and Lodgings)* ..........................................          136,816         $     91,667
                                                                                                  ------------
South Korea -- 0.5%
SK Telecommunications
  (Telecommunications) .................................................              430         $    129,824
SK Telecom Ltd, ADR
  (Telecommunications)* ................................................           49,178              319,657
                                                                                                  ------------
                                                                                                  $    449,481
                                                                                                  ------------
Sweden -- 0.6%
Sparbanken Sverige AB, "A"
  (Banks and Credit Cos.) ..............................................           21,452         $    488,283
                                                                                                  ------------
Switzerland -- 1.0%
Novartis AG (Pharmaceuticals) ..........................................              560         $    910,226
                                                                                                  ------------
United Kingdom -- 1.2%
British Petroleum PLC, ADR (Oils) ......................................           12,142         $    967,566
Corporate Services Group PLC
  (Business Services) ..................................................           33,653              117,915
                                                                                                  ------------
                                                                                                  $  1,085,481
                                                                                                  ------------
  Total Foreign Stocks ..................................................................         $ 14,578,842
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $69,378,473) ......................................................         $ 76,438,004
                                                                                                  ------------

Short-Term Obligations -- 13.4%



                                               Principal Amount
                                                 (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/02/98 - 1/05/98 ...................   $8,710       $ 8,705,520
Federal National Mortgage Assn.,
  due 1/09/98 ....................................    3,000         2,998,173
                                                                  -----------
  Total Short-Term Obligations, at Amortized Cost ..........      $11,703,693
                                                                  -----------
  Total Investments
    (Identified Cost, $81,082,166) .........................      $88,141,697
Other Assets,
  Less Liabilities -- (0.5)%                                         (398,104)
                                                                  -----------
  Net Assets -- 100.0% .....................................      $87,743,593
                                                                  ===========

           See portfolio footnotes and notes to financial statements

38 - VS

Portfolio of Investments -- December 31, 1997
World Growth Series
Stocks -- 95.6%

Issuer                                                Shares                 Value
Foreign Stocks -- 55.4%
Argentina -- 0.8%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) .............................             6,222        $    160,217
Banco Rio de La Plata S.A., ADR
  (Banks and Credit Cos.)* .................            31,800             445,200
Perez Companc S.A. (Oils) ..................            43,734             312,323
Siderar S.A.I.C., ADR (Steel)*## ...........             4,200             128,100
Telecom Argentina S.A., ADR
  (Telecommunications) .....................             6,860             245,245
Telefonica de Argentina, ADR
  (Utilities -- Telephone) .................             4,950             184,388
Transportadora de Gas del Sur S.A.,
  ADR (Pipelines) ..........................            14,300             159,981
YPF Sociedad Anonima, ADR (Oils)                        15,420             527,171
                                                                      ------------
                                                                      $  2,162,625
                                                                      ------------
Australia -- 0.6%
Q.B.E. Insurance Group Ltd.
  (Insurance) ..............................           331,246        $  1,490,578
                                                                      ------------
Austria -- 0.2%
Austria Tabak AG (Tobacco)* ................            10,700        $    474,464
                                                                      ------------
Brazil -- 3.5%
Aracruz Celulose S.A. (Paper
  Products) ................................            98,600        $    136,061
Centrais Eletricas Brasile, ADR
  (Utilities - Electric) ...................            53,300           1,319,175
Cia Cervejaria Brahma, ADR
  (Beverages) ..............................            59,300             841,319
Cia Energetica de Minas Gerias
  S.A., ADR (Utilities - Electric) .........             7,500             303,750
Cia Energetica de Sao Paulo,
  Preferred (Utilities - Electric)* ........         6,000,000             360,215
Cia Paranaense de Energia - Copel,
  Preferred "B" (Utilities - Electric) .....            23,600             320,376
Cia Vale do Rio Doce, ADR (Steel) ..........            19,400             371,025
Itausa Investimentos Itau S.A.
  (Conglomerate) ...........................           196,000             152,796
ITC Ltd., GDR (Conglomerate) ...............            20,000             390,000
Petroleo Brasileiro S.A., Preferred
  (Oils) ...................................         3,467,000             810,831
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .................            30,445           3,544,940
Telecomunicacoes Sao Paulo,
  Preferred (Telecommunications)* ..........         1,000,000             227,589
                                                                      ------------
                                                                      $  8,778,077
                                                                      ------------
Canada -- 0.9%
Canadian National Railway Co.
  (Railroads) ..............................            32,660        $  1,543,185
Legacy Hotel Real Estate
  Investment Trust (Real Estate)*##                     79,000             535,620
Super Sol Ltd. (Supermarkets) ..............            76,000             215,613
                                                                      ------------
                                                                      $  2,294,418
                                                                      ------------
Chile -- 1.0%
Banco Santander Chile, ADR, "A"
  (Banks and Credit Cos.) ..................            19,495        $    275,367
Chilectra S.A., ADR
  (Utilities - Electric) ...................            32,935             842,181
Chilgener S.A., ADR
  (Utilities - Electric) ...................             7,223             176,963
Cia de Telecom de Chile, ADR
  (Utilities - Telephone) ..................            20,193             603,266
Distribucion y Servicio D&S S.A.,
  ADR (Supermarkets)* ......................             8,190             152,027


Issuer                                                  Shares           Value
Foreign Stocks -- continued
Chile -- continued
Enersis S.A., ADR
  (Utilities - Electric) ...................            13,960        $    404,840
Laboratorio Chile S.A., ADR
  (Pharmaceuticals) ........................             7,268             161,713
Santa Isabel S.A., ADR (Stores)## ..........             1,812              31,710
                                                                      ------------
                                                                      $  2,648,067
                                                                      ------------
China -- 0.3%
Huaneng Power International, Inc.,
  ADR (Utilities - Electric)* ..............            25,900        $    600,556
Qingling Motors Co., "H"
  (Automotive) .............................           468,000             229,516
                                                                      ------------
                                                                      $    830,072
                                                                      ------------
Colombia -- 0.4%
Banco Ganadero S.A., ADR, (Banks
  and Credit Cos.) .........................             7,000        $    305,375
Banco Industrial Colombiano, ADR
  (Banks and Credit Cos.) ..................            26,400             369,600
Cementos Diamante S.A., "B", ADR,
  (Construction)## .........................            28,890             332,235
                                                                      ------------
                                                                      $  1,007,210
                                                                      ------------
Egypt -- 0.7%
Ahram Beverage Co., GDR
  (Beverages)*## ...........................            13,119        $    358,805
Commercial International Bank,
  GDR (Banks and Credit Cos.)## ............            27,890             577,323
Madinet Nasar City (Housing
  Development) .............................             2,425             157,143
North Cairo Mills (Food Products) ..........             3,210              91,714
South Cairo Flour Mills (Food
  Products) ................................             5,465              75,576
Suez Cement Co., GDR
  (Construction)## .........................            19,275             386,464
Torah for Cement (Construction) ............             9,590             220,302
                                                                      ------------
                                                                      $  1,867,327
                                                                      ------------
Finland -- 0.5%
Huhtamaki Oy (Conglomerate) ................            12,789        $    528,753
TT Tieto Oy (Computer
  Software - Systems) ......................             5,857             659,734
                                                                      ------------
                                                                      $  1,188,487
                                                                      ------------
France -- 3.0%
Alcatel Alsthom Compagnie
  (Computer Systems - Software) ............             7,600        $    966,423
Compagnie Generale de
  Geophysique S.A., ADR
  (Computer Software)* .....................            41,457           1,062,336
Dassault Systemes S.A. (Computer
  Software - Systems) ......................            32,000             976,064
Dassault Systemes S.A., ADR
  (Computer Software - Systems) ............             1,100              33,962
Rhone-Poulenc S.A.
  (Pharmaceuticals) * ......................            34,238           1,534,336
Sanofi S.A. (Medical and Health
  Products) ................................             9,400           1,046,875
TV Francaise (Broadcasting) ................            11,413           1,166,721
Union des Assurances Federales
  S.A. (Insurance) .........................             5,809             762,817
                                                                      ------------
                                                                      $  7,549,534
                                                                      ------------
Germany -- 3.0%
adidas AG (Apparel and Textiles) ...........             4,264        $    561,415
DIS Deutscher Industrie Service AG
  (Employment Services)* ...................            14,700             613,523

                                                                        39 - WGS

Issuer                                            Shares             Value
Foreign Stocks -- continued
Germany -- continued
Henkel Kgaa (Consumer Goods and
  Services) ...........................           34,753         $  2,195,028
Phoenix AG (Auto Parts) ...............           43,983              770,987
SAP AG, Preferred (Computer
  Software - Systems) .................           10,642            3,485,151
                                                                 ------------
                                                                 $  7,626,104
                                                                 ------------
Greece -- 0.7%
Athens Medic Care, GDR, (Medical
  Goods and Services) .................           45,700         $    540,519
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ................           34,520              708,265
National Bank of Greece, GDR
  (Banks and Credit Cos.) .............              620               54,632
Papastratos Cigarettes S.A., GDR
  (Consumer Goods and Services) .......           19,260              366,650
                                                                 ------------
                                                                 $  1,670,066
                                                                 ------------
Hong Kong -- 2.6%
Beijing Enterprise Holdings Ltd.
  (Diversified Operations) ............           42,000         $    107,866
Cheung Kong Holdings Ltd. (Real
  Estate) .............................           98,000              641,866
China Resources Enterprises (Real
  Estate Investment Trusts) ...........          140,000              312,577
Citic Pacific Ltd. (Conglomerate) .....           66,000              262,348
Guangdong Kelon Elec Holdings
  (Consumer Goods) ....................          200,000              205,201
Hong Kong & China Gas Ltd. (Oil
  and Gas) ............................          146,000              282,635
Hong Kong Telecommunications
  (Telecommunications)* ...............           67,000              137,917
Hong Kong Telecommunications,
  ADR (Telecommunications) ............            7,700              158,813
HSBC Holdings PLC (Finance)* ..........           18,000              443,699
Hutchison Whampoa (Real Estate) .......          118,000              740,118
Hysan Development Co. (Real
  Estate) .............................          120,000              239,272
Li & Fung Ltd. (Toys) .................          603,000              844,363
New World Development Co. (Real
  Estate)* ............................          139,000              480,764
Swire Pacific Air Ltd., "A"
  (Transportation) ....................          117,000              641,737
Wharf Holdings Ltd. (Real Estate) .....          139,000              304,962
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) ........................          212,800              601,448
Zhenhai Refining and Chemical Co.,
  Ltd., "H" (Oils) ....................          640,000              266,374
                                                                 ------------
                                                                 $  6,671,960
                                                                 ------------
Hungary -- 1.1%
Graboplast Rt. (Apparel and
  Textiles) ...........................            3,750         $    198,724
Magyar Olaj Es Gazipari KT. (Gas) .....           14,500              352,184
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ...............           59,150            1,537,900
Pannonplast Rt. (Chemicals)* ..........            2,490              131,354
Richter Gedeon Rt.
  (Pharmaceuticals) ...................            4,880              555,405
                                                                 ------------
                                                                 $  2,775,567
                                                                 ------------
India -- 1.5%
Bajaj Auto Ltd., GDR (Automotive) .....            5,000         $    100,000
EIH Ltd., GDR (Restaurant and
  Lodging) ............................           17,000              218,450


Issuer                                            Shares             Value
Foreign Stocks -- continued
India -- continued
Formula System (1985) Ltd.
  (Computer Software -- Systems)*                  7,313         $    225,261
Gujarat Ambuja Cements Ltd.
  (Building Materials)## ..............           24,535              165,611
India Gateway Fund Ltd.
  (Finance)+* .........................              700                3,087
Indian Petrochemicals Corp. Ltd.
  (Chemicals) .........................           24,000              114,000
Industrial Credit & Investment Corp.
  of India Ltd. (Finance) .............           23,000              287,500
Mahanagar Telephone Nigam Ltd.
  (Utilities-Telephone)*## ............           38,000              394,250
Reliance Industries Ltd., GDR
  (Chemicals)## .......................           62,010              502,281
State Bank of India, GDR (Banks
  and Credit Cos.)*## .................           49,800              883,950
Tata Engineering & Locomotive Co.
  Ltd. (Automotive) ...................           26,000              206,700
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)*## .............           53,200              728,840
                                                                 ------------
                                                                 $  3,829,930
                                                                 ------------
Indonesia -- 0.3%
Bank International Indonesia
  (Finance) ...........................          293,984         $     17,531
Gulf Indonesia Resources Ltd. (Oil
  Services)* ..........................           23,200              510,400
PT Indosat (Telecommunications) .......           34,500               64,569
PT Indosat, ADR
  (Telecommunications) ................           13,555              261,781
                                                                 ------------
                                                                 $    854,281
                                                                 ------------
Ireland -- 1.1%
Allied Irish Banks (Banks and Credit
  Cos.)* ..............................          142,981         $  1,365,848
Anglo Irish Bank Corp. PLC (Banks
  and Credit Cos.)* ...................          695,887            1,350,786
                                                                 ------------
                                                                 $  2,716,634
                                                                 ------------
Israel -- 0.4% ECI Telecom Ltd.
  (Telecommunications) ................            4,787         $    122,068
ICL Israel Chemical (Chemicals) .......          145,380              196,971
Makhteshim Chemical Works Ltd.
  (Chemicals) .........................           46,100              336,420
Tadiran Telecommunications Ltd.
  (Telecommunications) ................            7,278              100,982
Teva Pharmaceutical Industries Ltd.,
  ADR (Pharmaceuticals) ...............            4,450              210,541
                                                                 ------------
                                                                 $    966,982
                                                                 ------------
Italy -- 2.1%
ERG S.p.A. (Oils)* ....................          152,100         $    566,664
Gucci Group NV (Apparel and
  Textiles) ...........................           13,452              563,302
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services) .......           45,067              929,507
Instituto Nazionale delle
  Assicurazioni (Insurance) ...........          477,865              969,248
Telecom Italia S.p.A.
  (Telecommunications)* ...............          145,800              932,130
Telecom Italia S.p.A., Saving Shares
  (Telecommunications) ................          445,138            1,266,786
                                                                 ------------
                                                                 $  5,227,637
                                                                 ------------

40 - WGS

Issuer                                              Shares            Value
Foreign Stocks -- continued
Japan -- 7.1%
Aeon Credit Service Co. Ltd.
  (Financial Services) .................            15,600        $    761,648
Bridgestone Corp. (Tire and
  Rubber) ..............................            36,000             783,331
Canon, Inc. (Office Equipment) .........            36,000             841,458
Fuji Photo Film Co. (Photographic
  Products) ............................            24,000             922,651
Fujimi, Inc. (Electronics) .............            15,700             669,960
Keyence Corp. (Electronics) ............             8,410           1,247,986
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................            39,600             423,220
Kirin Beverage Corp. (Beverages) .......            62,000           1,029,679
Nippon Broadcasting System
  (Broadcasting) .......................             9,000             357,066
Nippon Telephone & Telegraph Co.
  (Utilities - Telephone) ..............                74             637,244
NTT Data Communications Systems
  Co. (Computer
  Systems - Software) ..................                21           1,135,091
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................           182,000             195,910
Rohm Co. (Electronics) .................            10,000           1,022,605
Sankyo Co. Ltd. (Pharmaceuticals) ......            22,000             499,000
Secom Co. (Electronics) ................            23,000           1,474,858
Sony Corp. (Electronics) ...............            17,500           1,560,818
Sony Corp. (Electronics) ...............             3,400             308,550
Takeda Chemical Industries
  (Pharmaceuticals) ....................            55,000           1,573,120
TDK Corp. (Electronics) ................            16,000           1,210,518
Terumo Corp. (Pharmaceuticals) .........            48,000             708,596
Ushio, Inc. (Electronics) ..............            97,000             648,109
                                                                  ------------
                                                                  $ 18,011,418
                                                                  ------------
Malaysia -- 0.2%
Tanjong PLC (Entertainment) ............           247,000        $    411,135
                                                                  ------------
Mexico -- 2.7%
Apasco S.A. (Building Materials) .......            30,000        $    208,411
Cemex S.A. de C.V. (Construction)*......           112,687             510,943
Cifra S.A. de C.V. (Retail)* ...........           135,158             333,661
Corporacion GEO S.A. de C.V.
  (Housing)##* .........................             9,500             233,843
Desc S.A. de C.V. (Diversified
  Operations) ..........................               190               1,791
Desc S.A. de C.V., "B" (Conglomerate)               36,000             344,325
Fomento Economico Mexicano S.A.,
  "B" (Beverages) ......................            27,000             216,040
Gruma S.A., "B" (Food Products) ........            51,360             203,886
Grupo Carso S.A. de C.V., "A1"
  (Conglomerates) ......................            91,700             614,291
Grupo Financiero Banamex, "B"
  (Finance)* ...........................           101,300             303,485
Grupo Modelo S.A. de C.V.
  (Brewery) ............................            26,900             226,252
Grupo Televisa S.A., GDR
  (Entertainment)* .....................            12,000             464,250
Hylsamex S.A. de C.V., "B" (Steel) .....            48,000             282,843
Industrias Bachoco S.A., ADR
  (Food Products)* .....................            20,300             395,850
Organiz Soriana, "B" (Real Estate) .....            78,000             343,506
Sanluis Corporacion S.A. de C.V.
  (Conglomerate) .......................            30,700             252,501
Telefonos de Mexico S.A.
  (Utilities - Telephone) ..............           438,460           1,237,435


Issuer                                             Shares            Value
Foreign Stocks -- continued
Mexico -- continued
TV Azteca S.A. de C.V., ADR
  (Broadcasting)* ......................            25,500        $    575,344
                                                                  ------------
                                                                  $  6,748,657
                                                                  ------------
Morocco -- 0.4%
Banque Marocaine du Commerce
  (Banks and Credit Cos.) ..............             4,200        $    250,211
Brasseries du Maroc (Consumer
  Goods and Services)* .................               850             188,034
Credit Eqdom (Financial
  Institutions) ........................               750              87,200
Omnium Nord Africain S.A.
  (Conglomerate) .......................             3,000             260,212
Societe Nationale d' Investissement
  (Conglomerate)* ......................               245              21,049
Societe Nationale d'Investissement
  (Conglomerate) .......................             2,450             210,490
                                                                  ------------
                                                                  $  1,017,196
                                                                  ------------
Netherlands -- 2.8%
Akzo Nobel N.V. (Chemicals) ............             8,944        $  1,543,500
Benckiser N.V., "B" (Consumer
  Goods and Services)* .................            34,400           1,424,701
Brunel International N.V. (Human
  Resources)* ..........................            12,306             235,696
Fugro N.V. (Engineering)* ..............             2,600              79,317
Hunter Douglas N.V., ADR
  (Consumer Goods and
  Services)* ...........................            31,600           1,107,513
Koninklijke Ten Cate (Diversified
  Operations)* .........................            39,838           1,252,681
Philips Electronics N.V.
  (Manufacturing) ......................             6,662             399,891
Royal Dutch Petroleum Co. (Oils) .......            17,912             984,108
                                                                  ------------
                                                                  $  7,027,407
                                                                  ------------
Pakistan -- 0.2%
Hub Power Co. Ltd., GDR
  (Utilities - Electric)* ..............            17,800        $    551,800
                                                                  ------------
Peru -- 1.0%
Alicorp S.A. (Consumer Goods and
  Services)* ...........................           180,000        $    163,156
Compania de Minas Buenaventura
  S.A. (Mining) ........................            37,500             223,073
CPT Telefonica del Peru S.A., "B"
  (Utilities-Telephone) ................           362,974             811,197
Credicorp Ltd. Holdings Co. (Banks
  and Credit Cos.) .....................            23,835             429,030
Telefonica del Peru S.A., ADR
  (Telecommunications) .................            33,876             789,734
                                                                  ------------
                                                                  $  2,416,190
                                                                  ------------
Philippines
Alsons Cement Corp. (Building
  Materials)## .........................         2,009,774        $    100,489
                                                                  ------------
Poland -- 0.6%
Agros Holding S.A. (Food and
  Beverages)* ..........................            10,000        $    207,386
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)*+ ............             5,069              64,803
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)*## ...........            12,990             168,870
Bank Slaski S.A. w Katowicach
  (Banks and Credit Cos.) ..............             1,300              72,017
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment) ...............            32,500             265,909

                                                                        41 - WGS

Issuer                                              Shares           Value
Foreign Stocks -- continued
Poland -- continued
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment) ...............            24,500        $    237,344
Exbud S.A. (Construction)* .............            15,700             147,187
KGHM Polska Miedz S.A., GDR
  (Metals and Minerals)*## .............            21,500             147,275
Zaklady Piwowarske w Zywcu
  (Beverages) ..........................             2,220             186,682
                                                                  ------------
                                                                  $  1,497,473
                                                                  ------------
Portugal -- 2.7%
Banco Espirito Santo e Comercial
  de Lisboa S.A. (Banks and Credit
  Cos.) ................................            46,925        $  1,397,923
Banco Totta e Acores (Banks and
  Credit Cos.) .........................            54,310           1,067,590
Cimentos de Portugal S.A. (Building
  Materials) ...........................            12,746             334,440
Inparsa-Industria e Participacoes,
  SGPS, S.A. (Building Materials)* .....               300               5,565
Inparsa-Industria e Participacoes,
  SGPS, S.A. (Building Materials)* .....               300               5,564
Inparsa-Industria e Participacoes,
  SGPS, S.A. (Conglomerates)* ..........             1,200              22,257
Mota e Companhia S.A.
  (Construction) .......................             9,800             155,649
Portugal Telecom S.A.
  (Utilities - Telephone) ..............            63,610           2,954,742
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais,
  S.A. (Conglomerate) ..................             2,400              97,175
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunications)* ...........             7,202             768,187
                                                                  ------------
                                                                  $  6,809,092
                                                                  ------------
Russia -- 1.1%
Lukoil Oil Co., ADR (Oils) .............            12,720        $  1,157,520
Rostelecom
  (Telecommunications)*## ..............                 9             279,000
Rostelecom, RDC
  (Telecommunications)* ................                 7             248,500
Unified Energy Systems, GDR
  (Utilities-Electric)* ................            26,851             805,530
Vimpel-Communications
  (Telecommunications)* ................             5,682             202,421
                                                                  ------------
                                                                  $  2,692,971
                                                                  ------------
Singapore -- 0.6%
Hong Leong Finance Ltd.
  (Finance)+ ...........................            96,000        $    102,857
Mandarin Oriental International Ltd.
  (Restaurants and Lodgings)* ..........           829,138             555,523
Overseas Union Bank (Finance) ..........           141,000             541,339
Singapore Land Ltd.
  (Conglomerates) ......................           127,000             279,702
                                                                  ------------
                                                                  $  1,479,421
                                                                  ------------
South Africa -- 1.3%
De Beers Centenary AG
  (Diamonds - Precious Stones) .........            11,800        $    239,877
Dimension Data Holdings Ltd.
  (Financial Institutions) .............            65,188             281,098
JD Group Ltd. (Stores)* ................            24,100             147,223
Liberty Life Association of Africa
  Ltd. (Insurance) .....................            25,125             644,892
Nedcor Ltd. (Banks and Credit
  Cos.)* ...............................            27,000             598,768


Issuer                                              Shares            Value
Foreign Stocks -- continued
South Africa -- continued
Real Africa Holdings Ltd.
  (Conglomerate) .......................            71,100        $    148,916
Sasol Ltd. (Oils) ......................            39,100             409,466
South African Breweries Ltd.
  (Brewery) ............................            32,400             798,357
                                                                  ------------
                                                                  $  3,268,597
                                                                  ------------
Spain -- 0.9%
Abengoa S.A. (Construction) ............            11,448        $    550,197
Aceralia Corp. Side (Iron and
  Steel)* ..............................            39,500             485,634
Acerinox S.A. (Iron and Steel) .........             7,685           1,140,371
                                                                  ------------
                                                                  $  2,176,202
                                                                  ------------
Sweden -- 0.9%
Skandia Forsakrings AB (Insurance)                  29,977        $  1,415,686
Sparbanken Sverige AB, "A" (Banks
  and Credit Cos.) .....................            35,709             812,796
                                                                  ------------
                                                                  $  2,228,482
                                                                  ------------
Switzerland -- 1.2%
Julius Baer Holdings (Bank) ............               200        $    371,716
Kuoni Reisen Holdings AG
  (Transportation) .....................               144             540,704
Novartis AG (Pharmaceuticals) ..........             1,273           2,069,138
                                                                  ------------
                                                                  $  2,981,558
                                                                  ------------
Turkey -- 0.6%
Ardem Pisirici ve Isitici Cihazlar
  Sanayii A.S. (Conglomerates) .........         1,222,100        $    126,933
Cimsa Cimento Sanayi ve Ticaret
  A.S. (Construction Services) .........         2,710,500             147,310
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)*## ................            30,800             454,300
Trakya Cam Sanayii A.S.
  (Housewares) .........................         5,396,087             312,817
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.) .........................        10,773,600             411,166
                                                                  ------------
                                                                  $  1,452,526
                                                                  ------------
United Kingdom -- 6.0%
ASDA Group PLC (Supermarkets) ..........           171,599        $    505,592
Bank of Scotland (Banks and Credit
  Cos.)* ...............................            80,831             735,307
British Aerospace PLC (Aerospace
  and Defense) .........................            57,921           1,653,108
British Petroleum PLC (Oils) ...........            94,525           1,252,329
Corporate Services Group PLC
  (Business Services) ..................           249,576             874,477
Danka Business Systems, ADR
  (Business Services) ..................            42,400             675,750
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ............................           573,491           1,415,088
JBA Holdings PLC (Computer
  Systems- Software) ...................            37,859             644,578
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ......................           297,497           1,727,520
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................           112,910           1,471,147
Lucas Variety (Automotive) .............           360,900           1,276,413
PowerGen PLC (Utilities-Electric) ......            84,822           1,105,095
Tomkins PLC (Diversified
  Operations) ..........................           194,414             921,055
Williams Holdings (Diversified
  Operations) ..........................           167,759             932,756
                                                                  ------------
                                                                  $ 15,190,215
                                                                  ------------

42 - WGS

Issuer                                                                            Shares             Value
Foreign Stocks -- continued
Venezuela -- 0.4%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Telecommunications) .................................................           26,023         $  1,083,207
                                                                                                  ------------
  Total Foreign Stocks ..................................................................         $139,774,056
                                                                                                  ------------
U.S. Stocks -- 40.2%
Advertising -- 0.1%
Lamar Advertising Co.* .................................................            1,300         $     51,675
Outdoor Systems, Inc.* .................................................            4,700              180,363
                                                                                                  ------------
                                                                                                  $    232,038
                                                                                                  ------------
Aerospace
Thiokol Corp. ..........................................................            1,400         $    113,750
                                                                                                  ------------
Apparel and Textiles
Tefron Ltd.* ...........................................................              500         $     11,500
                                                                                                  ------------
Automotive -- 0.1%
Avis Rent A Car, Inc.* .................................................            4,200         $    134,138
                                                                                                  ------------
Banks and Credit Companies -- 0.2%
Compass Bancshares, Inc. ...............................................            2,800         $    122,500
First Security Corp. ...................................................            1,500               62,812
First Virginia Banks, Inc. .............................................              900               46,519
Firstar Corp. ..........................................................            1,300               55,169
Interra Financial, Inc. ................................................              500               34,500
Provident Financial Group, Inc. ........................................              900               43,650
Summit Bancorp .........................................................            1,100               58,575
U.S. Trust Corp. .......................................................            1,500               93,937
                                                                                                  ------------
                                                                                                  $    517,662
                                                                                                  ------------
Biotechnology -- 0.4%
Guidant Corp. ..........................................................           16,300         $  1,014,675
                                                                                                  ------------
Building -- 0.2%
Newport News Shipbuilding, Inc. ........................................           24,000         $    610,500
                                                                                                  ------------
Business Machines -- 0.3%
Affiliated Computer Services, Inc.,
  "A"* .................................................................           11,600         $    305,225
Sun Microsystems, Inc.* ................................................           10,300              410,712
                                                                                                  ------------
                                                                                                  $    715,937
                                                                                                  ------------
Business Services -- 5.8%
AccuStaff, Inc.* .......................................................           29,000         $    667,000
BISYS Group, Inc.* .....................................................            8,700              289,275
Cendant Corp.* .........................................................          282,903            9,724,791
Corestaff, Inc.* .......................................................            8,700              230,550
DST Systems, Inc.* .....................................................            3,100              132,331
Fine Host Corp.*[dbldag] ...............................................              700                5,250
First Data Corp. .......................................................           20,802              608,458
Galileo International, Inc. ............................................            2,200               60,775
Ikon Office Solutions, Inc. ............................................              700               19,687
Learning Tree International, Inc.* .....................................           59,550            1,719,506
Mail-Well, Inc.* .......................................................            2,800              113,400
Technology Solutions Co.* ..............................................           40,450            1,066,869
Transaction System Architects, Inc.,
  "A"* .................................................................            1,600               60,800
United Rentals, Inc.* ..................................................              400                7,725
                                                                                                  ------------
                                                                                                  $ 14,706,417
                                                                                                  ------------
Cellular Telephones -- 0.1%
Century Telephone Enterprises, Inc.                                                 6,700         $    333,744
                                                                                                  ------------
Computer Software --
  Personal Computers -- 1.4%
Autodesk, Inc. .........................................................            5,000         $    185,000
Microsoft Corp.* .......................................................           24,600            3,179,550
                                                                                                  ------------
                                                                                                  $  3,364,550
                                                                                                  ------------


Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Computer Software --
  Systems -- 7.8%
Adobe Systems, Inc. ....................................................            1,000         $     41,250
BMC Software, Inc.* ....................................................           50,200            3,294,375
Cadence Design Systems, Inc.* ..........................................          117,600            2,881,200
Compaq Computer Corp. ..................................................            5,000              282,188
Computer Associates International,
  Inc. .................................................................          112,350            5,940,506
Compuware Corp.* .......................................................          100,000            3,200,000
Oracle Corp.* ..........................................................          162,125            3,617,414
Scopus Technology* .....................................................            9,400              112,800
Security Dynamics Technologies, Inc.*                                                 600               21,450
Synopsys, Inc.* ........................................................            6,200              221,650
                                                                                                  ------------
                                                                                                  $ 19,612,833
                                                                                                  ------------
Consumer Goods and Services -- 3.5%
Carson, Inc., "A"* .....................................................           30,000         $    200,625
Dollar Thrifty Automotive Group* .......................................            6,200              127,100
Pier 1 Imports, Inc. ...................................................            2,000               45,250
Service Corp. International ............................................            1,800               66,488
Tyco International Ltd. ................................................          185,496            8,358,913
                                                                                                  ------------
                                                                                                  $  8,798,376
                                                                                                  ------------
Containers
Ivex Packaging Corp.* ..................................................              900         $     21,600
                                                                                                  ------------
Defense Electronics -- 0.1%
Loral Space & Communications Corp.*                                                14,700         $    315,131
                                                                                                  ------------
Electrical Equipment -- 0.2%
CBS Corp.* .............................................................           20,900         $    615,244
                                                                                                  ------------
Electronics -- 0.2%
Altera Corp.* ..........................................................           13,400         $    443,875
Xilinx, Inc.* ..........................................................            4,300              150,769
                                                                                                  ------------
                                                                                                  $    594,644
                                                                                                  ------------
Entertainment -- 3.3%
American Radio Systems Corp., "A"*                                                  7,500         $    399,844
Chancellor Media Corp.* ................................................            4,900              365,662
Clear Channel Communications, Inc.*                                                16,900            1,342,494
Cox Radio, Inc., "A"* ..................................................           26,000            1,046,500
Emmis Broadcasting Corp., "A"* .........................................            6,600              301,125
Gemstar International Group Ltd.* ......................................            5,900              143,813
Harrah's Entertainment, Inc.* ..........................................           14,700              277,462
Hearst-Argyle Television, Inc.* ........................................            5,700              169,575
ITT Corp. * ............................................................              700               58,013
Jacor Communications, Inc.* ............................................           17,700              940,312
LIN Television Corp.* ..................................................           20,400            1,111,800
SFX Broadcasting, Inc., "A"* ...........................................            7,700              617,925
Sinclair Broadcast Group, Inc., "A"*                                                4,700              219,138
Univision Communications, Inc., "A"*                                                9,000              628,312
Viacom, Inc., "B"* .....................................................           15,900              658,856
                                                                                                  ------------
                                                                                                  $  8,280,831
                                                                                                  ------------
Financial Institutions -- 1.6%
Associates First Capital Corp. .........................................            6,200         $    440,975
Charter One Financial, Inc. ............................................            5,660              357,287
Conning Corp.* .........................................................              300                5,025
Consolidated Capital Corp.* ............................................           21,900              444,844
Donaldson Lufkin & Jenrette, Inc. ......................................            3,000              238,500
Franklin Resources, Inc. ...............................................           16,900            1,469,244
Lehman Brothers Holdings, Inc. .........................................            3,200              163,200
LINC Capital, Inc.* ....................................................              400                7,850
Morgan Stanley, Dean Witter,
  Discover & Co. .......................................................            7,300              431,612
Peoples Heritage Financial Group .......................................            2,200              101,200

                                                                        43 - WGS

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Financial Institutions -- continued
Price, T. Rowe & Associates, Inc. ......................................           6,800          $    427,550
Union Planters Corp. ...................................................             900                61,144
                                                                                                  ------------
                                                                                                  $  4,148,431
                                                                                                  ------------
Food and Beverage Products -- 0.2%
Beringer Wine Estates Holdings, "B"*                                                 400          $     15,200
Corn Products International, Inc.* .....................................           1,000                29,813
McCormick & Co., Inc. ..................................................           2,000                56,000
Suiza Foods Corp.* .....................................................           3,300               196,556
Tootsie Roll Industries, Inc. ..........................................           1,200                75,000
Whole Foods Market, Inc.* ..............................................           1,400                71,575
                                                                                                  ------------
                                                                                                  $    444,144
                                                                                                  ------------
Insurance -- 0.2%
ACE Ltd. ...............................................................           1,200          $    115,800
Conseco, Inc. ..........................................................           5,000               227,188
Hartford Life, Inc., "A" ...............................................             800                36,250
                                                                                                  ------------
                                                                                                  $    379,238
                                                                                                  ------------
Machinery -- 0.1%
SI Handling Systems, Inc. ..............................................          13,300          $    182,875
                                                                                                  ------------
Medical and Health Products -- 0.5%
Arterial Vascular Engineering, Inc.* ...................................           9,300          $    604,500
McKesson Corp. .........................................................           1,600               173,100
Mentor Corp. ...........................................................           2,100                76,650
Pathogensis Corp.* .....................................................           3,100               115,087
Safeskin Corp.* ........................................................           2,000               113,500
Zonagen, Inc.* .........................................................           5,200                94,575
                                                                                                  ------------
                                                                                                  $  1,177,412
                                                                                                  ------------
Medical and Health Technology
  and Services -- 2.6%
Columbia/HCA Healthcare Corp. ..........................................             400          $     11,850
Cyberonics, Inc.* ......................................................          29,100               443,775
Foundation Health Systems, Inc.* .......................................             260                 5,818
Health Management Associates,
  Inc., "A"* ...........................................................           2,550                64,387
HEALTHSOUTH Corp.* .....................................................          29,300               813,075
Integrated Health Services, Inc. .......................................           3,600               112,275
Mariner Health Group, Inc.* ............................................           5,200                84,500
Medtronic, Inc. ........................................................           2,700               141,244
Orthodontic Centers of America, Inc.*                                             20,600               342,475
Oxford Health Plans, Inc.* .............................................           9,200               143,175
PacifiCare Health Systems, Inc., "B"*                                              9,000               471,375
Renal Treatment Centers, Inc.* .........................................           9,600               346,800
St. Jude Medical, Inc.* ................................................           1,100                33,550
United Healthcare Corp. ................................................          69,200             3,438,375
VWR Scientific Products Corp.* .........................................           1,800                50,850
                                                                                                  ------------
                                                                                                  $  6,503,524
                                                                                                  ------------
Oil Services -- 0.4%
Cooper Cameron Corp.* ..................................................           3,500          $    213,500
Diamond Offshore Drilling, Inc. ........................................           3,900               187,688
Global Industries Ltd.* ................................................          13,400               227,800
Input/Output, Inc. * ...................................................           2,300                68,281
Noble Drilling Corp.* ..................................................           7,200               220,500
                                                                                                  ------------
                                                                                                  $    917,769
                                                                                                  ------------
Oils -- 0.1%
Veritas DGC, Inc.* .....................................................           1,300          $     51,350
Weatherford Enterra, Inc.* .............................................           2,500               109,375
                                                                                                  ------------
                                                                                                  $    160,725
                                                                                                  ------------
Pollution Control -- 0.1%
Allied Waste Industries, Inc.* .........................................           8,400          $    195,825
                                                                                                  ------------
Printing and Publishing
Applied Graphics Technologies, Inc.*                                               2,100          $    111,825
                                                                                                  ------------


Issuer                                                                            Shares                 Value
U.S. Stocks -- continued
Railroads -- 0.2%
Kansas City Southern Industries, Inc.                                             18,900          $    600,075
                                                                                                  ------------
Real Estate
Starwood Lodging Trust .................................................           1,400          $     81,025
                                                                                                  ------------
Real Estate Investment Trusts
ESG RE Ltd.* ...........................................................             700          $     16,450
Lowes Co., Inc. ........................................................           1,100                52,456
                                                                                                  ------------
                                                                                                  $     68,906
                                                                                                  ------------
Restaurants and Lodging -- 0.4%
Applebee's International, Inc. .........................................          10,900          $    196,881
Promus Hotel Corp.* ....................................................          17,245               724,290
Suburban Lodges of America, Inc.*                                                 10,000               133,125
                                                                                                  ------------
                                                                                                  $  1,054,296
                                                                                                  ------------
Special Products and Services
EduTrek International, Inc., "A"* ......................................             300          $      7,800
Royal Caribbean Cruises Ltd. ...........................................           1,400                74,638
                                                                                                  ------------
                                                                                                  $     82,438
                                                                                                  ------------
Stores -- 4.7%
Consolidated Stores Corp.* .............................................          14,850          $    652,472
Corporate Express, Inc.* ...............................................          41,900               539,463
CVS Corp. ..............................................................          19,000             1,217,187
Dollar General Corp. ...................................................           1,700                61,625
General Nutrition Cos., Inc.* ..........................................          14,500               493,000
Home Depot, Inc. .......................................................          17,350             1,021,481
Linens 'N Things, Inc.* ................................................           2,100                91,613
Micro Warehouse, Inc.* .................................................          24,200               337,288
Office Depot, Inc.* ....................................................          79,800             1,910,212
Republic Industries, Inc.* .............................................          78,700             1,834,694
Rite Aid Corp. .........................................................          37,200             2,183,175
Staples, Inc.* .........................................................          14,200               394,050
U.S. Office Products Co.* ..............................................          53,900             1,057,787
                                                                                                  ------------
                                                                                                  $ 11,794,047
                                                                                                  ------------
Supermarkets -- 0.8%
Albertsons, Inc. .......................................................           1,300          $     61,588
Kroger Co.* ............................................................           2,400                88,650
Meyer (Fred), Inc.* ....................................................          50,150             1,824,206
Safeway, Inc.* .........................................................           2,600               164,450
                                                                                                  ------------
                                                                                                  $  2,138,894
                                                                                                  ------------
Telecommunications -- 3.5%
American Communications
  Services, Inc.* ......................................................           5,700          $     73,031
Aspect Telecommunications Corp.* .......................................           3,900                81,413
Brooks Fiber Properties, Inc.* .........................................           2,100               115,500
Cincinnati Bell, Inc. ..................................................           6,800               210,800
Cisco Systems, Inc.* ...................................................          82,250             4,585,437
Inter-Tel, Inc. ........................................................           5,600               108,500
International Business
  Communications Systems, Inc.*+[dbldag] ...............................          12,600                     0
Intermedia Communications, Inc.* .......................................          21,700             1,318,275
LCI International, Inc.* ...............................................           7,100               218,325
Lucent Technologies, Inc. ..............................................           2,900               231,637
Nextlink Communications, Inc., "A"*                                                4,900               104,431
TCA Cable TV, Inc. .....................................................           1,400                64,400
Tel-Save Holdings, Inc.* ...............................................           3,000                59,625
Teleport Communications Group,
  Inc., "A"* ...........................................................           1,900               104,263
WorldCom, Inc.* ........................................................          51,200             1,548,800
                                                                                                  ------------
                                                                                                  $  8,824,437
                                                                                                  ------------
Utilities -- Telephone -- 1.1%
MCI Communications Corp. ...............................................          65,038          $  2,784,439
                                                                                                  ------------
  Total U.S. Stocks ....................................................................          $101,643,895
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $209,291,511) ....................................................          $241,417,951
                                                                                                  ------------

44 - WGS

Preferred Stocks -- 0.7%

Issuer                                  Shares        Value
Germany -- 0.7%
Wella AG (Cosmetics) (Identified
  Cost, $1,701,602) ................    2,200     $  1,671,118
                                                  ------------
Short-Term Obligations -- 2.6%
                                  Principal Amount
                                   (000 Omitted)
Ford Motor Credit Corp., due
  1/02/98, at Amortized Cost .......   $6,500     $  6,498,781
                                                  ------------
  Total Investments
    (Identified Cost, $217,491,894) .........     $249,587,850
Other Assets,
  Less Liabilities -- 1.1%                           2,814,153
                                                  ------------
  Net Assets -- 100.0% ......................     $252,402,003
                                                  ============

           See portfolio footnotes and notes to financial statements


Portfolio Footnotes:
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.
 [dbldag]Security valued by or at the direction of the Trustees.

Abbreviations have been shown throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

FRF = French Francs
JPY = Japanese Yen



                                                                        45 - WGS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1997


                                                                                                 Capital             Conservative
                                                                                               Appreciation             Growth
Assets:                                                                                           Series                Series
 Investments --                                                                            -------------------   -------------------
  Unaffiliated issuers, at cost ..........................................................   $1,001,732,539       $  917,857,462
  Unrealized appreciation (depreciation) .................................................      315,738,814          237,751,842
                                                                                             --------------       --------------
    Total investments, at value ..........................................................   $1,317,471,353       $1,155,609,304
 Cash ....................................................................................           38,373              122,097
 Foreign currency, at value (Identified cost, $3,862) ....................................             --                   --
 Net receivable for forward foreign currency exchange contracts to sell ..................             --                   --
 Receivable for investments sold .........................................................       12,648,876            1,289,165
 Receivable for Trust shares sold ........................................................        1,141,758            1,983,692
 Interest and dividends receivable .......................................................          975,123            1,685,300
 Other assets ............................................................................            9,177                5,023
                                                                                             --------------       --------------
    Total assets .........................................................................   $1,332,284,660       $1,160,694,581
                                                                                             --------------       --------------
Liabilities:
 Payable for investments purchased .......................................................   $    5,369,547       $    2,293,624
 Payable for Trust shares reacquired .....................................................          513,733              107,986
 Net payable for forward foreign currency exchange contracts to purchase .................             --                   --
 Payable to affiliates --
  Investment advisory fee ................................................................           26,505               17,357
  Administrative fee .....................................................................              521                  463
 Accrued expenses and other liabilities ..................................................          133,867              139,979
                                                                                             --------------       --------------
    Total liabilities ....................................................................   $    6,044,173       $    2,559,409
                                                                                             --------------       --------------
     Net assets ..........................................................................   $1,326,240,487       $1,158,135,172
                                                                                             ==============       ==============
Net assets consist of:
 Paid-in capital .........................................................................   $  861,307,319       $  822,585,008
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
  currencies .............................................................................      315,738,807          237,749,932
 Accumulated undistributed net realized gain (loss) on investments and foreign currency         149,194,361           87,402,202
  transactions
 Accumulated undistributed net investment income .........................................             --             10,398,030
                                                                                             --------------       --------------
     Net assets ..........................................................................   $1,326,240,487       $1,158,135,172
                                                                                             ==============       ==============
 Shares of beneficial interest outstanding ...............................................     33,040,995           34,937,348
                                                                                               ==========           ==========
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of
  beneficial interest outstanding) .......................................................       $40.14               $33.15
                                                                                                 ======               ======



                                                                                                Emerging        International
                                                                                                 Growth            Growth
Assets:                                                                                          Series            Series
 Investments --                                                                            -----------------   --------------
  Unaffiliated issuers, at cost ..........................................................   $392,824,630       $23,539,988
  Unrealized appreciation (depreciation) .................................................     70,643,714          (244,458)
                                                                                             ------------       -----------
    Total investments, at value ..........................................................   $463,468,344       $23,295,530
 Cash ....................................................................................         59,887             9,596
 Foreign currency, at value (Identified cost, $3,862) ....................................           --               3,775
 Net receivable for forward foreign currency exchange contracts to sell ..................           --             189,003
 Receivable for investments sold .........................................................      1,408,976            79,532
 Receivable for Trust shares sold ........................................................         97,203            10,686
 Interest and dividends receivable .......................................................         93,815            31,937
 Other assets ............................................................................          2,202             4,281
                                                                                             ------------       -----------
    Total assets .........................................................................   $465,130,427       $23,624,340
                                                                                             ------------       -----------
Liabilities:
 Payable for investments purchased .......................................................   $  7,593,626       $    62,608
 Payable for Trust shares reacquired .....................................................        115,392            17,610
 Net payable for forward foreign currency exchange contracts to purchase .................           --             123,968
 Payable to affiliates --
  Investment advisory fee ................................................................          9,018               630
  Administrative fee .....................................................................            187                10
 Accrued expenses and other liabilities ..................................................         60,786            18,408
                                                                                             ------------       -----------
    Total liabilities ....................................................................   $  7,779,009       $   223,234
                                                                                             ------------       -----------
     Net assets ..........................................................................   $457,351,418       $23,401,106
                                                                                             ============       ===========
Net assets consist of:
 Paid-in capital .........................................................................   $370,688,156       $23,987,294
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
  currencies .............................................................................     70,643,694          (180,373)
 Accumulated undistributed net realized gain (loss) on investments and foreign currency        16,019,568          (529,992)
  transactions
 Accumulated undistributed net investment income .........................................           --             124,177
                                                                                             ------------       -----------
     Net assets ..........................................................................   $457,351,418       $23,401,106
                                                                                             ============       ===========
 Shares of beneficial interest outstanding ...............................................    25,403,837         2,425,493
                                                                                              ==========         =========
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of
  beneficial interest outstanding) .......................................................      $18.00             $9.65
                                                                                                ======             =====

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1997 -- continued


                                                                                                                 MFS/Foreign &
                                                                                                                    Colonial
                                                                                                                    Emerging
                                                                                                Managed             Markets
                                                                                                Sectors              Equity
Assets:                                                                                          Series              Series
 Investments --                                                                            -----------------    ---------------
  Unaffiliated issuers, at cost ..........................................................   $295,702,363       $25,014,734
  Unrealized appreciation (depreciation) .................................................     37,879,727        (1,273,023)
                                                                                             ------------       -----------
    Total investments, at value ..........................................................   $333,582,090       $23,741,711
 Cash ....................................................................................         38,942            36,329
 Foreign currency, at value (identified cost, $331,618 and $607, respectively) ...........          --              330,681
 Receivable for investments sold .........................................................     10,177,436            48,508
 Receivable for Trust shares sold ........................................................        332,004            34,898
 Interest and dividends receivable .......................................................        186,812            25,183
 Receivable from investment adviser ......................................................          --                 --
                                                                                             ------------       -----------
 Other assets ............................................................................          2,337             1,874
                                                                                             ------------       -----------
    Total assets .........................................................................   $344,319,621       $24,219,184
                                                                                             ------------       -----------
Liabilities:
 Payable for investments purchased .......................................................   $    159,167       $     9,935
 Payable for Trust shares reacquired .....................................................         81,985             9,524
 Written options outstanding, at value (premiums received, $744,818) .....................      3,388,550             --
 Payable to affiliates --
  Investment advisory fee ................................................................          6,861               827
  Administrative fee .....................................................................            139                10
 Accrued expenses and other liabilities ..................................................         55,482            17,437
                                                                                             ------------       -----------
    Total liabilities ....................................................................   $  3,692,184       $    37,733
                                                                                             ------------       -----------
     Net assets ..........................................................................   $340,627,437       $24,181,451
                                                                                             ============       ===========
Net assets consist of:
 Paid-in capital .........................................................................   $253,731,669       $24,938,566
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
  currencies .............................................................................     35,235,995        (1,274,291)
 Accumulated undistributed net realized gain on investments and foreign currency               51,659,773           215,066
  transactions
 Accumulated undistributed net investment income .........................................          --              302,110
                                                                                             ------------       -----------
     Net assets ..........................................................................   $340,627,437       $24,181,451
                                                                                             ============       ===========
 Shares of beneficial interest outstanding ...............................................    11,681,294         2,191,168
                                                                                              ==========         =========
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of beneficial
  interest outstanding) ..................................................................      $29.16             $11.04
                                                                                                ======             ======




                                                                                                                    Research
                                                                                                                     Growth
                                                                                                                      and
                                                                                                Research             Income
Assets:                                                                                          Series              Series
 Investments --                                                                            -----------------    ---------------
  Unaffiliated issuers, at cost ..........................................................   $577,387,763        $6,496,289
  Unrealized appreciation (depreciation) .................................................     86,818,762           217,266
                                                                                             ------------        ----------
    Total investments, at value ..........................................................   $664,206,525        $6,713,555
 Cash ....................................................................................         73,303             8,256
 Foreign currency, at value (identified cost, $331,618 and $607, respectively) ...........          --                  607
 Receivable for investments sold .........................................................      7,869,107              --
 Receivable for Trust shares sold ........................................................        583,722            85,640
 Interest and dividends receivable .......................................................        779,898            10,737
 Receivable from investment adviser ......................................................           --               5,017
                                                                                             ------------        ----------
 Other assets ............................................................................          2,857              --
                                                                                             ------------        ----------
    Total assets .........................................................................   $673,515,412        $6,823,812
                                                                                             ------------        ----------
Liabilities:
 Payable for investments purchased .......................................................   $  3,108,858        $  276,735
 Payable for Trust shares reacquired .....................................................            442              --
 Written options outstanding, at value (premiums received, $744,818) .....................          --                 --
 Payable to affiliates --
  Investment advisory fee ................................................................         12,946               131
  Administrative fee .....................................................................            274              --
 Accrued expenses and other liabilities ..................................................         90,659             6,956
                                                                                             ------------        ----------
    Total liabilities ....................................................................   $  3,213,179        $  283,822
                                                                                             ------------        ----------
     Net assets ..........................................................................   $670,302,233        $6,539,990
                                                                                             ============        ==========
Net assets consist of:
 Paid-in capital .........................................................................   $549,887,544        $6,240,284
 Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign
  currencies .............................................................................     86,818,216           217,276
 Accumulated undistributed net realized gain on investments and foreign currency               31,787,102            62,725
  transactions
 Accumulated undistributed net investment income .........................................      1,809,371            19,705
                                                                                             ------------        ----------
     Net assets ..........................................................................   $670,302,233        $6,539,990
                                                                                             ============        ==========
 Shares of beneficial interest outstanding ...............................................    34,495,930           593,421
                                                                                              ==========           =======
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of beneficial
  interest outstanding) ..................................................................       $19.43             $11.02
                                                                                                 ======             ======

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1997 -- continued


                                                                                                  Total
                                                                                                  Return              Utilities
Assets:                                                                                           Series                Series
 Investments --                                                                            -------------------    -----------------
  Unaffiliated issuers, at cost ..........................................................   $1,437,489,560        $107,466,133
  Unrealized appreciation ................................................................      255,728,623          14,961,539
                                                                                             --------------        ------------
    Total investments, at value ..........................................................   $1,693,218,183        $122,427,672
 Cash ....................................................................................          942,369              51,533
 Foreign currency, at value (identified cost, $18 and $81,974, respectively) .............             --                    18
 Net receivable for foreign currency exchange contracts closed or subject to master                    --                  --
  netting agreements
 Receivable for investments sold .........................................................        1,049,618           3,702,998
 Receivable for Trust shares sold ........................................................        1,013,194             260,681
 Interest and dividends receivable .......................................................       11,264,900             499,899
 Other assets ............................................................................           11,744                 621
                                                                                             --------------        ------------
    Total assets .........................................................................   $1,707,500,008        $126,943,422
                                                                                             --------------        ------------
Liabilities:
 Cash overdraft ..........................................................................   $         --          $       --
 Payable for investments purchased .......................................................       11,050,401           3,893,076
 Payable for Trust shares reacquired .....................................................          170,675               1,921
 Payable to affiliates --
  Investment advisory fee ................................................................           30,463               2,515
  Administrative fee .....................................................................              647                  50
 Accrued expenses and other liabilities ..................................................          139,680              37,393
                                                                                             --------------        ------------
    Total liabilities ....................................................................   $   11,391,866        $  3,934,955
                                                                                             --------------        ------------
     Net assets ..........................................................................   $1,696,108,142        $123,008,467
                                                                                             ==============        ============
Net assets consist of:
 Paid-in capital .........................................................................   $1,240,222,153        $ 89,591,020
 Unrealized appreciation on investments and translation of assets and liabilities in            255,726,385          14,960,322
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                143,867,943          15,608,372
  transactions
 Accumulated undistributed net investment income .........................................       56,291,661           2,848,753
                                                                                             --------------        ------------
     Net assets ..........................................................................   $1,696,108,142        $123,008,467
                                                                                             ==============        ============
 Shares of beneficial interest outstanding ...............................................     79,565,017            7,496,256
                                                                                               ==========            ========
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of beneficial
  interest outstanding) ..................................................................       $21.32               $16.41
                                                                                                 ======               ======



                                                                                                                       World
                                                                                                  Value                Growth
Assets:                                                                                          Series                Series
 Investments --                                                                             ----------------     -----------------
  Unaffiliated issuers, at cost ..........................................................    $81,082,166         $217,491,894
  Unrealized appreciation ................................................................      7,059,531           32,095,956
                                                                                              -----------         ------------
    Total investments, at value ..........................................................    $88,141,697         $249,587,850
 Cash ....................................................................................         10,267                 --
 Foreign currency, at value (identified cost, $18 and $81,974, respectively) .............           --                 81,704
 Net receivable for foreign currency exchange contracts closed or subject to master                 2,641                 --
  netting agreements
 Receivable for investments sold .........................................................        109,471            3,341,853
 Receivable for Trust shares sold ........................................................        464,851               63,987
 Interest and dividends receivable .......................................................         61,110              273,581
 Other assets ............................................................................            145                1,784
                                                                                              -----------         ------------
    Total assets .........................................................................    $88,790,182         $253,350,759
                                                                                              -----------         ------------
Liabilities:
 Cash overdraft ..........................................................................    $      --           $    323,103
 Payable for investments purchased .......................................................      1,008,060              521,470
 Payable for Trust shares reacquired .....................................................             26                7,402
 Payable to affiliates --
  Investment advisory fee ................................................................          1,771                6,173
  Administrative fee .....................................................................             35                  103
 Accrued expenses and other liabilities ..................................................         36,697               90,505
                                                                                              -----------         ------------
    Total liabilities ....................................................................    $ 1,046,589         $    948,756
                                                                                              -----------         ------------
     Net assets ..........................................................................    $87,743,593         $252,402,003
                                                                                              ===========         ============
Net assets consist of:
 Paid-in capital .........................................................................    $75,505,594         $201,325,550
 Unrealized appreciation on investments and translation of assets and liabilities in            7,061,939           32,091,042
  foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency                4,644,850           18,469,953
  transactions
 Accumulated undistributed net investment income .........................................        531,210              515,458
                                                                                              -----------         ------------
     Net assets ..........................................................................    $87,743,593         $252,402,003
                                                                                              ===========         ============
 Shares of beneficial interest outstanding ...............................................     6,297,117           17,188,468
                                                                                               =========           ==========
 Net asset value, offering price, and redemption price per share (net assets
[divided by] shares of beneficial
  interest outstanding) ..................................................................      $13.93               $14.68
                                                                                                ======               ======

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1997


                                                                                             Capital             Conservative
                                                                                          Appreciation              Growth
Net investment income:                                                                       Series                 Series
 Income --                                                                             ------------------      ----------------
  Interest ...........................................................................   $  1,701,357            $  1,947,980
  Dividends ..........................................................................      6,624,318              13,707,675
  Foreign taxes withheld .............................................................        (59,747)                (77,103)
                                                                                          ------------           ------------
   Total investment income ...........................................................   $  8,265,928            $ 15,578,552
                                                                                          ------------           ------------
 Expenses --
  Investment advisory fees ...........................................................   $  8,924,179            $  4,647,665
  Trustees' fees .....................................................................          6,563                   6,563
  Administrative fee .................................................................        139,933                 102,188
  Custodian fee ......................................................................        368,042                 294,779
  Printing expense ...................................................................         47,416                  64,739
  Auditing fee .......................................................................         35,456                  33,026
  Legal fee ..........................................................................          1,633                   1,456
  Miscellaneous ......................................................................         18,894                   7,722
                                                                                          ------------           ------------
   Total expenses ....................................................................   $  9,542,116            $  5,158,138
  Waiver of expenses by investment adviser ...........................................           --                      --
  Fees paid indirectly ...............................................................           --                   (21,395)
                                                                                          ------------           ------------
   Net expenses ......................................................................   $  9,542,116            $  5,136,743
                                                                                          ------------           ------------
    Net investment income (loss) .....................................................   $ (1,276,188)           $ 10,441,809
                                                                                          ------------           ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $150,397,627            $ 87,805,799
  Foreign currency transactions ......................................................        (25,366)                (42,521)
                                                                                         ------------            ------------
    Net realized gain (loss) on investments and foreign currency transactions ........   $150,372,261            $ 87,763,278
                                                                                         ------------            ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $ 96,165,773            $127,469,506
  Translation of assets and liabilities in foreign currencies ........................             (7)                 (1,734)
                                                                                         -------------           ------------
   Net unrealized gain (loss) on investments and foreign currency translation ........   $ 96,165,766            $127,467,772
                                                                                         -------------           ------------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $246,538,027            $215,231,050
                                                                                         -------------           ------------
     Increase (decrease) in net assets from operations ...............................   $245,261,839            $225,672,859
                                                                                         =============           ============



                                                                                            Emerging            International
                                                                                             Growth                Growth
Net investment income:                                                                       Series                Series
 Income --                                                                              ----------------       --------------
  Interest ...........................................................................    $ 1,109,787            $ 155,535
  Dividends ..........................................................................        580,872              229,786
  Foreign taxes withheld .............................................................        (11,524)             (26,225)
                                                                                          -----------            ---------
   Total investment income ...........................................................    $ 1,679,135            $ 359,096
                                                                                          -----------            ---------
 Expenses --
  Investment advisory fees ...........................................................    $ 2,590,450            $ 152,802
  Trustees' fees .....................................................................          6,563                6,563
  Administrative fee .................................................................         42,251                1,997
  Custodian fee ......................................................................        137,967               24,267
  Printing expense ...................................................................         28,815                3,325
  Auditing fee .......................................................................         48,196               10,706
  Legal fee ..........................................................................          1,732                1,032
  Miscellaneous ......................................................................          4,260                  --
                                                                                          -----------            ---------
   Total expenses ....................................................................      2,860,234            $ 200,692
  Waiver of expenses by investment adviser ...........................................           --                (26,067)
  Fees paid indirectly ...............................................................        (16,686)              (8,293)
                                                                                          -----------            ---------
   Net expenses ......................................................................    $ 2,843,548            $ 166,332
                                                                                          -----------            ---------
    Net investment income (loss) .....................................................    $(1,164,413)           $ 192,764
                                                                                          -----------            ---------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................    $18,180,434            $(638,126)
  Foreign currency transactions ......................................................       (106,491)              61,329
                                                                                          -----------            ---------
    Net realized gain (loss) on investments and foreign currency transactions ........    $18,073,943            $(576,797)
                                                                                          -----------            ---------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................    $48,269,918            $(168,236)
  Translation of assets and liabilities in foreign currencies ........................            (20)              65,793
                                                                                          -----------            ---------
   Net unrealized gain (loss) on investments and foreign currency translation ........    $48,269,898            $(102,443)
                                                                                          -----------            ---------
    Net realized and unrealized gain (loss) on investments and foreign currency ......    $66,343,841            $(679,240)
                                                                                          -----------            ---------
     Increase (decrease) in net assets from operations ...............................    $65,179,428            $(486,476)
                                                                                          ===========            =========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1997 -- continued


                                                                                                               MFS/Foreign &
                                                                                                                 Colonial
                                                                                                                 Emerging
                                                                                           Managed                Markets
                                                                                           Sectors                Equity
Net investment income:                                                                      Series                Series
 Income --                                                                             --------------       ------------------
  Interest ...........................................................................  $   679,542            $    92,618
  Dividends ..........................................................................    1,171,569                328,545
  Foreign taxes withheld .............................................................       (5,592)               (10,893)
                                                                                        -----------            -----------
   Total investment income ...........................................................  $ 1,845,519            $   410,270
                                                                                        -----------            -----------
 Expenses --
  Investment advisory fees ...........................................................  $ 2,276,250            $   214,650
  Trustees' fees .....................................................................        6,563                  7,211
  Administrative fees ................................................................       36,252                  2,262
  Custodian fees .....................................................................      124,665                 21,634
  Printing expenses ..................................................................       12,711                  2,632
  Auditing fees ......................................................................       34,015                 16,174
  Legal fees .........................................................................        2,357                  3,353
  Miscellaneous ......................................................................        7,060                 --
                                                                                        -----------            -----------
   Total expenses ....................................................................  $ 2,499,873            $   267,916
  Waiver of expenses by investment adviser ...........................................      --                     (83,132)
  Fees paid indirectly ...............................................................       (5,630)               (12,438)
                                                                                        -----------            -----------
   Net expenses ......................................................................  $ 2,494,243            $   172,346
                                                                                        -----------            -----------
    Net investment income (loss) .....................................................  $  (648,724)           $   237,924
                                                                                        -----------            -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $49,478,091            $   303,994
  Written option transactions ........................................................    2,420,636                 --
  Foreign currency transactions ......................................................       (8,796)               (14,382)
                                                                                        -----------            -----------
    Net realized gain on investments and foreign currency transactions ...............  $51,889,931            $   289,612
                                                                                        -----------            -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................  $17,197,291            $(1,317,253)
  Written options ....................................................................   (2,643,732)                --
  Translation of assets and liabilities in foreign currencies ........................      --                      (1,268)
                                                                                        -----------            -----------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $14,553,559            $(1,318,521)
                                                                                        -----------            -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......  $66,443,490            $(1,028,909)
                                                                                        -----------            -----------
     Increase (decrease) in net assets from operations ...............................  $65,794,766            $  (790,985)
                                                                                        ===========            ===========


                                                                                                                Research
                                                                                                                 Growth
                                                                                                                  and
                                                                                            Research             Income
Net investment income:                                                                       Series              Series*
 Income --                                                                              ---------------       -----------
  Interest ...........................................................................    $   932,942          $ 20,933
  Dividends ..........................................................................      4,955,109            24,249
  Foreign taxes withheld .............................................................        (89,972)             (251)
                                                                                          -----------          --------
   Total investment income ...........................................................    $ 5,798,079          $ 44,931
                                                                                          -----------          --------
 Expenses --
  Investment advisory fees ...........................................................    $ 3,593,814          $ 12,559
  Trustees' fees .....................................................................          6,563             6,563
  Administrative fees ................................................................         60,939             --
  Custodian fees .....................................................................        202,431               747
  Printing expenses ..................................................................         37,974             1,154
  Auditing fees ......................................................................         50,085             8,150
  Legal fees .........................................................................          1,092             1,307
  Miscellaneous ......................................................................          3,039               279
                                                                                          -----------          --------
   Total expenses ....................................................................    $ 3,955,937          $ 30,759
  Waiver of expenses by investment adviser ...........................................         --                (5,017)
  Fees paid indirectly ...............................................................         (7,335)             (706)
                                                                                          -----------          --------
   Net expenses ......................................................................    $ 3,948,602          $ 25,036
                                                                                          -----------          --------
    Net investment income (loss) .....................................................    $ 1,849,477          $ 19,895
                                                                                          -----------          --------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................    $31,914,733          $ 62,725
  Written option transactions ........................................................         --                 --
  Foreign currency transactions ......................................................        (38,968)             (190)
                                                                                          -----------          --------
    Net realized gain on investments and foreign currency transactions ...............    $31,875,765          $ 62,535
                                                                                          -----------          --------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................    $54,471,223          $217,266
  Written options ....................................................................         --                 --
  Translation of assets and liabilities in foreign currencies ........................           (323)               10
                                                                                          -----------          --------
   Net unrealized gain (loss) on investments and foreign currency translation ........    $54,470,900          $217,276
                                                                                          -----------          --------
    Net realized and unrealized gain (loss) on investments and foreign currency ......    $86,346,665          $279,811
                                                                                          -----------          --------
     Increase (decrease) in net assets from operations ...............................    $88,196,142          $299,706
                                                                                          ===========          ========

*For the period from the commencement of the Series' investment operations, May
 13, 1997, through December 31, 1997.

                            See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1997 -- continued

                                                                           Total                                        World
                                                                          Return         Utilities         Value        Growth
Net investment income:                                                    Series           Series         Series        Series
 Income --                                                            -------------     -----------    -----------   -----------
  Interest ........................................................... $ 45,354,260     $ 1,066,074    $   557,980   $   637,906
  Dividends ..........................................................   21,921,283       2,615,298        374,331     2,710,179
  Foreign taxes withheld .............................................     (178,054)        (82,796)       (13,377)     (193,782)
                                                                       ------------     -----------    -----------   -----------
   Total investment income ........................................... $ 67,097,489     $ 3,598,576    $   918,934   $ 3,154,303
                                                                       ------------     -----------    -----------   -----------
 Expenses --
  Investment advisory fees ........................................... $ 10,008,562     $   669,213    $   357,471   $ 2,124,944
  Trustees' fee ......................................................        6,563           6,563          6,563         6,563
  Administrative fee .................................................      168,648          10,639          5,923        28,218
  Custodian fee ......................................................      422,327          45,917         28,026       164,787
  Printing expense ...................................................       44,469           6,792          7,720        16,551
  Auditing fee .......................................................       34,381          29,334         23,519        66,940
  Legal fee ..........................................................        1,466           1,243          1,341         1,082
  Miscellaneous ......................................................       47,509           4,241            508         7,240
                                                                       ------------     -----------    -----------   -----------
   Total expenses .................................................... $ 10,733,925     $   773,942    $   431,071   $ 2,416,325
  Waiver of expenses by investment adviser ...........................       --              --            (61,335)       --
  Fees paid indirectly ...............................................      (42,377)         (1,555)        (2,672)       (4,598)
                                                                       ------------     -----------    -----------   -----------
   Net expenses ...................................................... $ 10,691,548     $   772,387    $   367,064   $ 2,411,727
                                                                       ------------     -----------    -----------   -----------
    Net investment income ............................................ $ 56,405,941     $ 2,826,189    $   551,870   $   742,576
                                                                       ------------     -----------    -----------   -----------
Realized and unrealized gain (loss) on investments
 and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................ $143,892,454     $15,687,254    $ 4,647,655   $19,381,091
  Written option transactions ........................................      (10,888)         --             --            --
  Foreign currency transactions ......................................      (18,592)         (4,796)       (20,526)     (190,803)
                                                                       ------------     -----------    -----------   -----------
   Net realized gain on investments and foreign currency transactions. $143,862,974     $15,682,458    $ 4,627,129   $19,190,288
                                                                       ------------     -----------    -----------   -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................ $ 97,588,861     $ 8,440,807    $ 6,585,529   $11,910,205
  Translation of assets and liabilities in foreign currencies ........         (669)         (1,556)         2,391        (3,989)
                                                                       ------------     -----------    -----------   -----------
   Net unrealized gain on investments and foreign currency
     translation                                                       $ 97,588,192     $ 8,439,251    $ 6,587,920   $11,906,216
                                                                       ------------     -----------    -----------   -----------
    Net realized and unrealized gain on investments and
     foreign currency ................................................ $241,451,166     $24,121,709    $11,215,049   $31,096,504
                                                                       ------------     -----------    -----------   -----------
     Increase in net assets from operations .......................... $297,857,107     $26,947,898    $11,766,919   $31,839,080
                                                                       ============     ===========    ===========   ===========

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997


                                                                   Capital         Conservative       Emerging
                                                                Appreciation          Growth           Growth     International
Increase (decrease) in net assets:                                 Series             Series           Series     Growth Series
From operations --                                             --------------     --------------    ------------  -------------
 Net investment income (loss) ................................ $   (1,276,188)    $   10,441,809    $ (1,164,413)  $   192,764
 Net realized gain (loss) on investments and foreign
   currency transactions .....................................    150,372,261         87,763,278      18,073,943      (576,797)
 Net unrealized gain (loss) on investments and foreign
   currency translation ......................................     96,165,766        127,467,772      48,269,898      (102,443)
                                                               --------------     --------------    ------------   -----------
  Increase (decrease) in net assets from operations .......... $  245,261,839     $  225,672,859    $ 65,179,428   $  (486,476)
                                                               --------------     --------------    ------------   -----------
Distributions declared to shareholders --
 From net investment income .................................. $         --       $   (7,189,349)   $   (188,684)  $   (24,244)
 From net realized gain on investments and foreign
   currency transactions .....................................   (104,376,322)       (31,498,498)     (1,150,020)         --
 In excess of net investment income ..........................           --                 --              (916)         --
                                                               --------------     --------------    ------------   -----------
   Total distributions declared to shareholders .............. $ (104,376,322)    $  (38,687,847)   $ (1,339,620)  $   (24,244)
                                                               --------------     --------------    ------------   -----------
Net increase in net assets from Trust share transactions ..... $  123,723,539     $  400,142,125    $142,685,385   $18,386,603
                                                               --------------     --------------    ------------   -----------
   Total increase In net assets .............................. $  264,609,056     $  587,127,137    $206,525,193   $17,875,883
Net assets:
 At beginning of year ........................................  1,061,631,431        571,008,035     250,826,225     5,525,223
                                                               --------------     --------------    ------------   -----------
 At end of year .............................................. $1,326,240,487     $1,158,135,172    $457,351,418   $23,401,106
                                                               ==============     ==============    ============   ===========
Accumulated undistributed net investment income included
   in net assets at end of year .............................. $         --       $   10,398,030    $       --     $   124,177
                                                               ==============     ==============    ============   ===========


                                                                                 MFS/Foreign &                      Research
                                                                                    Colonial                         Growth
                                                                  Managed           Emerging                          and
                                                                  Sectors           Markets          Research        Income
Increase (decrease) in net assets:                                 Series        Equity Series        Series         Series*
From operations --                                             -------------     ------------     -------------    ----------
 Net investment income (loss) ...............................  $    (648,724)    $    237,924     $   1,849,477    $   19,895
 Net realized gain on investments and foreign currency
   transactions .............................................     51,889,931          289,612        31,875,765        62,535
 Net unrealized gain (loss) on investments and foreign
   currency translation .....................................     14,553,559       (1,318,521)       54,470,900       217,276
                                                               -------------     ------------     -------------    ----------
  Increase (decrease) in net assets from operations .........  $  65,794,766     $   (790,985)    $  88,196,142    $  299,706
                                                               -------------     ------------     -------------    ----------
Distributions declared to shareholders --
 From net investment income .................................  $    (196,596)    $     (7,806)    $    (954,883)   $     --
 From net realized gain on investments and foreign
   currency transactions ....................................    (31,648,262)            --         (12,012,838)         --
                                                               -------------     ------------     -------------    ----------
   Total distributions declared to shareholders .............  $ (31,844,858)    $     (7,806)    $ (12,967,721)   $     --
                                                               -------------     ------------     -------------    ----------
Net increase in net assets from Trust share transactions ....  $  40,309,615     $ 21,708,805     $ 269,684,599    $6,240,284
                                                               -------------     ------------     -------------    ----------
   Total increase in net assets .............................  $  74,259,523     $ 20,910,014     $ 344,913,020    $6,539,990
Net assets:
 At beginning of year .......................................    266,367,914        3,271,437       325,389,213          --
                                                               -------------     ------------     -------------    ----------
 At end of year .............................................  $ 340,627,437     $ 24,181,451     $ 670,302,233    $6,539,990
                                                               =============     ============     =============    ==========
Accumulated undistributed net investment income included
   in net assets at end of year .............................  $        --       $    302,110     $   1,809,371    $   19,705
                                                               =============     ============     =============    ==========

*For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997 -- continued

                                                                    Total                                            World
                                                                    Return          Utilities         Value         Growth
Increase (decrease) in net assets:                                  Series           Series          Series         Series
From operations --                                             --------------     ------------    -----------    ------------
 Net investment income ....................................... $   56,405,941     $  2,826,189    $   551,870    $    742,576
 Net realized gain on investments and foreign
   currency transactions .....................................    143,862,974       15,682,458      4,627,129      19,190,288
 Net unrealized gain on investments and foreign
   currency translation ......................................     97,588,192        8,439,251      6,587,920      11,906,216
                                                               --------------     ------------    -----------    ------------
  Increase in net assets from operations ..................... $  297,857,107     $ 26,947,898    $11,766,919    $ 31,839,080
                                                               --------------     ------------    -----------    ------------
Distributions declared to shareholders --
 From net investment income .................................. $  (49,958,857)    $ (2,296,378)   $   (65,700)   $ (1,004,799)
 From net realized gain on investments and foreign
   currency transactions .....................................    (96,304,382)      (7,017,680)      (222,129)     (4,111,083)
                                                               --------------     ------------    -----------    ------------
   Total distributions declared to shareholders .............. $ (146,263,239)    $ (9,314,058)   $  (287,829)   $ (5,115,882)
                                                               --------------     ------------    -----------    ------------
Net increase in net assets from Trust share transactions ..... $  209,492,111     $ 34,694,449    $59,564,648    $ 22,573,299
                                                               --------------     ------------    -----------    ------------
   Total increase in net assets .............................. $  361,085,979     $ 52,328,289    $71,043,738    $ 49,296,497
Net assets:
 At beginning of year ........................................  1,335,022,163       70,680,178     16,699,855     203,105,506
                                                               --------------     ------------    -----------    ------------
 At end of year .............................................. $1,696,108,142     $123,008,467    $87,743,593    $252,402,003
                                                               ==============     ============    ===========    ============
Accumulated undistributed net investment income
   included in net assets at end of year ..................... $   56,291,661     $  2,848,753    $   531,210    $    515,458
                                                               ==============     ============    ===========    ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996


                                                                   Capital       Conservative       Emerging
                                                                Appreciation        Growth           Growth     International
Increase (decrease) in net assets:                                 Series           Series           Series     Growth Series+
From operations --                                           ---------------    -------------    ------------   --------------
 Net investment income (loss) ..............................  $     (494,702)   $   7,196,530    $    191,629     $   22,420
 Net realized gain (loss) on investments and foreign
   currency transactions ...................................     103,809,599       31,413,840         278,667        (13,360)
 Net unrealized gain (loss) on investments and foreign
   currency translation ....................................      78,680,700       58,920,592      16,792,021        (77,930)
                                                              --------------    -------------    ------------     ----------
  Increase (decrease) in net assets from operations ........  $  181,995,597    $  97,530,962    $ 17,262,317     $  (68,870)
                                                              --------------    -------------    ------------     ----------
Distributions declared to shareholders --
 From net investment income ................................  $     (850,749)   $  (4,723,151)   $   (223,677)    $   --
 From net realized gain on investments and foreign
   currency transactions                                         (75,199,375)     (10,911,137)             --         --
                                                              --------------    -------------    ------------    -----------
   Total distributions declared to shareholders ............  $  (76,050,124)   $ (15,634,288)   $   (223,677)    $   --
                                                              --------------    -------------    ------------    -----------
Net increase in net assets from Trust share transactions ...  $  158,584,266    $ 187,087,749    $166,532,798     $5,594,093
                                                              --------------    -------------    ------------    -----------
   Total increase in net assets ............................  $  264,529,739    $ 268,984,423    $183,571,438     $5,525,223
Net assets:
 At beginning of year ......................................     797,101,692      302,023,612      67,254,787         --
                                                              --------------    -------------    ------------    -----------
 At end of year ............................................  $1,061,631,431    $ 571,008,035    $250,826,225     $5,525,223
                                                              ==============    =============    ============    ===========
Accumulated undistributed net investment income included
   in net assets at end of year                               $     --          $   7,188,091    $    188,684     $   16,864
                                                              ==============    =============    ============    ===========

                                                                                               MFS/Foreign &
                                                                                                  Colonial
                                                                                  Managed         Emerging
                                                                                  Sectors         Markets          Research
Increase (decrease) in net assets:                                                 Series      Equity Series++      Series
From operations --                                                             -------------   --------------   ------------
 Net investment income ......................................................  $     206,805    $    7,100      $    972,234
 Net realized gain (loss) on investments and foreign currency transactions ..     31,504,082        (9,654)       11,923,794
 Net unrealized gain on investments and foreign currency translation ........      6,002,049        44,230        25,455,574
                                                                               -------------    ----------      ------------
  Increase in net assets from operations ....................................  $  37,712,936    $   41,676      $ 38,351,602
                                                                               -------------    ----------      ------------
Distributions declared to shareholders --
 From net investment income .................................................  $    (637,050)   $    --         $   (328,089)
 From net realized gain on investments and foreign currency transactions ....    (28,755,283)        --           (1,843,286)
                                                                               -------------    ----------      ------------
   Total distributions declared to shareholders .............................  $ (29,392,333)   $    --         $ (2,171,375)
                                                                               -------------    ----------      ------------
Net increase in net assets from Trust share transactions ....................  $  63,696,532    $3,229,761      $217,380,873
                                                                               -------------    ----------      ------------
   Total increase in net assets .............................................  $  72,017,135    $3,271,437      $253,561,100
                                                                               -------------    ----------      ------------
Net assets:
 At beginning of year .......................................................    194,350,779         --           71,828,113
                                                                               -------------    ----------      ------------
 At end of year .............................................................  $ 266,367,914    $3,271,437      $325,389,213
                                                                               =============    ==========      ============
Accumulated undistributed net investment income included in net
   assets at end of year ....................................................  $     196,586    $    2,742      $    953,745
                                                                               =============    ==========      ============

 +For the period from the commencement of the Series' investment operations,
  June 3, 1996, through December 31, 1996.
++For the period from the commencement of the Series' investment operations, June 5, 1996, through December 31, 1996.


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1996 -- continued


                                                                            Total                                        World
                                                                            Return        Utilities        Value        Growth
Increase (decrease) in net assets:                                          Series         Series         Series+       Series
From operations --                                                     --------------   ------------   ----------- --------------
 Net investment income ............................................... $   50,133,901   $  2,361,477   $    66,130  $     327,326
 Net realized gain on investments and foreign currency transactions ..     96,340,959      6,976,719       218,760      4,230,851
 Net unrealized gain on investments and foreign currency translation .     15,773,783      1,890,721       474,019     15,684,144
                                                                       --------------   ------------   -----------  -------------
  Increase in net assets from operations ............................. $  162,248,643   $ 11,228,917   $   758,909  $  20,242,321
                                                                       --------------   ------------   -----------  -------------
Distributions declared to shareholders --
 From net investment income .......................................... $  (44,516,908)  $ (1,325,715)  $   --       $  (1,196,882)
 From net realized gain on investments and foreign
   currency transactions .............................................    (41,696,365)    (1,440,891)      --         (11,275,915)
                                                                       --------------   ------------  ------------  -------------
   Total distributions declared to shareholders ...................... $  (86,213,273)  $ (2,766,606)  $   --       $ (12,472,797)
                                                                       --------------   ------------  ------------  -------------
Net increase in net assets from Trust share transactions ............. $  159,099,396   $ 19,083,507   $15,940,946  $  48,947,749
                                                                       --------------   ------------  ------------  -------------
   Total increase in net assets ...................................... $  235,134,766   $ 27,545,818   $16,699,855  $  56,717,273
Net assets:
 At beginning of year ................................................  1,099,887,397     43,134,360       --         146,388,233
                                                                       --------------   ------------  ------------  -------------
 At end of year ...................................................... $1,335,022,163   $ 70,680,178   $16,699,855  $ 203,105,506
                                                                       ==============   ============  ============  =============
Accumulated undistributed net investment income included
  in net assets at end of year ....................................... $   50,080,118   $  2,310,310   $    65,733  $     838,106
                                                                       ==============   ============  ============  =============

For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1996.


                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights


                                                                                 Capital Appreciation Series
                                                               ----------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                               ----------------------------------------------------------------
                                                                   1997         1996          1995         1994         1993
Per share data (for a share outstanding throughout each year): ----------    ----------    ---------    ---------    ---------
Net asset value -- beginning of year ......................... $  35.8316    $  31.9878    $ 24.4076    $ 28.1892    $ 24.8989
                                                               ----------    ----------    ---------    ---------    ---------
Income from investment operations# --
 Net investment income (loss) ................................ $  (0.0405)   $  (0.0200)   $  0.0933    $  0.0523    $  0.1036
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .........................     7.8691        6.7422
                                                               ----------    ----------       8.1619      (1.1104)      4.2197
   Total from investment operations .......................... $   7.8286    $   6.7222    ---------    ---------    ---------
                                                               ----------    ----------    $  8.2552    $ (1.0581)   $  4.3233
Less distributions --                                                                      ---------    ---------    ---------
 From net investment income .................................. $    --       $  (0.0322)
 From net realized gain on investments and foreign                                         $ (0.0568)   $ (0.1306)   $ (0.1095)
   currency transactions .....................................    (3.5210)      (2.8462)     (0.6182)     (2.5929)     (0.9235)
                                                               ----------    ----------    ---------    ---------    ---------
   Total distributions ....................................... $  (3.5210)   $  (2.8784)   $ (0.6750)   $ (2.7235)   $ (1.0330)
                                                               ----------    ----------    ---------    ---------    ---------
Net asset value -- end of year ............................... $  40.1392    $  35.8316    $ 31.9878    $ 24.4076    $ 28.1892
                                                               =========     ==========    =========    =========    =========
Total return[dbldag] .........................................     23.14%        21.48%       34.46%      (3.60)%       18.00%
Ratios (to average net assets)/Supplemental data:
 Expenses## ..................................................      0.78%         0.80%        0.83%        0.83%        0.83%
 Net investment income (loss) ................................    (0.10)%       (0.05)%        0.32%        0.24%        0.48%
Portfolio turnover ...........................................        68%           67%          89%          52%          70%
Average commission rate### ................................... $   0.0523    $   0.0463    $   --       $   --       $   --
Net assets, end of year (000 omitted) ........................ $1,326,240    $1,061,631    $ 797,102    $476,508     $ 420,552



                                                                                     Conservative Growth Series
                                                              --------------------------------------------------------------------
                                                                                       Year Ended December 31,
                                                              --------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
                                                                 1997           1996          1995           1994           1993
                                                               ---------      ---------     ---------      ---------     ---------
Net asset value -- beginning of year ......................    $ 26.4978      $ 22.0182     $ 16.4563      $ 16.9289     $ 16.0717
                                                               ---------      ---------     ---------      ---------     ---------
Income from investment operations# --
 Net investment income (loss)[sec] ........................    $  0.3714      $  0.4100     $  0.4318      $  0.2942     $  0.2041
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .......................       7.8153         5.0415        5.6172      ( 0.4790)        1.1280
                                                               ---------      ---------     ---------      ---------     ---------
   Total from investment operations .......................    $  8.1867      $  5.4515     $  6.0490      $ (0.1848)    $  1.3321
                                                               ---------      ---------     ---------      ---------     ---------
Less distributions --
 From net investment income ...............................    $ (0.2854)     $ (0.2936)    $ (0.3037)     $ (0.1996)    $ (0.1509)
 From net realized gain on investments and foreign
  currency transactions ...................................      (1.2502)       (0.6783)      (0.1834)       (0.0882)      (0.3240)
                                                               ---------      ---------     ---------      ---------     ---------
   Total distributions ....................................    $ (1.5356)     $ (0.9719)    $ (0.4871)     $ (0.2878)    $ (0.4749)
                                                               ---------      ---------     ---------      ---------     ---------
Net asset value -- end of year ............................    $ 33.1489      $ 26.4978     $ 22.0182      $ 16.4563     $ 16.9289
                                                               =========      =========     =========      =========     =========
Total return[dbldag] ......................................       31.94%         25.41%        37.41%        (1.10)%         8.43%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...............................................        0.61%          0.61%         0.64%          0.64%         0.66%
 Net investment income (loss) .............................        1.23%          1.71%         2.25%          2.42%         2.05%
Portfolio turnover ........................................          52%            51%           60%           146%           19%
Average commission rate### ................................    $  0.0563      $  0.0502     $   --         $   --        $   --
Net assets, end of year (000 omitted) .....................    $1,158,135     $ 571,008     $ 302,024      $ 150,318     $  95,770



                                                                           Emerging Growth Series
                                                                   -------------------------------------
                                                                    Year Ended December 31,     Period
                                                                   ------------------------      Ended
Per share data (for a share outstanding                                                       December 31,
  throughout each year):                                             1997            1996        1995*
                                                                   --------       --------     --------
Net asset value -- beginning of year ......................        $14.8305       $12.6867     $10.0000**
                                                                   --------       --------     --------
Income from investment operations# --
 Net investment income (loss)[sec] ........................        $(0.0551)      $ 0.0175     $ 0.0788
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .......................          3.2968         2.1506       2.6079
                                                                   --------       --------     --------
   Total from investment operations .......................        $ 3.2417       $ 2.1681     $ 2.6867
                                                                   --------       --------     --------
Less distributions --
 From net investment income ...............................        $(0.0098)      $(0.0243)    $   --
 From net realized gain on investments and foreign
  currency transactions ...................................         (0.0592)         --            --
                                                                   --------       --------     --------
   Total distributions ....................................        $(0.0690)      $(0.0243)    $   --
                                                                   --------       --------     --------
Net asset value -- end of year ............................        $18.0032       $14.8305     $12.6867
                                                                   ========       ========     ========
Total return[dbldag] ......................................          21.93%         17.15%       26.80%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...............................................           0.81%          0.70%        0.24%+
 Net investment income (loss) .............................         (0.33)%          0.12%        1.13%+
Portfolio turnover ........................................            109%            88%          28%
Average commission rate### ................................        $ 0.0593       $ 0.0346     $   --
Net assets, end of year (000 omitted) .....................        $457,351       $250,826     $ 67,255

       *For the period from the commencement of the Series' investment operations, May 1, 1995, through December 31, 1995.
      **Net asset value on date of commencement of operations.
       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

                                                 Emerging Growth Series
                                        ---------------------------------------
                                             Year Ended         Period Ended
                                         December 31, 1996   December 31, 1995*
                                        ------------------   ------------------
Net investment income (loss) ..........      $(0.0406)           $0.0265
Ratios (to average net assets):
 Expenses## ...........................          0.84%             1.00%+
 Net investment income (loss) .........        (0.02)%             0.38%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                              International
                                                                                              Growth Series
                                                                                    --------------------------------
                                                                                       Year Ended      Period Ended
                                                                                      December 31,     December 31,
Per share data (for a share outstanding throughout each year):                           1997                1996*
                                                                                       ---------          --------
Net asset value -- beginning of year ..............................................    $ 9.8213           $ 10.0000*****
                                                                                       ---------          --------
Income from investment operations# --
 Net investment income[sec] .......................................................    $ 0.1201           $ 0.0748
 Net realized and unrealized loss on investments and foreign currency transactions      (0.2747)           (0.2535)
                                                                                       ---------          --------
   Total from investment operations ...............................................    $(0.1546)          $ (0.1787)
                                                                                       ---------          --------
Less distributions from net investment income .....................................    $(0.0187)          $  --
                                                                                       ---------          --------
Net asset value -- end of year ....................................................    $ 9.6480           $ 9.8213
                                                                                       =========          ========
Total return[dbldag] ..............................................................      1.64)%            (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................................................       1.11%              1.50%+
 Net investment income ............................................................       1.23%              1.47%+
Portfolio turnover ................................................................         261%                3%
Average commission rate### ........................................................    $ 0.0218           $ 0.0252
Net assets, end of year (000 omitted) .............................................    $ 23,401           $  5,525


                                                                                         Managed Sectors Series
                                                                  ----------------------------------------------------------------
                                                                                        Year Ended December 31,
                                                                   ---------------------------------------------------------------
                                                                      1997           1996        1995        1994         1993
Per share data (for a share outstanding throughout each year):     ---------       --------    --------   ---------     --------
Net asset value -- beginning of year ..........................    $ 26.2503       $25.4468    $19.8823    $23.2419     $22.3342
                                                                   ---------       --------    --------    --------     --------
Income from investment operations# --
 Net investment income (loss) .................................    $ (0.0597)      $ 0.0200    $ 0.0979    $ 0.0982     $ 0.0027
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................       6.2302         4.2817
                                                                   ---------       --------      6.1880     (0.6610)      0.9050
   Total from investment operations ...........................    $  6.1705       $ 4.3017    --------    --------     --------
                                                                   ---------       --------    $ 6.2859    $(0.5628)    $ 0.9077
Less distributions --                                                                          --------    --------     --------
 From net investment income ...................................    $ (0.0201)      $(0.0758)
 From net realized gain on investments and foreign                                             $(0.0542)   $(0.0239)    $   --
   currency transactions ......................................      (3.2406)        (3.4224)   (0.6672)    (2.7729)        --
                                                                   ---------       --------    --------    --------    ---------
   Total distributions ........................................    $ (3.2607)      $(3.4982)   $(0.7214)   $(2.7968)    $   --
                                                                   ---------       --------    --------    --------    ---------
Net asset value -- end of year ................................    $ 29.1601       $26.2503    $25.4468    $19.8823     $23.2419
                                                                   =========       ========    ========    ========    =========
Total return[dbldag] ..........................................       25.63%         17.58%      32.29%     (1.94)%        4.08%
Ratios (to average net assets)/Supplemental data:
 Expenses## ...................................................        0.82%          0.82%       0.84%       0.87%        0.84%
 Net investment income (loss) .................................      (0.21)%          0.09%       0.42%       0.53%        0.01%
Portfolio turnover ............................................         103%           121%        113%        103%         116%
Average commission rate### ....................................    $  0.0561       $ 0.0475    $  --       $  --        $   --
Net assets, end of year (000 omitted) .........................    $ 340,627       $266,368    $194,351    $118,987     $104,964



                                                                                MFS/Foreign & Colonial
                                                                            Emerging Markets Equity Series
                                                                           -------------------------------
                                                                               Year Ended   Period Ended
                                                                              December 31,  December 31,
                                                                                  1997        1996***
Per share data (for a share outstanding throughout each year):                -----------   ------------
Net asset value -- beginning of year .......................................   $10.0013       $ 10.000****
                                                                               --------       --------
Income from investment operations# --
 Net investment income (loss) ..............................................   $ 0.1638       $ 0.0706
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ....................................................     0.8773        (0.0693)
                                                                               --------       --------
   Total from investment operations ........................................   $ 1.0411       $ 0.0013
                                                                               --------       --------
Less distributions --
 From net investment income ................................................   $(0.0065)      $  --
 From net realized gain on investments and foreign currency transactions ...         --          --
                                                                               --------       --------
   Total distributions .....................................................   $(0.0065)      $  --
                                                                               --------       --------
Net asset value -- end of year .............................................   $11.0359       $10.0013
                                                                               ========       ========
Total return[dbldag] .......................................................     10.46%          0.00%++
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................      1.07%          1.50%+
 Net investment income (loss) ..............................................      1.38%          0.77%+
Portfolio turnover .........................................................        69%             4%
Average commission rate### .................................................   $ 0.0014       $ 0.0011
Net assets, end of year (000 omitted) ......................................   $ 24,181       $  3,271

       *For the period from the commencement of the Series' investment operations, June 3, 1996 through December 31, 1996.
     ***For the period from the commencement of the Series' investment operations, June 5, 1996 through December 31, 1996.
    ****Net asset value on date of commencement of operations.
       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
   [sec]The investment adviser voluntarily agreed to maintain the expenses of the International Growth Series and MFS/Foreign & Colonial Emerging Markets Equity Series at not more than 1.50% of average daily net assets. In addition, the investment adviser voluntarily waived all or a portion of its advisory fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income
        (loss) per share and the ratios would have been:

                                                   International                  MFS/Foreign & Colonial
                                                   Growth Series              Emerging Markets Equity Series
                                          -------------------------------   -----------------------------------
                                            Year Ended      Period Ended      Year Ended        Period Ended
                                           December 31,     December 31,     December 31,       December 31,
                                               1997             1996*            1997              1996***
                                          --------------   --------------   --------------   ------------------
Net investment income (loss) ..........      $0.1036          $0.0265          $0.1552         $(0.0975)
Ratios (to average net assets):
 Expenses## ...........................        1.28%            2.50%+           1.55%            3.38%+
 Net investment income (loss) .........        1.06%            0.46%+           0.90%          (1.12)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                                     Research Growth
                                                                                                       and Income
                                                                 Research Series                         Series
                                              ----------------------------------------------------   --------------
                                                      Year Ended December 31,
                                              --------------------------------------   Period Ended   Period Ended
Per share data (for a share outstanding                                                December 31,   December 31,
 throughout each year):                           1997          1996          1995        1994*          1997***
                                               ---------     ---------     ---------    ---------     -------------
Net asset value -- beginning of year .......   $ 16.5735     $ 13.5777     $  9.8761     $10.0000**    $10.0000**
                                               ---------     ---------     ---------    ---------      --------
Income from investment operations# --
 Net investment income[sec] ................   $  0.0678     $  0.0797     $  0.1401     $ 0.0131      $ 0.0821
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions ....................      3.3159        3.1330        3.5651      (0.1370)       0.9387
                                               ---------     ---------     ---------    ---------      --------
   Total from investment operations            $  3.3837     $  3.2127     $  3.7052     $(0.1239)     $ 1.0208
                                               ---------     ---------     ---------    ---------      --------
Less distributions --
 From net investment income ................   $ (0.0387)    $ (0.0328)    $ (0.0036)    $  --         $  --
 From net realized gain on investments
  and foreign currency transactions ........     (0.4872)      (0.1841)        --           --            --
                                               ---------     ---------     ---------    ---------      --------
   Total distributions .....................   $ (0.5259)    $ (0.2169)    $ (0.0036)    $  --         $  --
                                               ---------     ---------     ---------    ---------      --------
Net asset value -- end of year .............   $ 19.4313     $ 16.5735     $ 13.5777     $ 9.8761      $11.0208
                                               =========     =========     =========    =========      ========
Total return[dbldag] .......................      20.86%        23.76%        37.50%      (1.20)%++      10.20%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ................................       0.79%         0.84%         0.58%        1.50%+        1.50%+
 Net investment income .....................       0.37%         0.52%         1.16%        1.80%+        1.19%+
Portfolio turnover .........................         79%           70%           81%           3%           29%
Average commission rate### .................   $  0.0458     $  0.0280     $     --      $   --        $ 0.0450
Net assets, end of year
 (000 omitted) .............................   $ 670,302     $ 325,389     $  71,828     $  3,869      $  6,540

                                                                           Total Return Series
                                             ----------------------------------------------------------------------------
                                                                         Year Ended December 31,
                                             ----------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each year):                             1997            1996            1995           1994             1993

Net asset value -- beginning of year .......    $  19.4397      $  18.3848      $  15.0862       $16.0946       $ 14.7219
                                                ----------      ----------      ----------       --------       ---------
Income from investment operations# --
 Net investment income[sec] ................    $   0.7546      $   0.7677      $   0.7824       $ 0.5639       $  0.4319
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions ....................        3.2409          1.6795          3.1527        (0.9310)         1.5044
                                                ----------      ----------      ----------       --------       ---------
   Total from investment operations             $   3.9955      $   2.4472      $   3.9351       $(0.3671)      $  1.9363
                                                ----------      ----------      ----------       --------       ---------
Less distributions --
 From net investment income ................    $  (0.7234)     $  (0.7189)     $  (0.6365)      $(0.4344)      $ (0.4798)
 From net realized gain on investments
  and foreign currency transactions ........       (1.3945)        (0.6734)          --           (0.2069)        (0.0838)
                                                ----------      ----------      ----------       --------       ---------
   Total distributions .....................    $  (2.1179)     $  (1.3923)     $  (0.6365)      $(0.6413)      $ (0.5636)
                                                ----------      ----------      ----------       --------       ---------
Net asset value -- end of year .............    $  21.3173      $  19.4397      $  18.3848       $15.0862       $ 16.0946
                                                ----------      ----------      ----------       --------       ---------
Total return[dbldag] .......................        21.98%          14.10%          26.71%         2.22)%          13.37%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ................................         0.71%           0.72%           0.76%          0.76%           0.78%
 Net investment income .....................         3.72%           4.15%           4.70%          4.34%           4.06%
Portfolio turnover .........................          113%            134%            108%            66%            102%
Average commission rate### .................    $   0.0590      $   0.0539      $   --           $  --           $   --
Net assets, end of year
 (000 omitted) .............................    $1,696,108      $1,335,022      $1,099,887       $839,614        $696,496

       *For the period from the commencement of the Series' investment operations, November 7, 1994, through December 31, 1994.
      **Net asset value on date of commencement of operations.
     ***For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.
       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived a portion of its advisory fee for the Research Series for the periods indicated. In addition, the investment adviser voluntarily agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets. If the waiver had not been in place and, with respect to the Research Growth and Income Series, to the extent actual expenses were over these limitations, the net investment income
        (loss) per share and the ratios would have been:

                                                                     Research Growth
                                          Research Series           and Income Series
                                 -------------------------------    -----------------
                                   Year Ended      Period Ended        Period Ended
                                  December 31,     December 31,        December 31,
                                      1995             1994*             1997***
                                 -------------    -------------      ---------------
Net investment income (loss) ..     $0.0954        $0.0145)           $0.0614
Ratios (to average net assets):
 Expenses## ...................       0.95%          3.49%+             1.83%+
 Net investment income (loss) .       0.79%        (0.19)%+             0.84%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                          Utilities Series
                                                       ----------------------------------------------------
                                                                       Year Ended December 31,
                                                       ----------------------------------------------------
Per share data (for a share outstanding                    1997          1996          1995          1994
 throughout each year):                                 ----------    ---------    ---------      --------
Net asset value -- beginning of year .................   $13.9874     $12.2598     $ 9.5209       $10.0164
                                                         --------     --------     --------       --------
Income from investment operations# --
 Net investment income[sec] ..........................   $ 0.4576     $ 0.5322     $ 0.4918       $ 0.2899
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......     3.6873       1.8548       2.5197        (0.7817)
                                                         --------     --------     --------       --------
   Total from investment operations ..................   $ 4.1449     $ 2.3870     $ 3.0115       $(0.4918)
                                                         --------     --------     --------       --------
Less distributions --
 From net investment income ..........................   $(0.4248)    $(0.3160)    $(0.2726)      $(0.0037)
 From net realized gain on investments and foreign
  currency transactions ..............................    (1.2982)      0.3434)        --            --
                                                         --------     --------     --------       --------
   Total distributions ...............................   $(1.7230)    $(0.6594)    $(0.2726)      $(0.0037)
                                                         --------     --------     --------       --------
Net asset value -- end of year .......................   $16.4093     $13.9874     $12.2598       $ 9.5209
                                                         ========     ========     ========       ========
Total return[dbldag] .................................     32.71%       20.37%       32.36%        (4.96)%
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ..........................................      0.86%        0.88%        0.44%          0.39%
 Net investment income ...............................      3.15%        4.23%        4.62%          4.59%
Portfolio turnover ...................................       144%         131%         119%           103%
Average commission rate### ...........................   $ 0.0324     $ 0.0435     $    --        $  --
Net assets, end of year (000 omitted) ................   $123,008     $ 70,680     $ 43,134       $ 21,448

                                                         Utilities Series            Value Series
                                                       ------------------ -----------------------------------
Per share data (for a share outstanding                    Period Ended     Year Ended       Period Ended
                                                           December 31,    December 31,      December 31,
                                                               1993*           1997             1996***
 throughout each year):                                ------------------ -------------- --------------------
Net asset value -- beginning of year .................     $10.0000****      $11.0055          $10.0000****
                                                           --------          --------          --------
Income from investment operations# --
 Net investment income[sec] ..........................     $ 0.0128          $ 0.1466          $ 0.0916
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......       0.0036            2.8785            0.9139
                                                           --------          --------          ---------
   Total from investment operations ..................     $ 0.0164          $ 3.0251          $ 1.0055
                                                           --------          --------          --------
Less distributions --
 From net investment income ..........................     $   --            $(0.0221)         $ --
 From net realized gain on investments and foreign
  currency transactions ..............................         --             (0.0746)           --
                                                           --------          --------          --------
   Total distributions ...............................     $   --            $(0.0967)         $ --
                                                           --------          --------          --------
Net asset value -- end of year .......................     $10.0164          $13.9339          $11.0055
                                                           ========          ========          ========
Total return[dbldag] .................................        1.59%+           27.57%            10.10%++
Ratios (to average net assets)/
 Supplemental data[sec]:
 Expenses## ..........................................        1.50%+            0.77%             0.60%+
 Net investment income ...............................        2.58%+            1.15%             1.75%+
Portfolio turnover ...................................         --                129%               52%
Average commission rate### ...........................     $    --           $ 0.0372          $ 0.0228
Net assets, end of year (000 omitted) ................     $   2,798         $ 87,744          $ 16,700

       *For the period from the commencement of the Series' investment operations, November 16, 1993, through December 31, 1993.
     ***For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1996.
    ****Net asset value on date of commencement of operations.
       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series and Value Series for the periods indicated. In addition, the investment adviser voluntarily agreed to maintain the expenses of the Value Series at not more than 1.00% of average daily net assets. If the waivers had not been in place and, with respect to the Value Series, to the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

                                                          Utilities Series                           Value Series
                                          ----------------------------------------------   --------------------------------
                                            Year Ended December 31,        Period Ended      Year Ended       Period Ended
                                          ---------------------------      December 31,     December 31,      December 31,
                                              1995           1994              1993*            1997            1996***
                                          ------------   ------------   ----------------   --------------   ---------------
Net investment income (loss) ..........      $0.4375        $0.2412        $(0.0407)          $0.1296          $0.0537
Ratios (to average net assets):
 Expenses## ...........................        0.95%          1.14%           9.71%+            0.90%            1.35%+
 Net investment income (loss) .........        4.12%          3.84%         (5.63)%+            1.03%            1.02%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                World Growth Series
                                                                 ------------------------------------------------------------
                                                                              Year Ended December 31,            Period Ended
                                                                 ----------------------------------------------  December 31,
Per share data (for a share outstanding throughout each year):        1997        1996       1995       1994        1993*
                                                                   ---------   ---------   --------   ---------   --------
Net asset value -- beginning of year ...........................   $ 13.0338   $ 12.3464   $10.9425   $ 10.6366   $10.0000***
                                                                   ---------   ---------   --------   ---------   --------
Income from investment operations# --
 Net investment income[sec] ....................................   $  0.0446   $  0.0232   $ 0.0689   $  0.1506   $ 0.0088
 Net realized and unrealized gain on investments and
  foreign currency transactions ................................      1.9245      1.5878     1.6388      0.1590     0.6278
                                                                   ---------   ---------   --------   ---------   --------
   Total from investment operations ............................   $  1.9691   $  1.6110   $ 1.7077   $  0.3096   $ 0.6366
                                                                   ---------   ---------   --------   ---------   --------
Less distributions --
 From net investment income ....................................   $ (0.0626)  $ (0.0886)  $(0.1361)  $ (0.0037)  $  --
 From net realized gain on investments and foreign
  currency transactions                                              (0.2559)    (0.8350)   (0.1677)       --        --
                                                                   ---------   ---------   --------   ---------   --------
  Total distributions ..........................................   $ (0.3185)  $ (0.9236)  $(0.3038)  $ (0.0037)  $  --
                                                                   ---------   ---------   --------   ---------   --------
Net asset value -- end of year .................................   $ 14.6844   $ 13.0338   $12.3464   $ 10.9425   $10.6366
                                                                   =========   =========   ========   =========   ========
Total return[dbldag] ...........................................      15.32%      13.02%     16.06%       2.86%     50.78%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ....................................................       1.02%       1.04%      1.07%       0.47%      1.02%+
 Net investment income .........................................       0.31%       0.18%      0.60%       2.20%      1.23%+
Portfolio turnover .............................................        105%         81%       162%        231%         2%
Average commission rate### .....................................   $  0.0109   $  0.0142   $  --      $   --      $   --
Net assets, end of year (000 omitted) ..........................   $ 252,402   $ 203,106   $146,388   $100,045    $ 18,879

       *For the period from the commencement of the Series' investment operations, November 16, 1993, through December 31, 1993.
     ***Net asset value on date of commencement of operations.
       +Annualized.
      ++Not annualized.
       #Per share data are based on average shares outstanding.
      ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
     ###Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   [sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Growth Series for the periods indicated. If the waivers had not been in place, the net investment income per share and the ratios would have been:

                                                      World Growth Series
                                                ------------------------------
                                                Year Ended        Period Ended
                                                December 31,      December 31,
                                                   1994                1993*
                                                ---------         ------------
Net investment income .......................    $0.0989            $0.0022
Ratios (to average net assets):
 Expenses## .................................      1.20%              1.92%+
 Net investment income ......................      1.47%              0.33%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Organization
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of twenty separate Series (the Series) of shares:
Capital Appreciation Series*, Conservative Growth Series*, Emerging Growth Series*, Government Securities Series, High Yield Series, International Growth Series*, International Growth and Income Series, Managed Sectors Series*, MFS/Foreign & Colonial Emerging Markets Equity Series*, Money Market Series, Research Series*, Research Growth and Income Series*, Total Return Series*, Utilities Series*, Value Series*, World Asset Allocation Series, World Governments Series, World Growth Series*, World Total Return Series, and Zero Coupon Series, 2000 Portfolio. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series of the Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such Series require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series of the Trust may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series or portfolio of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 1997, the following amounts were reclassified due to permanent differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                                         Capital      Conservative      Emerging     International      Managed
                                                      Appreciation       Growth          Growth          Growth         Sectors
                                                         Series          Series          Series          Series         Series
                                                    --------------    ------------    ------------   -------------    -----------
Increase (decrease):
Paid-in capital ...................................   $ (1,301,564)     $    --        $    --          $  6,598      $ (657,523)
Accumulated undistributed net realized gain on
 investments and foreign currency transactions   ..         25,376         42,521       (1,165,329)       54,609           8,789
Accumulated undistributed net investment income ...      1,276,188        (42,521)       1,165,329       (61,207)        648,734

                                                        MFS/Foreign
                                                         & Colonial
                                                          Emerging
                                                       Markets Equity
                                                           Series
                                                       --------------
Increase (decrease):
Paid-in capital .....................................     $   --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions ......      (69,250)
Accumulated undistributed net investment income .....       69,250



                                                        Research
                                                       Growth and     Total                                 World
                                           Research      Income       Return     Utilities      Value      Growth
                                            Series       Series       Series       Series      Series      Series
                                          ----------   ----------    ---------   ---------    --------    --------
Increase (decrease):
Paid-in capital ........................   $    --      $   --       $   --       $   --      $   --      $  6,917
Accumulated undistributed net
 realized gain on investments
 and foreign currency transactions .....     38,968        190       235,541      (8,632)      20,693       53,508
Accumulated undistributed net
 investment income .....................    (38,968)      (190)     (235,541)      8,632      (20,693)     (60,425)

At December 31, 1997, the following Series had capital loss carryforwards for federal income tax purposes which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                                                             Portion Expiring December 31,
                                                      --------------------------------------------
                                                       Total Carryover    1998     1999     2000
                                                      ----------------- -------- -------- --------
International Growth Series .........................    $523,753        $--       $--      $--
                                                         ========       =======   =======  =======
MFS/Foreign & Colonial Emerging Markets Equity Series       5,296         --        --       --
                                                         ========       =======   =======  =======

                                                               Portion Expiring December 31,
                                                      ----------------------------------------------
                                                        2001     2002     2003      2004       2005
                                                      -------- -------- -------- --------- ---------
International Growth Series .........................   $--      $--      $--     $7,804    $515,949
                                                       =======  =======  =======  ======    ========
MFS/Foreign & Colonial Emerging Markets Equity Series    --       --       --      5,296       --
                                                       =======  =======  =======  ======    ========

(3) Transactions with Affiliates

The Trust has investment advisory agreements with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada, to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of each Series for the fiscal year. Investment advisory fees and expense limitations are as follows:

                                                           Investment        Expense
                                                         Advisory Fees     Limitations
----------------------------------------------------------------------------------------
Capital Appreciation Series ............................      0.75%*           1.25%
Conservative Growth Series .............................      0.55%            1.25%
Emerging Growth Series .................................      0.75%*           N/A
International Growth Series ............................     0.975%*           N/A
Managed Sectors Series .................................      0.75%*           1.25%
MFS/Foreign & Colonial Emerging Markets Equity Series ..      1.25%            1.50%
Research Series ........................................      0.75%*           N/A
Research Growth and Income Series ......................      0.75%            1.50%
Total Return Series ....................................      0.75%*           1.25%
Utilities Series .......................................      0.75%*           N/A
Value Series ...........................................      0.75%*           N/A
World Growth Series ....................................      0.90%            N/A

*The advisory fee for the Capital Appreciation Series is 0.75% of the first $1 billion of the average daily net assets, 0.675% of the average daily net assets of the next $500 million and 0.65% of the average daily net assets in excess of $1.5 billion. The advisory fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series, and Value Series is 0.75% of the first $300 million of average daily net assets of each of the Series and 0.675% of the average daily net assets of each Series in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average daily net assets in excess of $1 billion. The advisory fee for the International Growth Series is 0.975% of the first $500 million of the average daily net assets and 0.925% of the average daily net assets in excess of $500 million.

The advisory agreements with respect to the MFS/Foreign & Colonial Emerging Markets Equity Series and World Growth Series permit MFS to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd., an England and Wales Company, and its subsidiary Foreign & Colonial Emerging Markets Limited to assist in the performance of its services.

MFS has assumed a portion of the fees for the MFS/Foreign & Colonial Emerging Markets Equity Series, International Growth Series, Research Growth and Income Series and Value Series. The amount assumed under these agreements for the year ended December 31, 1997, was $83,132, $26,067, $5,017 and $61,335, respectively.

Administrator - Effective March 1, 1997, each Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

         First $1 billion................       0.0150%
         Next $1 billion.................       0.0125%
         Next $1 billion.................       0.0100%
         In excess of $3 billion.........       0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain of the officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


(4) Portfolio Securities
For the year ended December 31, 1997, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                            Capital         Conservative        Emerging
                                                          Appreciation         Growth            Growth       International
                                                             Series            Series            Series       Growth Series
---------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $    --           $   --            $    --         $   --
                                                       ===============   ===============   ===============    ===========
Investments (non-U.S. government securities) .........    $733,822,140      $788,936,415      $513,693,209    $51,896,132
                                                       ===============   ===============   ===============   ============
Sales
U.S. government securities ...........................    $    --           $   --            $    --         $   --
                                                       ===============   ===============   ===============    ============
Investments (non-U.S. government securities) .........    $741,813,023      $421,547,011      $363,053,455    $34,599,238
                                                       ===============   ===============   ===============   ============


                                                                            MFS/Foreign &                        Research
                                                            Managed           Colonial                            Growth
                                                            Sectors       Emerging Markets       Research       and Income
                                                             Series         Equity Series         Series          Series
--------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $    --         $    --              $    --         $  107,207
                                                       ===============    ==============    ===============    ==========
Investments (non-U.S. government securities) .........    $307,594,914    $32,109,616          $623,419,602    $6,380,830
                                                       ===============    ==============    ===============    ==========
Sales
U.S. government securities ...........................    $    --         $   --               $    --         $   --
                                                       ===============    ==============    ===============   ===========
Investments (non-U.S. government securities) .........    $315,763,868    $10,540,960          $380,210,659    $  614,374
                                                       ===============    ==============    ===============   ===========

                                                         Total                                            World
                                                         Return          Utilities         Value          Growth
                                                         Series           Series           Series         Series
                                                    ---------------   --------------   -------------   -------------
Purchases
U.S. government securities ......................    $629,910,906      $ 19,296,641     $ 8,130,766     $    --
                                                     ============      ============     ===========    =============
Investments (non-U.S. government securities) ....    $948,655,697      $135,030,122     $98,720,608     $258,205,863
                                                     ============      ============     ===========    =============
Sales
U.S. government securities ......................    $625,073,970      $ 18,066,792     $ 9,211,351     $    --
                                                     ============      ============     ===========    =============
Investments (non-U.S. government securities) ....    $925,496,896      $109,706,703     $45,807,984     $235,795,845
                                                     ============      ============     ===========    =============

At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investment securities owned by each series of the Trust, as computed on the federal income tax basis, are as follows:

                                                         Capital          Conservative         Emerging
                                                       Appreciation          Growth             Growth        International
                                                          Series             Series             Series        Growth Series
                                                     ---------------    ----------------   ---------------   --------------
Aggregate cost ..................................    $1,002,191,162       $919,244,311      $ 393,942,310     $ 23,545,096
                                                     ==============       ============      =============     ============
Gross unrealized appreciation ...................    $  368,227,049       $245,454,682      $  86,504,966     $  1,322,452
Gross unrealized depreciation ...................       (52,946,858)        (9,089,689)       (16,978,932)      (1,572,018)
                                                     --------------       ------------      -------------     ------------
 Net unrealized appreciation (depreciation) .....    $  315,280,191       $236,364,993      $  69,526,034     $   (249,566)
                                                     ==============       ============      =============     ============

                                                                         MFS/Foreign &
                                                        Managed            Colonial                             Research
                                                        Sectors        Emerging Markets        Research        Growth and
                                                         Series          Equity Series          Series        Income Series
                                                    ---------------   ------------------   ---------------   --------------
Aggregate cost ..................................    $ 280,608,537       $ 25,039,429       $ 558,163,084      $6,496,421
                                                     =============       ============       =============      ==========
Gross unrealized appreciation ...................    $  74,822,217       $  1,556,059       $ 123,299,088      $  374,795
Gross unrealized depreciation ...................      (21,848,664)        (2,853,777)        (17,255,647)       (157,661)
                                                     -------------       ------------       -------------      ----------
 Net unrealized appreciation (depreciation) .....    $  52,973,553       $ (1,297,718)      $ 106,043,441      $  217,134
                                                     =============       ============       =============      ==========


                                                          Total                                                 World
                                                          Return           Utilities           Value            Growth
                                                          Series             Series           Series            Series
                                                     --------------     ---------------   --------------   ---------------
Aggregate cost ..................................    $1,437,606,134      $107,501,227      $ 81,218,482     $ 218,082,553
                                                     ==============      ============      ============     =============
Gross unrealized appreciation ...................    $  264,378,708      $ 16,395,441      $  9,140,643     $  46,085,145
Gross unrealized depreciation ...................        (8,766,659)       (1,468,996)       (2,217,428)      (14,579,848)
                                                     --------------      ------------      ------------     -------------
 Net unrealized appreciation ....................    $  255,612,049      $ 14,926,445      $  6,923,215     $  31,505,297
                                                     ==============      ============      ============     =============

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares during the years ended December 31, 1997 and December 31, 1996 are presented below and on the following page.

                                                         Capital Appreciation Series
                                     ----------------------------------------------------------------
                                                Year Ended                        Year Ended
                                             December 31, 1997                 December 31, 1996
                                     --------------------------------- ------------------------------
                                          Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------
Shares sold ........................    10,434,973     $ 400,458,067     11,443,621     $ 385,162,405
Shares issued to shareholders in
 reinvestment of distributions .....     2,938,523       104,376,322      2,235,453        76,050,124
Shares reacquired ..................    (9,960,873)     (381,110,850)    (8,969,620)     (302,628,263)
                                        ----------     -------------     ----------     -------------
 Net increase ......................     3,412,623     $ 123,723,539      4,709,454     $ 158,584,266
                                        ==========     =============     ==========     =============

                                                      Conservative Growth Series
                                     ------------------------------------------------------------
                                               Year Ended                     Year Ended
                                            December 31, 1997              December 31, 1996
                                     ------------------------------- ----------------------------
                                          Shares          Amount         Shares         Amount
-------------------------------------------------------------------------------------------------
Shares sold ........................    13,737,227    $ 412,591,260    7,921,733    $ 190,035,383
Shares issued to shareholders in
 reinvestment of distributions .....     1,378,263       38,687,847      677,102       15,634,288
Shares reacquired ..................    (1,727,397)     (51,136,982)    (766,565)     (18,581,922)
                                        ----------    -------------    ---------    -------------
 Net increase ......................    13,388,093    $ 400,142,125    7,832,270    $ 187,087,749
                                        ==========    =============    =========    =============

                                                     Emerging Growth Series
                                 --------------------------------------------------------------
                                           Year Ended                      Year Ended
                                        December 31, 1997               December 31, 1996
                                 ------------------------------- ------------------------------
                                      Shares          Amount          Shares          Amount
                                 --------------- --------------- --------------- --------------
Shares sold ....................    10,946,183    $ 181,464,154     13,818,601    $ 196,450,554
Shares issued to shareholders in
 reinvestment of distributions .        88,424        1,339,620         15,052          223,677
Shares reacquired ..............    (2,543,688)     (40,118,389)    (2,221,950)     (30,141,433)
                                    ----------    -------------     ----------    -------------
 Net increase ..................     8,490,919    $ 142,685,385     11,611,703    $ 166,532,798
                                    ==========    =============     ==========    =============

                                                International Growth Series
                                 ----------------------------------------------------------
                                          Year Ended                  Period Ended
                                      December 31, 1997            December 31, 1996+
                                 ---------------------------- -----------------------------
                                     Shares        Amount         Shares         Amount
                                 ------------- -------------- ------------- ---------------
Shares sold ....................   2,306,580    $ 22,635,372      720,467     $ 7,169,348
Shares issued to shareholders in
 reinvestment of distributions .       2,469          24,244           --              --
Shares reacquired ..............    (446,133)     (4,273,013)    (157,890)     (1,575,255)
                                   ---------    ------------     --------     -----------
 Net increase ..................   1,862,916    $ 18,386,603      562,577     $ 5,594,093
                                   =========    ============     ========     ===========

                                                      Managed Sectors Series
                                 ---------------------------------------------------------------
                                            Year Ended                       Year Ended
                                        December 31, 1997                December 31, 1996
                                 -------------------------------- ------------------------------
                                      Shares          Amount           Shares          Amount
                                 --------------- ---------------- --------------- --------------
Shares sold ....................     3,138,355     $ 89,274,597      2,818,152     $ 71,069,036
Shares issued to shareholders in
reinvestment of distributions ..     1,278,910       31,844,858      1,176,164       29,392,333
Shares reacquired ..............    (2,883,189)     (80,809,840)    (1,484,629)     (36,764,837)
                                    ----------     ------------     ----------     ------------
 Net increase ..................     1,534,076     $ 40,309,615      2,509,687     $ 63,696,532
                                    ==========     ============     ==========     ============

                                                 MFS/Foreign & Colonial
                                             Emerging Markets Equity Series
                                 ------------------------------------------------------
                                          Year Ended                  Year Ended
                                      December 31, 1997          December 31, 1996++
                                 ---------------------------- -------------------------
                                     Shares        Amount        Shares        Amount
                                 ------------- -------------- ------------ ------------
Shares sold ....................   2,597,554    $ 30,304,756     379,243    $3,745,777
Shares issued to shareholders in
reinvestment of distributions ..         685           7,806         --           --
Shares reacquired ..............    (734,171)     (8,603,757)    (52,143)     (516,016)
                                   ---------    ------------     -------    ----------
 Net increase ..................   1,864,068    $ 21,708,805     327,100    $3,229,761
                                   =========    ============     =======    ==========

                                                         Research Series
                                 -------------------------------------------------------------
                                           Year Ended                     Year Ended
                                       December 31, 1997              December 31, 1996
                                 ------------------------------ ------------------------------
                                     Shares          Amount         Shares          Amount
                                 -------------- --------------- -------------- ---------------
Shares sold ....................   14,881,373    $ 270,570,212    14,559,925    $220,770,984
Shares issued to shareholders in
reinvestment of distributions ..      757,459       12,967,721       143,325       2,171,375
Shares reacquired ..............     (776,006)     (13,853,334)     (360,295)     (5,561,486)
                                   ----------    -------------    ----------    ------------
 Net increase ..................   14,862,826    $ 269,684,599    14,342,955    $217,380,873
                                   ==========    =============    ==========    ============

                                     Research Growth and Income Series
                                     ---------------------------------
                                              Period Ended
                                         December 31, 1997+++
                                     ---------------------------------
                                          Shares        Amount
                                       ------------ -------------
Shares sold ....................          625,995    $6,579,170
Shares issued to shareholders in
reinvestment of distributions ..              --            --
Shares reacquired ..............          (32,574)     (338,886)
                                          -------    ----------
 Net increase ..................          593,421    $6,240,284
                                          =======    ==========

                                                            Total Return Series
                                     ------------------------------------------------------------------
                                                 Year Ended                       Year Ended
                                             December 31, 1997                 December 31, 1996
                                     ---------------------------------- -------------------------------
                                          Shares            Amount           Shares          Amount
                                     ---------------- ----------------- --------------- ---------------
Shares sold ........................     13,207,717     $ 265,729,913      8,956,855     $164,902,813
Shares issued to shareholders in
reinvestment of distributions ......      7,751,099       146,263,239      4,879,076       86,213,273
Shares acquired ....................    (10,068,841)     (202,501,041)    (4,986,660)     (92,016,690)
                                        -----------     -------------     ----------     ------------
 Net increase ......................     10,889,975     $ 209,492,111      8,849,271     $159,099,396
                                        ===========     =============     ==========     ============

                                                        Utilities Series
                                     ---------------------------------------------------------
                                              Year Ended                   Year Ended
                                          December 31, 1997            December 31, 1996
                                     ---------------------------- ----------------------------
                                         Shares        Amount         Shares        Amount
                                     ------------- -------------- ------------- --------------
Shares sold ........................   2,211,285    $ 32,370,633    1,883,446    $ 23,567,505
Shares issued to shareholders in
reinvestment of distributions ......     710,454       9,314,058      230,167       2,766,606
Shares acquired ....................    (478,597)     (6,990,242)    (578,846)     (7,250,604)
                                       ---------    ------------    ---------    ------------
 Net increase ......................   2,443,142    $ 34,694,449    1,534,767    $ 19,083,507
                                       =========    ============    =========    ============

                                                       Value Series
                                 ---------------------------------------------------------
                                          Year Ended                  Period Ended
                                      December 31, 1997            December 31, 1996+
                                 ---------------------------- ----------------------------
                                     Shares        Amount         Shares        Amount
                                 ------------- -------------- ------------- --------------
Shares sold ....................   4,923,312    $ 61,333,766    1,564,290    $16,436,287
Shares issued to shareholders in
reinvestment of distributions ..      24,748         287,829           --             --
Shares reacquired ..............    (168,345)     (2,056,947)     (46,888)      (495,341)
                                   ---------    ------------    ---------    -----------
 Net increase ..................   4,779,715    $ 59,564,648    1,517,402    $15,940,946
                                   =========    ============    =========    ===========

                                                       World Growth Series
                                 ----------------------------------------------------------------
                                            Year Ended                       Year Ended
                                        December 31, 1997                December 31, 1996
                                 -------------------------------- -------------------------------
                                      Shares          Amount           Shares          Amount
                                 --------------- ---------------- --------------- ---------------
Shares sold ....................     4,579,286     $ 64,323,747      6,357,585     $ 81,483,550
Shares issued to shareholders in
reinvestment of distributions ..       379,516        5,115,882        961,665       12,472,797
Shares reacquired ..............    (3,353,346)     (46,866,330)    (3,593,022)     (45,008,598)
                                    ----------     ------------     ----------     ------------
 Net increase ..................     1,605,456     $ 22,573,299      3,726,228     $ 48,947,749
                                    ==========     ============     ==========     ============

  +For the period from June 3, 1996, commencement of investment operations, through December 31, 1996.
 ++For the period from June 5, 1996, commencement of investment operations, through December 31, 1996.
+++For the period from May 13, 1997, commencement of investment operations, through December 31, 1997.

(6) Financial Instruments
Certain Series of the Trust may trade financial instruments with off-balance sheet risk in the normal course of their investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Series have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 1997, is shown on the following page.

Written Option Transactions -- Managed Sector Series


                                                                 1997 Calls
                                                        -----------------------------
                                                         Contracts        Premiums
                                                        -----------   ---------------
Outstanding, beginning of year                                --       $    --
 Options written ....................................      23,170        3,168,167
 Options terminated in closing transactions .........      (5,880)        (553,389)
 Options expired ....................................     (11,982)      (1,869,960)
                                                          -------      -----------
Outstanding, end of year ............................       5,308      $   744,818
                                                          -------      ===========

At December 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.


Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                  Net Unrealized
                                                                  Contracts to                     Contracts at    Appreciation
Series                         Transaction   Settlement Date    Deliver/Receive  In Exchange for      Value       (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
International Growth Series   Sales            3/16/98       FRF      3,100,000    $  539,008      $  517,486      $   21,522
                                               3/16/98       JPY    120,000,000     1,100,241         932,760         167,481
                                                                                   ----------      ----------      ----------
                                                                                   $1,639,249      $1,450,246      $  189,003
                                                                                   ==========      ==========      ==========
                           ------------------------------------------------------------------------------------------------------
                              Purchases        3/16/98       FRF      3,100,000    $  506,883      $  517,486      $   10,603
                                               3/16/98       JPY    120,000,000     1,067,331         932,760        (134,571)
                                                                                   ----------      ----------      ----------
                                                                                   $1,574,214      $1,450,246      $ (123,968)
                                                                                   ==========      ==========      ==========

At December 31, 1997, forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Value Series amounted to a net receivable of $2,641 with Deutsche Bank.


(7) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At December 31, 1997, the Capital Appreciation Series, International Growth Series, MFS/Foreign & Colonial Emerging Markets Equity Series, Research Series, Total Return Series, and World Growth Series owned the following restricted securities (consisting of 0.28%, 0.35%, 0.11%, 0.33%, 0.03%, and 0.63%, of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                           Date of       Shares/
Series                           Description                             Acquisition   Par Amount       Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series      Tel-Save Holdings, Inc.                    3/10/97      186,900    $3,083,850    $3,714,638
                                                                                                    ==========    ==========
International Growth Series      Bank Handlowy w Warszawie                  7/03/97        2,261    $   28,302    $   28,905
                                 Hong Leong Finance Ltd.                    9/11/97       50,000       102,261        53,571
                                                                                                    ----------    ----------
                                                                                                    $  130,563    $   82,476
                                                                                                    ==========    ==========
MFS/Foreign & Colonial Emerging
Markets Equity Series            Bank Handlowy w Warszawie                  7/09/97        2,118    $   26,267    $   27,077
                                                                                                    ==========    ==========

Research Series                  Jarvis Hotels PLC                          6/21/94      908,300    $2,430,302    $2,241,229
                                                                                                    ==========    ==========

Total Return Series              Merrill Lynch Mortgage                     6/22/94      514,000    $  356,266    $  490,950
                                 Investors, Inc., 8.171s, 2022                                      ==========    ==========

World Growth Series              Bank Handlowy w Warszawie                  6/18/97        5,069    $   63,503    $   64,803
                                 Hong Leong Finance Ltd.                   11/01/96       96,000       289,369       102,857
                                 India Gateway Fund Ltd.                    6/02/94          700         3,367         3,087
                                 International Business                     8/29/95       12,600       124,992            --
                                 Communications Systems, Inc.               6/21/96      573,491     1,515,971     1,415,088
                                 Jarvis Hotels PLC                                                  ----------    ----------
                                                                                                    $1,997,202    $1,585,835
                                                                                                    ==========    ==========

(8) Name Change

Effective September 30, 1997, MFS/Foreign & Colonial International Growth Series terminated its investment subadvisory agreement with Foreign & Colonial Management Limited and changed its name to International Growth Series.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, International Growth Series, Managed Sectors Series, MFS/Foreign & Colonial Emerging Markets Equity Series, Research Series, Research Growth and Income Series, Total Return Series, Utilities Series, Value Series, and World Growth Series, (each a portfolio of MFS/Sun Life Series Trust) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 6, 1998





                 ---------------------------------------------
This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Tax Form Summary

Dividends Received Deduction

For the year ended December 31, 1997, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                Dividends Received Deduction
                                -----------------------------
Capital Appreciation Series               11.9%
Conservative Growth Series                51.3%
Emerging Growth Series                    34.9%
Managed Sectors Series                     8.7%
Research Series                           15.2%
Total Return Series                       32.1%
Utilities Series                          16.8%
Value Series                               8.7%
World Growth Series                        0.9%

Federal Income Tax Information on Distributions
The Series below have designated the following long-term capital gain distributions:

                                Long-Term Capital Gains
                                ------------------------
Capital Appreciation Series          $63,007,960
Conservative Growth Series            24,215,428
Emerging Growth Series                 1,150,020
Managed Sectors Series                17,188,340
Research Series                        3,242,855
Total Return Series                   92,782,904
Utilities Series                       2,740,723
Value Series                                  --
World Growth Series                    1,682,216

Foreign Tax Credit
For the year ended December 31, 1997, interest and dividends from foreign countries and taxes paid to foreign countries were as follows:

                                                           Interest and Dividends       Taxes
                                                          ------------------------   ----------
International Growth Series                                      $  230,006           $ 23,938
MFS/Foreign & Colonial Emerging Markets Equity Series               328,730             10,788
World Growth Series                                               2,096,910            191,932

[BACK COVER]

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole,
Boston, Massachusetts

J. KERMIT BIRCHFIELD, Trustee
Consultant, Display Technology, Inc. (manufacturer of liquid-crystal display technology), Gloucester, Massachusetts

WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company
(Blockbuster Video franchise), Dallas, Texas

DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Wellesley Hills, Massachusetts

GARTH MARSTON, Trustee
Former Chairman, Retired, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, Retired, The Gillette Company,
Marblehead, Massachusetts

Officers+
W. THOMAS LONDON, Treasurer
MARK E. BRADLEY, Assistant Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
JAMES R. BORDEWICK, JR., Assistant Secretary

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+

JEAN O. ALLESSANDRO
JOHN W. BALLEN
ARNAB KUMAR BANERJI
STEPHEN C. BRYANT
DAVID M. CALABRO
JAMES J. CALMAS
JEFFREY CHOWDHEY
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
KEVIN R. PARKE
BERNARD SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
The Research Committee



*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                        SUN-2A 2/98 190